UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number      811-21906
                                                    ---------------------

                       Claymore Exchange-Traded Fund Trust
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                -------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                          ----------------

                       Date of fiscal year end: August 31
                                               ----------

                   Date of reporting period: February 28, 2009
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


SEMIANNUAL REPORT
February 28, 2009       CLAYMORE EXCHANGE-TRADED FUND TRUST
      (Unaudited)

                                     [LOGO]
                                  CLAYMORE ETFs
                              Access to Innovation

                                    [PHOTO]

EEB | CLAYMORE/BNY MELLON BRIC ETF         DEF | CLAYMORE/SABRIENT DEFENSIVE
                                                 EQUITY INDEX ETF

CSD | CLAYMORE/CLEAR SPIN-OFF ETF          NFO | CLAYMORE/SABRIENT INSIDER ETF

XGC | CLAYMORE/GREAT COMPANIES             STH | CLAYMORE/SABRIENT STEALTH ETF
      LARGE-CAP GROWTH INDEX ETF

OTR | CLAYMORE/OCEAN TOMO GROWTH           CZA | CLAYMORE/ZACKS MID-CAP CORE ETF
      INDEX ETF

OTP | CLAYMORE/OCEAN TOMO PATENT ETF       CVY | CLAYMORE/ZACKS MULTI-ASSET
                                                 INCOME INDEX ETF

RYJ | CLAYMORE/RAYMOND JAMES SB-1          XRO | CLAYMORE/ZACKS SECTOR ROTATION
      EQUITY ETF                                 ETF

                                                                    [LOGO]
                                                                    CLAYMORE(SM)

                                                                WWW.CLAYMORE.COM

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                             CLAYMORE EXCHANGE-TRADED FUND TRUST

                               [PHOTO OF CLAYMORE]

CONTENTS
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DEAR SHAREHOLDER                                                               3
ECONOMIC AND MARKET OVERVIEW                                                   4
MANAGEMENT DISCUSSION OF FUND PERFORMANCE                                      6
FUND SUMMARY & PERFORMANCE                                                    20
OVERVIEW OF FUND EXPENSES                                                     34
PORTFOLIO OF INVESTMENTS                                                      36
STATEMENT OF ASSETS AND LIABILITIES                                           62
STATEMENT OF OPERATIONS                                                       64
STATEMENT OF CHANGES IN NET ASSETS                                            66
FINANCIAL HIGHLIGHTS                                                          70
NOTES TO FINANCIAL STATEMENTS                                                 82
SUPPLEMENTAL INFORMATION                                                      87
BOARD CONSIDERATIONS REGARDING THE APPROVAL
   OF THE INVESTMENT ADVISORY AGREEMENT                                       89
TRUST INFORMATION                                                             91
ABOUT THE TRUST ADVISER                                               Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Funds' website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust
                   Dear SHAREHOLDER |

As adviser to the Funds, Claymore Advisors, LLC ("Claymore") is pleased to present the semi-annual shareholder report for 12 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the six months ended February 28, 2009.

The 12 ETFs covered in this report are:

      o     Claymore/BNY Mellon BRIC ETF(1) (ticker:"EEB")

      o     Claymore/Clear Spin-Off ETF (ticker:"CSD")

      o     Claymore/Great Companies Large-Cap Growth Index ETF (ticker:"XGC")

      o     Claymore/Ocean Tomo Growth Index ETF (ticker:"OTR")

      o     Claymore/Ocean Tomo Patent ETF (ticker:"OTP")

      o     Claymore/Raymond James SB-1 Equity ETF (ticker:"RYJ")

      o     Claymore/Sabrient Defensive Equity Index ETF(2) (ticker:"DEF")

      o     Claymore/Sabrient Insider ETF (ticker:"NFO")

      o     Claymore/Sabrient Stealth ETF (ticker:"STH")

      o     Claymore/Zacks Mid-Cap Core ETF (ticker:"CZA")

      o     Claymore/Zacks Multi-Asset Income Index ETF(3) (ticker:"CVY")

      o     Claymore/Zacks Sector Rotation ETF (ticker:"XRO")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore currently offers ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs presently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 6.

Sincerely,

/s/ J. Thomas Futrell
-----------------------------------------
J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

----------
(1) Effective February 16, 2009, the name of the Fund changed from the Claymore/BNY BRIC ETF.

(2) Effective November 3, 2008, the name of the Fund changed from Claymore/Sabrient Defender ETF.

(3) Effective November 3, 2008, the name of the Fund changed from the Claymore/Zacks Yield Hog ETF.

                                       SemiAnnual Report | February 28, 2009 | 3

Claymore Exchange-Traded Fund Trust

Economic and Market OVERVIEW |

During the six-month period from September 1, 2008, through February 28, 2009, there was a pronounced slowdown in economic activity in the U.S. and throughout the world. Both equity and debt markets deteriorated significantly.

In early December 2008, the National Bureau of Economic Research ("NBER") officially declared that the U.S. economy had fallen into a recession that began in December 2007. The NBER cited a sharp drop in payroll employment as the biggest factor for determining the start of the contraction. In late February 2009, the Commerce Department said the U.S. economy, as measured by the Gross Domestic Product ("GDP"), contracted at a 6.2% annual rate in the fourth quarter of 2008, its worst showing since 1982. The decline was much deeper than the 3.8% decline originally estimated by the government.

The combination of the housing slump, rising unemployment, a severe credit crunch, and falling equity prices contributed to a loss of consumer confidence, which continued to drop during the period, reaching yet another all-time low in February 2009. Faced with deteriorating growth prospects, tight credit conditions and considerable uncertainty, firms have scaled back capital spending, and further cuts appear likely. Exports, an important source of growth in the U.S. economy in the early months of the housing crisis, have fallen as a result of weakening global economic conditions and the stronger dollar.

During January, a survey of the National Association for Business Economists indicated that many economists believe that an already deep recession is likely to become even worse during 2009. More than half of the economists surveyed believe that the economy will shrink more than 1% in 2009.

Nevertheless, there are some reasons to be hopeful regarding the future direction of the economy. The Institute for Supply Management Manufacturing Business Survey Committee reported that the rate of decline in production has slowed, and preliminary data suggest real consumption may be stabilizing in early 2009. Lower energy prices are easing pressures on purchasing power. The Federal Reserve and the U.S. Treasury Department have taken aggressive action designed to return credit markets to normalcy and to stimulate economic growth. Easier monetary policy, massive liquidity provision, capital infusions, and guarantees of bank debt have begun to thaw the credit freeze somewhat. The fiscal stimulus package is likely to provide a substantial boost to overall demand over time.

In this challenging economic and market environment, essentially all U.S. equity indices posted negative returns for the six months ended February 28, 2009. The total return of the Standard

4 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | ECONOMIC AND MARKET OVERVIEW continued

& Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -41.82%, ending February at its lowest level in 12 years.

World equity markets as a group were weaker than the U.S. market. The total return of the Morgan Stanley Capital International World Index ("MSCI World Index"), a float-adjusted capitalization-weighted index to measure equity market performance throughout the world, was -43.47% for the six months ended February 28, 2009. The total return of the Morgan Stanley Capital International Europe-Australasia-Far East Index ("MSCI EAFE Index"), which is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin, was -44.60% for the same period. The total returns of both of these indices are quoted in U.S. dollars. Most European markets were down, as reflected by the -36.84% euro-denominated total return of the FTSE 100 Index, an index of the 100 most-traded European stocks. Emerging markets tended to be even weaker than in developed nations, as growth slowed sharply in these formerly robust economies. The total return of the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"), which measures market performance in global emerging markets, measured in local currency was -47.50%.

The major theme in the bond market over the six-month period was discomfort with credit risk. Accordingly, bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, performed very well, while most other bonds performed poorly. After the September failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, credit spreads (the difference between Treasury securities and bonds that carry credit risk) widened dramatically, and there were pronounced declines in the market values of asset classes with any degree of risk. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 7.73%. The Barclays U.S. Aggregate Bond Index, which measures performance of the U.S. bond market as a whole, returned 1.88% for the period. Bonds with below investment-grade credit ratings performed poorly. The total return of the Barclays US Corporate High Yield Index, which measures performance of bonds rated below investment grade, was -22.39%.

                                       SemiAnnual Report | February 28, 2009 | 5

Claymore Exchange-Traded Fund Trust

Management Discussion of FUND PERFORMANCE |

EEB | Claymore/BNY Mellon BRIC ETF(1)

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/BNY MELLON BRIC ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon BRIC Select ADR Index (the "BNY Mellon BRIC Index" or the "Index").

The Index is comprised of American depositary receipts ("ADRs") and global depositary receipts ("GDRs") selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. As of December 31, 2008, the Index consisted of 79 securities. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon ("BNY Mellon" or the "Index Provider"). The Fund will at all times invest at least 90% of its total assets in ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -48.69%, representing a change in market price to $21.11 on February 28, 2009 from $42.98 on August 31, 2008. On an NAV basis, the Fund generated a total return of -48.70%, representing a change in NAV to $21.10 on February 28, 2009 from $42.96 on August 31, 2008. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the BNY Mellon BRIC Index generated a return of -48.73% and the MSCI Emerging Markets Index generated a return of -47.50% for the same period. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $1.0320 per share on December 31, 2008, to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The utilities sector detracted the least from returns while the oil & gas and basic materials sectors detracted the most.

Holdings that contributed to performance include Shanda Interactive Entertainment Ltd. (0.5% of total investments), an interactive entertainment media company and operator of online games in China; Rostelecom (0.9% of total investments), a Russian telecommunication services provider; and Hutchison Telecommunications International Ltd. (0.1% of total investments), a provider of fixed and mobile communications services based in Hong Kong. Positions that detracted from performance include Petroleo Brasileiro SA (common stock 8.9%, preference shares 9.9% of total investments), a Brazilian oil and gas service company; Cia Vale do Rio Doce (common stock 4.9%, preference shares 6.6% of total investments), a Brazilian metals and mining company; and Banco Bradesco SA (3.6% of total investments), a Brazilian bank.

----------
(1) On February 16, 2009, the name of the Fund changed to Claymore/BNY Mellon BRIC ETF from Claymore/ BNY BRIC ETF.

6 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CSD | Claymore/Clear Spin-Off ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ CLEAR SPIN-OFF ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Spin-Off Index (the "Spin-Off Index" or "Index").

The Index is comprised of approximately 40 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past two years (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Clear Indexes LLC ("Clear" or the "Index Provider") defines a spin-off company as any company resulting from either of the following events: a spinoff distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public share-holders. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008, through February 28, 2009.

On a market price basis, the Fund generated a total return of -50.31%, representing a change in market price to $10.44 on February 28, 2009 from $21.79 on August 31, 2008. On an NAV basis, the Fund generated a total return of -50.82%, representing a change in NAV to $10.32 on February 28, 2009 from $21.76 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Spin-off Index returned -50.64% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4280 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The telecommunications sector detracted the least from returns while the basic materials sector detracted the most.

Holdings that contributed to performance include MF Global Ltd. (3.7% of total investments), a Bermuda-based broker of exchange-listed futures and options; Forestar Group, Inc. (2.0% of total investments), a U.S.-based company that operates in two business segments--real estate and natural resources; and Echostar Corp. (4.3% of total investments), a U.S.-based company that provides satellite television service and distributes digital set-top boxes. Positions that detracted from performance include Patriot Coal Corp. (1.8% of total investments), a producer of coal in the eastern United States; WABCO Holdings, Inc. (3.0% of total investments), a provider of electric and electromechanical products for automotive manufacturers; and Tyco Electronics Ltd. (2.7% of total investments), a global provider of engineered electronic components, network solutions, undersea telecommunication systems and wireless systems.

                                       SemiAnnual Report | February 28, 2009 | 7

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/GREAT COMPANIES LARGE-CAP GROWTH INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index (the "Large-Cap Index" or "Index").

The Index is composed of between 35 and 50 securities. The companies included in the Index universe are selected using a quantitative methodology developed by Great Companies, Inc. ("Great Companies" or the "Index Provider") that is based on earnings growth, market price relative to True Worth(TM) (a proprietary valuation metric of Great Companies that measures implied cash flow returns relative to a stock's current multiple as well as comparable common stocks at competitive firms) and the traits of "great companies."These traits include some or all of the following characteristics exhibited by companies (as determined by the Index Provider): Highly regarded by knowledgeable experts, reflected in recognition by major publications for their achievements; publicly traded on a major stock exchange for at least five years; headquartered in the United States; a history of operating excellence within their respective industries; market capitalization in excess of $10 billion; with solid financials and appropriate debt levels; global orientation allowing the company to succeed anywhere in the world; a history of above average long-term earnings growth; a record of either selling or closing poor-performing businesses while investing in or expanding higher-performing businesses; protected by strong barriers such as patents, brand franchises, low cost producer status, superior quality and outstanding customer service; a record of attracting and retaining high-performing employees; an outstanding management team, especially the chief executive officer; and growth primarily driven by innovation and other internal factors rather than by external factors (such as acquisitions).

The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008, through February 28, 2009.

On a market price basis, the Fund generated a total return of -47.63%, representing a change in market price to $10.65 on February 28, 2009 from $20.62 on August 31, 2008. On an NAV basis, the Fund generated a total return of -47.41%, representing a change in NAV to $10.59 on February 28, 2009 from $20.42 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Large-Cap Index returned -47.25% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1770 per share on December 31, 2008, to shareholders of record as of December 29, 2008.

8 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The basic materials sector detracted the least from returns while the financials sector detracted the most.

Holdings that contributed to performance include Nucor Corporation (not held in portfolio at period end), a manufacturer of steel and steel products; Teva Pharmaceutical Industries Ltd. (2.1% of total investments), a pharmaceutical company based in Israel; and Allergan, Inc. (2.2% of total investments), a multi-specialty health care company focused on developing and commercializing pharmaceuticals, biologics and medical devices. Positions that detracted from performance include Research In Motion Ltd. (4.3% of total investments), which manufactures the BlackBerry and other wireless mobile communications products; Aflac, Inc. (2.1% of total investments), which sells supplemental health and life insurance; and US Bancorp (2.1% of total investments), a financial holding company and bank holding company based in Minneapolis, Minnesota.

                                       SemiAnnual Report | February 28, 2009 | 9

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

OTR | Claymore/Ocean Tomo Growth Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/OCEAN TOMO GROWTH INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Growth Index (the "Ocean Tomo Index" or "Index").

The Index is comprised of approximately 60 securities selected, based on investment and other criteria, from a universe of U.S.-listed companies. The universe of companies includes the 300 companies that comprise the Ocean Tomo 300(R) Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo, LLC ("Ocean Tomo" or the "Index Provider"). The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008, through February 28, 2009.

On a market price basis, the Fund generated a total return of -42.24%, representing a change in market price to $14.75 on February 28, 2009 from $25.65 on August 31, 2008. On an NAV basis, the Fund generated a total return of -41.24%, representing a change in NAV to $14.75 on February 28, 2009 from $25.21 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price in line with NAV. From time to time, the Fund's shares may trade at a market price discount or premium to NAV. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Ocean Tomo Index returned -41.08% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it not possible to invest directly in an index.

The Fund made an annual distribution of $0.0700 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all sectors in which the Fund had investments had negative returns. The basic materials sector detracted least from returns while the technology and health care sectors detracted the most. The Fund is heavily weighted to the technology and health care sectors, which together represent approximately 75% of assets.

Holdings that contributed to performance include Myriad Genetics, Inc. (0.5% of total investments), a healthcare company focused on the development and marketing of molecular diagnostic and therapeutic products; Qwest Communications International, Inc. (0.7% of total investments), a provider of data Internet, video and voice services; and priceline.com, Inc. (0.4% of total investments), a global online travel company that offers its customers a range of travel services at discount prices. Positions that detracted from performance include Microsoft Corp. (12.5% of total investments), a producer of computer software; Apple, Inc. (10.2% of total investments), a manufacturer of computers and other electronic devices; and Schlumberger Limited (not held in portfolio at period end), an oil field services company.

10 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

OTP | Claymore/Ocean Tomo Patent ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/OCEAN TOMO PATENT ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Index (the "OT300 Index" or "Index"). The Index is the first publicly available patent index.

The Index is comprised of approximately 300 securities selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The universe of companies includes approximately the 1,000 most-liquid listed companies without limitations on market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008, through February 28, 2009.

On a market price basis, the Fund generated a total return of -40.71%, representing a change in market price to $14.95 on February 28, 2009 from $25.84 on August 31, 2008. On an NAV basis, the Fund generated a total return of -40.28%, representing a change in NAV to $14.96 on February 28, 2009 from $25.67 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the OT300 Index returned -40.13% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4430 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The utilities sector detracted the least from returns while the technology and industrials sectors detracted the most.

Holdings that contributed to performance include Archer Daniels Midland Company (0.4% of total investments), a processor of agricultural commodities and products; Newmont Mining Corp. (0.5% of total investments), an international producer of gold and other metals; and Teva Pharmaceutical Industries Ltd. (0.9% of total investments), a pharmaceutical company based in Israel. Positions that detracted from performance include General Electric Co. (2.1% of total investments), a diversified technology, media and financial services company; Microsoft Corp. (3.4% of total investments), a producer of computer software; and Citigroup Inc. (0.2% of total investments), a global diversified financial services holding company.

                                      SemiAnnual Report | February 28, 2009 | 11

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "SB-1 Equity Index" or the "Index").

The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc. ("Raymond James & Associates"), an affiliate of Raymond James Research Services, LLC ("Raymond James" or the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real-estate investment trusts ("REITs") and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Index is currently expected to consist of between 100 and 200 securities and, as of February 28, 2009, the market capitalization range of Index constituents was $17 million to $71 billion. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will at all times invest at least 80% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009. On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"), which was organized as a closed-end management investment company. For the period prior to September 3, 2008, the performance information provided relates exclusively to the Predecessor Fund, is based upon the NAV performance history (not market price) of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund. The inception date of the Predecessor Fund was May 19, 2006. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund.

On a market price basis, the Fund generated a total return of -48.82%, representing a change in market price to $8.99 on February 28, 2009, from $17.62 on August 31, 2008. On an NAV basis, the Fund generated a total return of -48.68%, representing a change in NAV to $9.06 on February 28, 2009, from $17.71 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Raymond James SB-1 Equity Index returned -47.85% and the S&P MidCap 400 Index returned -44.32% for the period from August 31, 2008 through February 28, 2009. The S&P MidCap 400 Index is a market-weighted index of 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0330 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the period from August 31, 2008 to February 28, 2009, all sectors had negative returns. The utilities sector detracted the least while the oil & gas sector detracted the most.

Holdings that contributed to performance include Centennial Communications Corp. (0.9% of total investments), a regional wireless and broadband telecommunications service provider; American Equity Investment Life Holding Company (not held in portfolio at period end), an underwriter of annuity and insurance products; and CyberSource Corp. (1.0% of total investments), a provider of electronic payment and risk management solutions. Positions that detracted from performance include Pier 1 Imports, Inc. (0.1% of total investments), a specialty retailer of decorative home furnishings, gifts and related items; Helix Energy Solutions Group, Inc. (1.0% of total investments), an offshore energy company; and Casella Waste Systems, Inc. (0.6% of total investments), a vertically integrated waste collection and landfill company.

12 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

DEF | Claymore/Sabrient Defensive Equity Index ETF(1)

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Defensive Equity Index" or "Index").

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -36.74%, representing a change in market price to $15.13 on February 28, 2009 from $24.60 on August 31, 2008. On an NAV basis, the Fund generated a total return of -36.53%, representing a change in NAV to $15.15 on February 28, 2009 from $24.55 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Defensive Equity Index returned -36.23% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.5000 per share on December 31, 2008, to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The consumer services sector detracted the least from returns while the basic materials sector and consumer goods sector detracted the most.

Holdings that contributed to performance include Gold Fields Limited (not held in portfolio at period end), a gold producer based in South Africa; Barrick Gold Corp. (not held in portfolio at period end), a Canadian producer of gold and other metals; and UST Inc. (not held in portfolio at period end), a smokeless tobacco company that was acquired by Altria Group, Inc. in January 2009. Positions that detracted from performance include R.R. Donnelley & Sons Company, (0.9% of total investments), a commercial printer and provider of print-related services; Aflac Inc. (0.8% of total investments), which sells supplemental health and life insurance; and Pengrowth Energy Trust (0.8% of total investments), a Canadian investment trust with interests in petroleum and natural gas.

----------
(1) On November 3, 2008, the name of the Fund changed from Claymore/Sabrient Defender ETF to Claymore/Sabrient Defensive Equity Index ETF.

                                      SemiAnnual Report | February 28, 2009 | 13

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

NFO | Claymore/Sabrient Insider ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT INSIDER ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Insider Sentiment Index" or "Index").

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will at all times invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -46.14%, representing a change in market price to $13.97 on February 28, 2009 from $26.79 on August 31, 2008. On an NAV basis, the Fund generated a total return of -47.11%, representing a change in NAV to $13.73 on February 28, 2009 from $26.81 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Insider Sentiment Index returned -46.88% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.5820 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The utilities and technology sectors detracted the least from returns while the industrials and financials sectors detracted the most.

Holdings that contributed to performance include Ameristar Casinos Inc. (1.4% of total investments), a developer, owner and operator of casino entertainment facilities; Netflix Inc. (1.7% of total investments), provider of an online movie rental subscription service; and Sunoco Logistics Partners LP (1.5% of total investments), which is engaged in the transport and storage of oil products. Positions that detracted from performance include Patriot Coal Corporation (0.6% of total investments), a producer of coal in the eastern United States; Bucyrus International, Inc. (0.9% of total investments), a manufacturer of mining equipment; and MGM MIRAGE (0.4% of total investments), an owner and operator of casino resorts.

14 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

STH | Claymore/Sabrient Stealth ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT STEALTH ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Stealth Index (the "Stealth Index" or "Index").

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs") having little or no Wall Street analyst coverage (no more than two analysts). The universe of potential Index constituents includes approximately 2,100 listed companies without limitations on market capitalization, but which are mostly small-cap and micro-cap companies with capitalizations under $3.5 billion. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -53.65%, representing a change in market price to $9.79 on February 28, 2009 from $22.02 on August 31, 2008. On an NAV basis, the Fund generated a total return of -53.95%, representing a change in NAV to $9.74 on February 28, 2009 from $22.04 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Stealth Index returned -53.79% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.5520 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The telecommunications and utilities sectors detracted the least from returns while the financials and industrials sectors detracted the most. This Fund is heavily weighted to the financials and industrials sectors which together represent approximately 45% of net assets.

Holdings that contributed to performance include Vaalco Energy, Inc. (1.3% of total investments), an independent energy company engaged in the acquisition, exploration, development and production of crude oil and natural gas; Maximus, Inc. (not held in portfolio at period end), which provides consulting services and operations program management focused in the areas of health and human services primarily to government entities; and PHH Corporation, (not held in portfolio at period end), an outsource provider of mortgage and fleet management services. Positions that detracted from performance include Graham Corp. (0.6% of total investments), which manufactures and sells custom-built vacuum and heat transfer equipment; Hugoton Royalty Trust (1.0% of total investments), which operates natural gas producing properties; and M&F Worldwide Corp (0.6% of total investments), a diversified manufacturing company.

                                      SemiAnnual Report | February 28, 2009 | 15

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CZA | Claymore/Zacks Mid-Cap Core ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS MID-CAP CORE ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -39.12%, representing a change in market price to $14.46 on February 28, 2009 from $23.99 on August 31, 2008. On an NAV basis, the Fund generated a total return of -39.43%, representing a change in NAV to $14.27 on February 28, 2009 from $23.80 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks Mid-Cap Core Index returned -33.61% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1650 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The telecommunications sector and consumer services sector detracted the least from returns while the industrials sector detracted the most.

Holdings that contributed to performance include Broadridge Financial Solutions, Inc. (1.8% of total investments), a provider of technology-based outsourcing solutions to the financial services industry; EQT Corp. (not held in portfolio at period end), an energy exploration and production company; and Sunoco Logistics Partners LP (2.1% of total investments), which is engaged in the transport and storage of oil products. Positions that detracted from performance include Brocade Communications Systems, Inc. (1.7% of total investments), a supplier of data center networking solutions that help enterprises connect and manage their information description; AllianceBernstein Holding LP (0.9% of total investments), a limited partnership company that provides investment services; and NCR Corp., a manufacturer of automated teller machines, point-of-sale work stations and other technology-based business equipment and services (0.7% of total investments).

16 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF(1)

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index(2) (the "Zacks Multi-Asset Income Index" or "Index"). The Index is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks Investment Research, Inc. ("Zacks" or the "Index
Provider"). The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk adjusted basis, the Dow Jones US Select Dividend Index and other benchmark indices.

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S.-listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -50.14%, representing a change in market price to $9.97 on February 28, 2009 from $20.94 on August 31, 2008. On an NAV basis, the Fund generated a total return of -49.91%, representing a change in NAV to $10.01 on February 28, 2009 from $20.93 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks Multi-Asset Income Index returned -49.55% and the Standard & Poor's 500 Index ("S&P 500") returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Additionally, the Dow Jones US Select Dividend Index returned -42.48% for the same period. The selection of stocks to the Dow Jones US Select Dividend Index is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Distributions paid during the semiannual period from August 31, 2008 through February 28, 2009 were $0.3530 on September 30, 2008 and $0.3540 on December 31, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The technology sector detracted the least from returns while the financials sector detracted the most.

Holdings that contributed to performance include Brinker International, Inc. (1.4% of total investments), which operates and franchises restaurants; AU Optronics Corp. (1.5% of total investments), a manufacturer of flat panel displays based in Taiwan; and NuStar GP Holdings, LLC (1.0% of total investments), which is engaged in the terminaling and storage of petroleum products, the transportation of petroleum products, and marketing of anhydrous ammonia, asphalt and fuels. Positions that detracted from performance include The Dow Chemical Co. (0.5% of total investments), a diversified chemical company; Atlas Energy Resources LLC (0.3% of total investments), a provider of natural gas gathering services; and Williams Partners LP (1.2% of total investments), which is engaged in the business of gathering, transporting, processing and treating natural gas and the fractionating and storing of natural gas liquids.

----------
(1) Effective November 3, 2008, the name of the Fund changed from Claymore/Zacks Yield Hog ETF to Claymore/Zacks Multi-Asset Income Index ETF.

(2) At the time of the Fund's name change, the name of the Fund's underlying index changed from Zacks Yield Hog Index to Zacks Multi-Asset Income Index.

                                      SemiAnnual Report | February 28, 2009 | 17

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

XRO | Claymore/Zacks Sector Rotation ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS SECTOR ROTATION ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Sector Rotation Index (the "Zacks Sector Rotation Index" or "Index"). The Index uses a proprietary quantitative methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider") to overweight (as compared to other benchmark indices) sectors with potentially superior risk-return profiles. The objective of the Index is to overweight those sectors that combined have the potential to outperform, on a risk-adjusted basis, the S&P 500 Index ("S&P 500") and other benchmark indices.

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs") listed on domestic exchanges. The companies in the universe are selected using a proprietary methodology developed by the Index Provider. The securities included in the Index currently have market capitalizations in excess of $1.3 billion. The Fund will at all times invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -46.52%, representing a change in market price to $14.61 on February 28, 2009 from $27.55 on August 31, 2008. On an NAV basis, the Fund generated a total return of -46.63%, representing a change in NAV to $14.59 on February 28, 2009 from $27.57 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Zacks Sector Rotation Index returned -46.35% and the S&P 500 returned -41.82% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1380 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The consumer goods and telecommunications sector detracted the least from returns while the industrials sector detracted the most.

Holdings that contributed to performance include AutoZone, Inc. (0.6% of total investments), a retailer and a distributor of automotive replacement parts and accessories; Activision Blizzard Inc. (1.4% of total investments), an online and console game publisher; and Randgold Resources Ltd. (not held in portfolio at period end), a South African gold mining and exploration company. Positions that detracted from performance include CSX Corporation (1.6% of total investments), a rail and intermodal transportation company; Union Pacific Corporation (1.3% of total investments), a transportation company that operates the Union Pacific Railroad; and Alcon, Inc. (not held in portfolio at period end), a global medical specialty company focused on eye care.

18 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK. This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

FOREIGN INVESTMENT RISK. The funds' investments in non-U.S. issuers, although limited to ADRs and GDRs(EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds' investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKETS RISK: Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

INDUSTRY RISK. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

MICRO-SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP RISK. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

PORTFOLIO TURNOVER RISK. Certain funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore the fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the fund's shareholders, the fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, these funds are not "actively" managed. Therefore, they won't necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the index.

NON-CORRELATION RISK: The funds' return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds' securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK. The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

THE CLAYMORE/BNY MELLON BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

THE CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF is also subject to risks incurred by investing in preferred stocks--some that may be rated below investment grade, REITs, and other investment companies.

THE CLAYMORE/ZACKS SECTOR ROTATION ETF is also subject to various sector risks, which will can cause the NAV of the fund to be more susceptible to factors affecting those sectors.

THE CLAYMORE/OCEAN TOMO PATENT ETF AND THE CLAYMORE/OCEAN TOMO GROWTH INDEX ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

IN ADDITION TO THE RISKS DESCRIBED ABOVE, THERE ARE CERTAIN OTHER RISKS RELATED TO INVESTING IN THE FUNDS. THESE RISKS ARE DESCRIBED FURTHER IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

                                      SemiAnnual Report | February 28, 2009 | 19

Claymore Exchange-Traded Fund Trust
Fund SUMMARY & PERFORMANCE | AS OF FEBRUARY 28, 2009 (unaudited)

EEB | Claymore/BNY Mellon BRIC ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                            $  21.11
Net Asset Value                                                        $  21.10
Premium/Discount to NAV                                                   0.05%
Net Assets ($000)                                                      $306,955
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                          SINCE
                                              SIX                     INCEPTION
(INCEPTION 9/21/06)                         MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/ BNY Mellon BRIC ETF
  NAV                                     -48.70%       -55.92%          -4.14%
  Market                                  -48.69%       -55.98%          -4.12%
--------------------------------------------------------------------------------
Bank of New York Mellon BRIC
  Select ADR Index                        -48.73%       -55.91%          -3.58%
MSCI Emerging Markets Index               -47.50%       -56.34%         -14.99%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.61%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.63% while the Fund's annualized gross operating expense ratio was determined to be 0.68%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Energy                                                                     28.8%
Telecommunication Services                                                 20.1%
Financials                                                                 16.9%
Materials                                                                  15.8%
Information Technology                                                      5.6%
Utilities                                                                   4.1%
Consumer Staples                                                            3.4%
Consumer Discretionary                                                      2.5%
Industrials                                                                 1.3%
Health Care                                                                 0.9%
--------------------------------------------------------------------------------
Total Common and Preferred Stocks                                          99.4%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.6%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
COUNTRY BREAKDOWN                                                    INVESTMENTS
--------------------------------------------------------------------------------
Brazil                                                                     52.4%
China                                                                      36.6%
India                                                                       7.8%
Russia                                                                      3.2%
--------------------------------------------------------------------------------
                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
China Mobile Ltd., ADR                                                     10.3%
Petroleo Brasileiro SA, Preference Shares, ADR                              9.9%
Petroleo Brasileiro SA, ADR                                                 8.9%
Cia Vale do Rio Doce, Preference Shares, ADR                                6.6%
China Life Insurance Co. Ltd., ADR                                          5.6%
Cia Vale do Rio Doce, ADR                                                   4.9%
CNOOC Ltd., ADR                                                             3.7%
PetroChina Co. Ltd., ADR                                                    3.6%
Banco Bradesco SA, Preference Shares, ADR                                   3.6%
Infosys Technologies Ltd., ADR                                              3.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   10.44
Net Asset Value                                                       $   10.32
Premium/Discount to NAV                                                   1.16%
Net Assets ($000)                                                     $   5,159
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                              SIX                     INCEPTION
(INCEPTION 12/15/06)                        MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore Clear Spin-Off ETF
  NAV                                     -50.82%       -53.61%         -31.95%
  Market                                  -50.31%       -53.23%         -31.59%
--------------------------------------------------------------------------------
Clear Spin-off Index                      -50.64%       -53.34%         -31.52%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -24.26%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio is 1.08%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.77%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets. Some expenses may fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     30.7%
Consumer Staples                                                           21.8%
Financials                                                                 13.1%
Consumer Discretionary                                                     12.5%
Energy                                                                      8.2%
Health Care                                                                 7.5%
Materials                                                                   2.7%
Industrials                                                                 1.7%
Utilities                                                                   1.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Broadridge Financial Solutions, Inc.                                        6.2%
Teradata Corp.                                                              5.3%
Metavante Technologies, Inc.                                                5.1%
Hillenbrand, Inc.                                                           5.1%
MSCI, Inc. - Class A                                                        4.8%
Dr Pepper Snapple Group, Inc.                                               4.7%
Lorillard, Inc.                                                             4.6%
Time Warner Cable, Inc. - Class A                                           4.5%
JM Smucker Co. (The)                                                        4.4%
VMware, Inc. - Class A                                                      4.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 21

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   10.65
Net Asset Value                                                       $   10.59
Premium/Discount to NAV                                                   0.57%
Net Assets ($000)                                                     $   2,648
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                              SIX                     INCEPTION
(INCEPTION 4/2/07)                          MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Great Companies
  Large-Cap Growth Index ETF
  NAV                                     -47.41%       -50.83%         -35.53%
  Market                                  -47.63%       -50.73%         -35.34%
--------------------------------------------------------------------------------
Great Companies Large-Cap
  Growth Index                            -47.25%       -50.50%         -34.54%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -27.45%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 2.86%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 2.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     26.1%
Consumer Discretionary                                                     25.0%
Health Care                                                                16.5%
Financials                                                                 15.4%
Industrials                                                                 9.4%
Energy                                                                      7.4%
--------------------------------------------------------------------------------
Total Investments                                                          99.8%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Danaher Corp.                                                               5.2%
Research In Motion Ltd. (Canada)                                            4.3%
Staples, Inc.                                                               4.1%
Oracle Corp.                                                                4.0%
TJX Cos., Inc.                                                              3.5%
Petro-Canada (Canada)                                                       3.4%
Best Buy Co., Inc.                                                          3.2%
WellPoint, Inc.                                                             3.1%
United Technologies Corp.                                                   2.8%
Cisco Systems, Inc.                                                         2.7%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                              $14.75
Net Asset Value                                                          $14.75
Premium/Discount to NAV                                                   0.00%
Net Assets ($000)                                                        $1,475
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                              SIX                     INCEPTION
(INCEPTION 4/2/07)                          MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Ocean Tomo
  Growth Index ETF
  NAV                                     -41.24%       -38.66%         -23.95%
  Market                                  -42.24%       -39.79%         -23.95%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent
  Growth Index                            -41.08%       -38.22%         -22.78%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -27.45%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 5.49%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 5.24%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Health Care                                                                38.1%
Information Technology                                                     36.6%
Consumer Discretionary                                                      7.4%
Materials                                                                   6.1%
Industrials                                                                 4.3%
Consumer Staples                                                            3.5%
Energy                                                                      2.3%
Telecommunications                                                          0.9%
--------------------------------------------------------------------------------
Total Common Stock                                                         99.2%
Exchange-Traded Funds                                                       0.8%
--------------------------------------------------------------------------------
Total Investments                                                         100.0%
Liabilities in excess of Other Assets                                       0.0%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Microsoft Corp.                                                            12.5%
Genentech, Inc.                                                            11.6%
Apple, Inc.                                                                10.2%
GlaxSmithKline PLC, ADR                                                    10.1%
Monsanto Co.                                                                5.1%
Gilead Sciences, Inc.                                                       5.1%
Baxter International, Inc.                                                  4.1%
Amazon.com, Inc.                                                            3.6%
Boeing Co.                                                                  3.0%
Research In Motion Ltd.                                                     2.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 23

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   14.95
Net Asset Value                                                       $   14.96
Premium/Discount to NAV                                                  -0.07%
Net Assets ($000)                                                     $   4,487
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 12/15/06)                    SIX MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore Ocean Tomo Patent ETF
  NAV                                     -40.28%       -40.30%         -19.51%
  Market                                  -40.71%       -40.20%         -19.54%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent Index            -40.13%       -39.96%         -18.82%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -24.26%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.86%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 2.14%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Health Care                                                                29.9%
Information Technology                                                     25.6%
Energy                                                                     14.6%
Industrials                                                                 9.8%
Consumer Staples                                                            6.2%
Consumer Discretionary                                                      4.2%
Materials                                                                   3.7%
Financials                                                                  2.7%
Telecommunication Services                                                  2.5%
Utilities                                                                   0.2%
--------------------------------------------------------------------------------
Total Common Stocks                                                        99.4%
Tracking Stocks                                                             0.0%
--------------------------------------------------------------------------------
Total Investments                                                          99.4%
Other Assets in excess of Liabilities                                       0.6%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------
                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           8.2%
Procter & Gamble Co.                                                        3.4%
Microsoft Corp.                                                             3.4%
Johnson & Johnson                                                           3.3%
Royal Dutch Shell PLC, ADR                                                  3.3%
International Business Machines Corp.                                       2.9%
Novartis AG, ADR                                                            2.3%
Genentech, Inc.                                                             2.1%
General Electric Co.                                                        2.1%
Cisco Systems, Inc.                                                         2.0%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

24 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    8.99
Net Asset Value                                                       $    9.06
Premium/Discount to NAV                                                  -0.77%
Net Assets ($000)                                                     $  28,741
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
PERFORMANCE INCLUSIVE OF RYJ                                              SINCE
CLOSED END FUND                                                      INCEPTION-
(INCEPTION 5/19/06)                       6 MONTH        1 YEAR  AVERAGE ANNUAL
--------------------------------------------------------------------------------
Claymore/Raymond James SB-1 Equity ETF
  NAV                                     -48.68%       -48.16%         -20.75%
  Market                                  -48.82%       -43.00%         -21.99%
--------------------------------------------------------------------------------
Raymond James SB-1 Equity Index           -47.85%       -46.97%         -19.49%
S&P 400 Mid Cap Index                     -44.32%       -42.00%         -16.08%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     27.1%
Energy                                                                     21.2%
Financials                                                                 17.4%
Telecommunication Services                                                 11.0%
Consumer Discretionary                                                      7.8%
Health Care                                                                 7.4%
Industrials                                                                 6.6%
Utilities                                                                   1.0%
Consumer Staples                                                            0.8%
--------------------------------------------------------------------------------
Total Investments                                                         100.3%
Liabilities in excess of Other Assets                                      -0.3%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Metro PCS Communications, Inc.                                              1.1%
Inter Oil Corp. (Canada)                                                    1.1%
Teekay LNG Partners LP (Marshall Islands)                                   1.0%
Helix Energy Solutions Group, Inc.                                          1.0%
Energy Transfer Partners LP                                                 1.0%
Leap Wireless International, Inc.                                           1.0%
Suburban Propane Partners LP                                                1.0%
Dollar Tree, Inc.                                                           1.0%
American Tower Corp.                                                        1.0%
Magellan Midstream Holdings LP                                              1.0%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 25

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    15.13
Net Asset Value                                                      $    15.15
Premium/Discount to NAV                                                  -0.13%
Net Assets ($000)                                                    $   12,121
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 12/15/06)                    SIX MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Defensive Equity Index ETF
   NAV                                    -36.53%       -35.21%         -18.81%
   Market                                 -36.74%       -35.24%         -18.86%
--------------------------------------------------------------------------------
Sabrient Defensive Equity Index           -36.23%       -34.70%         -18.14%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -24.26%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.24%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.31%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Utilities                                                                  24.1%
Consumer Staples                                                           22.5%
Health Care                                                                13.8%
Telecommunication Services                                                  9.4%
Energy                                                                      9.1%
Industrials                                                                 8.6%
Financials                                                                  5.9%
Consumer Discretionary                                                      3.4%
Materials                                                                   2.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.5%
Other Assets in excess of Liabilities                                       0.5%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Dollar Tree, Inc.                                                           1.3%
Energy Transfer Equity LP                                                   1.2%
Energy Transfer Partners LP                                                 1.2%
Hormel Foods Corp.                                                          1.2%
Family Dollar Stores, Inc.                                                  1.2%
PG&E Corp.                                                                  1.1%
Willis Group Holdings Ltd. (Bermuda)                                        1.1%
CenturyTel, Inc.                                                            1.1%
DaVita, Inc.                                                                1.1%
Lan Airlines SA - ADR (Chile)                                               1.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

26 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   13.97
Net Asset Value                                                       $   13.73
Premium/Discount to NAV                                                   1.75%
Net Assets ($000)                                                     $   8,248
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 9/21/06)                     SIX MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Insider ETF
   NAV                                    -47.11%       -46.57%         -20.57%
   Market                                 -46.14%       -45.48%         -20.00%
--------------------------------------------------------------------------------
Sabrient Insider Sentiment Index          -46.88%       -46.18%         -20.02%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -19.71%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.07%, per the prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.26%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     20.5%
Financials                                                                 16.6%
Information Technology                                                     12.5%
Industrials                                                                11.7%
Health Care                                                                11.3%
Energy                                                                     10.3%
Consumer Staples                                                            8.8%
Utilities                                                                   5.3%
Materials                                                                   2.9%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
EXCO Resources, Inc.                                                        1.7%
NetFlix, Inc.                                                               1.7%
CF Industries Holdings, Inc.                                                1.5%
Sunoco Logistics Partners LP                                                1.5%
Advance Auto Parts, Inc.                                                    1.4%
Ameristar Casinos, Inc.                                                     1.4%
Brink's Home Security Holdings, Inc.                                        1.4%
Targa Resources Partners LP                                                 1.4%
Ralcorp Holdings, Inc.                                                      1.4%
Health Management Associates, Inc. - Class A                                1.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 27

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    9.79
Net Asset Value                                                       $    9.74
Premium/Discount to NAV                                                   0.51%
Net Assets ($000)                                                     $   2,442
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 9/21/06)                     SIX MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF
   NAV                                    -53.95%       -52.95%         -30.47%
   Market                                 -53.65%       -52.73%         -30.31%
--------------------------------------------------------------------------------
Sabrient Stealth Index                    -53.79%       -52.67%         -29.93%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -19.71%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.75%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 2.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                 22.3%
Industrials                                                                22.2%
Consumer Discretionary                                                     13.6%
Information Technology                                                     10.9%
Health Care                                                                 8.1%
Consumer Staples                                                            5.2%
Energy                                                                      5.0%
Utilities                                                                   2.3%
Materials                                                                   2.0%
Telecommunication Services                                                  0.3%
--------------------------------------------------------------------------------
Total Common Stocks                                                        91.9%
Royalty Trusts                                                              4.8%
Master Limited Partnerships                                                 2.5%
Exchange-Traded Funds                                                       0.3%
Income Trusts                                                               0.2%
Other Assets in excess of Liabilities                                       0.3%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
TransDigm Group, Inc.                                                       1.7%
Hillenbrand, Inc.                                                           1.6%
NorthWestern Corp.                                                          1.6%
Interactive Data Corp.                                                      1.6%
LTC Properties, Inc. - REIT                                                 1.6%
Rollins, Inc.                                                               1.5%
Tech Data Corp. (a)                                                         1.5%
National Retail Properties, Inc. - REIT                                     1.5%
John Wiley & Sons, Inc. - Class A                                           1.5%
Lufkin Industries, Inc.                                                     1.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

28 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   14.46
Net Asset Value                                                       $   14.27
Premium/Discount to NAV                                                   1.33%
Net Assets ($000)                                                     $   2,140
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 4/2/07)                      SIX MONTH      ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Mid-Cap Core ETF
   NAV                                    -39.43%       -38.66%         -25.05%
   Market                                 -39.12%       -40.14%         -24.53%
--------------------------------------------------------------------------------
Zacks Mid-Cap Core Index                  -33.61%       -32.85%         -20.93%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -27.45%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.30%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 3.35%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     23.4%
Energy                                                                     18.3%
Financials                                                                 12.9%
Industrials                                                                12.8%
Utilities                                                                  10.6%
Materials                                                                   6.4%
Health Care                                                                 4.7%
Consumer Discretionary                                                      4.6%
Consumer Staples                                                            4.5%
Telecommunications Services                                                 1.5%
--------------------------------------------------------------------------------
Total Common Stocks and Master Limited Partnerships                        99.7%
Exchange Traded Funds                                                       0.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Sunoco Logistics Partners LP                                                2.1%
Suburban Propane Partners LP                                                2.0%
El Paso Pipeline Partners LP                                                2.0%
Buckeye Partners LP                                                         1.9%
Broadridge Financial Solutions, Inc.                                        1.8%
Brocade Communications Systems, Inc.                                        1.7%
Amerigas Partners LP                                                        1.6%
Quest Software, Inc.                                                        1.6%
Allscripts-Misys Healthcare Solutions, Inc.                                 1.5%
Copa Holdings SA (Panama)                                                   1.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 29

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    9.97
Net Asset Value                                                       $   10.01
Premium/Discount to NAV                                                  -0.40%
Net Assets ($000)                                                     $  32,035
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                          SINCE
                                                                      INCEPTION
(INCEPTION 9/21/06)                     SIX MONTHS     ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Multi-Asset
   Income Index ETF
   NAV                                    -49.91%       -51.86%         -27.08%
   Market                                 -50.14%       -52.11%         -27.19%
--------------------------------------------------------------------------------
Zacks Multi-Asset Income Index            -49.55%       -51.36%         -26.03%
--------------------------------------------------------------------------------
S&P 500 Index                             -41.82%       -43.32%         -19.71%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.02%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65%, while the Fund's annualized gross operating expense ratio was determined to be 1.01%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Energy                                                                     22.9%
Financials                                                                 22.3%
Consumer Discretionary                                                     12.1%
Materials                                                                   6.1%
Utilities                                                                   5.9%
Telecommunications                                                          5.8%
Industrials                                                                 5.1%
Information Technology                                                      4.5%
Consumer Staples                                                            4.2%
Health Care                                                                 1.1%
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks, Master Limited
   Partnerships, Income Trusts and Royalty Trusts                          90.0%
Closed End Funds                                                            9.5%
Exchange Traded Funds                                                       0.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.7%
Other Assets in excess of Liabilities                                       0.3%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Targa Resources Partners LP                                                 1.8%
AU Optronics Corp., ADR                                                     1.5%
Brinker International, Inc.                                                 1.4%
Microchip Technology, Inc.                                                  1.3%
VF Corp.                                                                    1.3%
Annaly Capital Management, Inc. - REIT                                      1.2%
Lorillard, Inc.                                                             1.2%
Altria Group, Inc.                                                          1.2%
Energy Transfer Equity LP                                                   1.2%
Bank of America Corp., Ser. L, 7.25%, 12/31/49                              1.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                   [BAR CHART]

                    0.364       0.337       0.353      0.354
               ---------------------------------------------------
                   Mar 08      Jun 08      Sep 08     Dec 08

--------------------------------------------------------------------------------

30 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   14.61
Net Asset Value                                                       $   14.59
Premium/Discount to NAV                                                   0.14%
Net Assets ($000)                                                     $  27,004
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                          SINCE
                                               SIX                    INCEPTION
(INCEPTION 9/21/06)                          MONTH      ONE YEAR     ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Sector Rotation ETF
   NAV                                     -46.63%       -47.48%        -19.28%
   Market                                  -46.52%       -47.45%        -19.23%
--------------------------------------------------------------------------------
Zacks Sector Rotation Index                -46.35%       -47.00%        -18.89%
--------------------------------------------------------------------------------
S&P 500 Index                              -41.82%       -43.32%        -19.71%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.80%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 0.96%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     29.9%
Industrials                                                                22.6%
Consumer Discretionary                                                     16.2%
Energy                                                                     11.3%
Materials                                                                   7.9%
Consumer Staples                                                            5.0%
Health Care                                                                 4.2%
Telecommunication Services                                                  2.8%
--------------------------------------------------------------------------------
Common Stocks and Master Limited Partnerships                              99.9%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
NuStar Energy LP                                                            2.6%
Mastercard, Inc.                                                            2.3%
Watson Wyatt Worldwide, Inc.                                                2.2%
BMC Software, Inc.                                                          2.2%
ONEOK Partners LP                                                           2.1%
Time Warner Cable, Inc.                                                     2.0%
AmerisourceBergen Corp.                                                     2.0%
Equifax, Inc.                                                               1.9%
Factset Research Systems, Inc.                                              1.9%
Kinder Morgan Management LLC                                                1.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 31

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

EEB | Claymore/BNY Mellon BRIC ETF(1)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              6           0.98%
Between 1.5% and 2.0%                                          5           0.82%
Between 1.0% and 1.5%                                          7           1.14%
Between 0.5% and 1.0%                                         11           1.79%
Between -0.5% and 0.5%                                       559          91.19%
Between -0.5% and -1.0%                                        7           1.14%
Between -1.0% and -1.5%                                        5           0.82%
Between -1.5% and -2.0%                                        5           0.82%
Less than -2.0%                                                8           1.30%
--------------------------------------------------------------------------------

CSD | Claymore/Clear Spin-Off ETF(2)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                             14           2.53%
Between 1.5% and 2.0%                                          3           0.54%
Between 1.0% and 1.5%                                          3           0.54%
Between 0.5% and 1.0%                                         11           1.99%
Between -0.5% and 0.5%                                       502          90.78%
Between -0.5% and -1.0%                                        8           1.45%
Between -1.0% and -1.5%                                        1           0.18%
Between -1.5% and -2.0%                                        4           0.72%
Less than -2.0%                                                7           1.27%
--------------------------------------------------------------------------------

XGC | Claymore/Great Companies Large-Cap
Growth Index ETF(3)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              8           1.66%
Between 1.5% and 2.0%                                          2           0.42%
Between 1.0% and 1.5%                                          6           1.25%
Between 0.5% and 1.0%                                         14           2.90%
Between -0.5% and 0.5%                                       421          87.34%
Between -0.5% and -1.0%                                       18           3.73%
Between -1.0% and -1.5%                                        2           0.42%
Between -1.5% and -2.0%                                        3           0.62%
Less than -2.0%                                                8           1.66%
--------------------------------------------------------------------------------

OTR | Claymore/Ocean Tomo Growth Index ETF(3)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              7           1.45%
Between 1.5% and 2.0%                                          1           0.21%
Between 1.0% and 1.5%                                          5           1.04%
Between 0.5% and 1.0%                                         10           2.08%
Between -0.5% and 0.5%                                       433          89.83%
Between -0.5% and -1.0%                                       13           2.70%
Between -1.0% and -1.5%                                        6           1.24%
Between -1.5% and -2.0%                                        1           0.21%
Less than -2.0%                                                6           1.24%
--------------------------------------------------------------------------------

32 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF(2)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              6           1.09%
Between 1.5% and 2.0%                                          1           0.18%
Between 1.0% and 1.5%                                          3           0.54%
Between 0.5% and 1.0%                                         12           2.17%
Between -0.5% and 0.5%                                       501          90.60%
Between -0.5% and -1.0%                                       16           2.89%
Between -1.0% and -1.5%                                        5           0.90%
Between -1.5% and -2.0%                                        3           0.54%
Less than -2.0%                                                6           1.09%
--------------------------------------------------------------------------------

RYJ | Claymore/Raymond James SB-1 Equity ETF(4)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                             12           9.83%
Between 1.5% and 2.0%                                          2           1.64%
Between 1.0% and 1.5%                                          2           1.64%
Between 0.5% and 1.0%                                          8           6.56%
Between -0.5% and 0.5%                                        45          36.88%
Between -0.5% and -1.0%                                       38          31.15%
Between -1.0% and -1.5%                                        9           7.38%
Between -1.5% and -2.0%                                        1           0.82%
Less than -2.0%                                                5           4.10%
--------------------------------------------------------------------------------

DEF | Claymore/Sabrient Defensive Equity Index ETF(2)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                             12           2.17%
Between 1.5% and 2.0%                                          2           0.36%
Between 1.0% and 1.5%                                          7           1.27%
Between 0.5% and 1.0%                                         14           2.53%
Between -0.5% and 0.5%                                       497          89.87%
Between -0.5% and -1.0%                                        6           1.09%
Between -1.0% and -1.5%                                        9           1.63%
Between -1.5% and -2.0%                                        0           0.00%
Less than -2.0%                                                6           1.08%
--------------------------------------------------------------------------------

NFO | Claymore/Sabrient Insider ETF(1)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              6           0.98%
Between 1.5% and 2.0%                                          6           0.98%
Between 1.0% and 1.5%                                          3           0.49%
Between 0.5% and 1.0%                                         13           2.12%
Between -0.5% and 0.5%                                       559          91.19%
Between -0.5% and -1.0%                                       12           1.96%
Between -1.0% and -1.5%                                        3           0.49%
Between -1.5% and -2.0%                                        3           0.49%
Less than -2.0%                                                8           1.30%
--------------------------------------------------------------------------------

STH | Claymore/Sabrient Stealth ETF(1)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------

Greater than 2.0%                                             13           2.12%
Between 1.5% and 2.0%                                          4           0.65%
Between 1.0% and 1.5%                                          4           0.65%
Between 0.5% and 1.0%                                         10           1.63%
Between -0.5% and 0.5%                                       553          90.21%
Between -0.5% and -1.0%                                       12           1.96%
Between -1.0% and -1.5%                                        2           0.33%
Between -1.5% and -2.0%                                        5           0.82%
Less than -2.0%                                               10           1.63%
--------------------------------------------------------------------------------

CZA | Claymore/Zacks Mid-Cap Core ETF(3)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              6           1.24%
Between 1.5% and 2.0%                                          2           0.42%
Between 1.0% and 1.5%                                          1           0.21%
Between 0.5% and 1.0%                                         12           2.49%
Between -0.5% and 0.5%                                       429          89.00%
Between -0.5% and -1.0%                                       17           3.53%
Between -1.0% and -1.5%                                        3           0.62%
Between -1.5% and -2.0%                                        5           1.04%
Less than -2.0%                                                7           1.45%
--------------------------------------------------------------------------------

CVY | Claymore/Zacks Multi-Asset
      Income Index ETF(1)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                             21           3.43%
Between 1.5% and 2.0%                                          1           0.16%
Between 1.0% and 1.5%                                          4           0.65%
Between 0.5% and 1.0%                                         20           3.26%
Between -0.5% and 0.5%                                       553          90.21%
Between -0.5% and -1.0%                                        7           1.14%
Between -1.0% and -1.5%                                        2           0.33%
Between -1.5% and -2.0%                                        2           0.33%
Less than -2.0%                                                3           0.49%
--------------------------------------------------------------------------------

XRO | Claymore/Zacks Sector Rotation ETF(1)

                                                                      PERCENTAGE
                                                       NUMBER OF        OF TOTAL
PREMIUM/DISCOUNT RANGE                              TRADING DAYS    TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                              5           0.82%
Between 1.5% and 2.0%                                          2           0.33%
Between 1.0% and 1.5%                                          3           0.49%
Between 0.5% and 1.0%                                          7           1.14%
Between -0.5% and 0.5%                                       571          93.14%
Between -0.5% and -1.0%                                       13           2.12%
Between -1.0% and -1.5%                                        2           0.33%
Between -1.5% and -2.0%                                        6           0.98%
Less than -2.0%                                                4           0.65%
--------------------------------------------------------------------------------

(1)   Commenced operations September 21, 2006.

(2)   Commenced operations December 15, 2006.

(3)   Commenced operations April 2, 2007.

(4)   Commenced trading on September 4, 2008.

                                      SemiAnnual Report | February 28, 2009 | 33

Claymore Exchange-Traded Fund Trust

Overview of FUND EXPENSES | AS OF FEBRUARY 28, 2009 (unaudited)

As a shareholder of Claymore/BNY Mellon BRIC ETF; Claymore/Clear Spin-Off ETF; Claymore/Great Companies Large-Cap Growth Index ETF; Claymore/Ocean Tomo Growth Index ETF; Claymore/Ocean Tomo Patent ETF; Claymore/Raymond James SB-1 Equity ETF; Claymore/Sabrient Defensive Equity Index ETF; Claymore/Sabrient Insider ETF;Claymore/Sabrient Stealth ETF;Claymore/Zacks Mid-Cap Core ETF;Claymore/Zacks Multi-Asset Income Index ETF; and Claymore/Zacks Sector Rotation ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended February 28, 2009.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period"to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ANNUALIZED             EXPENSES
                                                          BEGINNING          ENDING       EXPENSE RATIO                 PAID
                                                            ACCOUNT         ACCOUNT             FOR THE               DURING
                                                              VALUE           VALUE    SIX MONTHS ENDED            PERIOD(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                             9/1/08         2/28/09             2/28/09    9/01/08 - 2/28/09
-------------------------------------------------------------------------------------------------------------------------------
CLAYMORE/BNY MELLON BRIC ETF(2)
   Actual                                           $      1,000.00    $     512.98               0.63%        $        2.36
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.67               0.63%                 3.16
CLAYMORE/CLEAR SPIN-OFF ETF(2)
   Actual                                                  1,000.00          491.78               0.65%                 2.40
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/GREAT COMPANIES LARGE-CAP GROWTH
   INDEX ETF(2)
   Actual                                                  1,000.00          525.86               0.65%                 2.46
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/OCEAN TOMO GROWTH INDEX ETF(2)
   Actual                                                  1,000.00          587.64               0.65%                 2.56
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/OCEAN TOMO PATENT ETF(2)
   Actual                                                  1,000.00          597.25               0.65%                 2.57
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF(3)
   Actual                                                  1,000.00          513.17               0.77%                 2.89
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,020.98               0.77%                 3.86
CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX
   ETF(2)
   Actual                                                  1,000.00          634.72               0.65%                 2.63
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/SABRIENT INSIDER ETF(2)
   Actual                                                  1,000.00          528.93               0.65%                 2.46
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
-------------------------------------------------------------------------------------------------------------------------------

34 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                             ANNUALIZED             EXPENSES
                                                          BEGINNING          ENDING       EXPENSE RATIO                 PAID
                                                            ACCOUNT         ACCOUNT             FOR THE               DURING
                                                              VALUE           VALUE    SIX MONTHS ENDED            PERIOD(1)
----------------------------------------------------------------------------------------------------------------------------
                                                             9/1/08         2/28/09             2/28/09    9/01/08 - 2/28/09
----------------------------------------------------------------------------------------------------------------------------
CLAYMORE/SABRIENT STEALTH ETF(2)
   Actual                                           $      1,000.00    $     460.49               0.65%        $        2.35
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/ZACKS MID-CAP CORE ETF(2)
   Actual                                                  1,000.00          605.66               0.65%                 2.59
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF(2)
   Actual                                                  1,000.00          500.85               0.65%                 2.42
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
CLAYMORE/ZACKS SECTOR ROTATION ETF(2)
   Actual                                                  1,000.00          533.72               0.65%                 2.47
   Hypothetical (5% annual return before
     expenses)                                             1,000.00        1,021.57               0.65%                 3.26
----------------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February
      28, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

(3) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February
      28, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 181/365. The expense ratio used reflects the unitary fee in place post the date of the reorganization but also the expense ratio of the closed end fund for the period prior to the reorganization. Please see the notes to the financial statements for a description of the reorganization.

Assumes all dividends and distributions were reinvested.

                                      SemiAnnual Report | February 28, 2009 | 35

Claymore Exchange-Traded Fund Trust

Portfolio of INVESTMENTS | FEBRUARY 28, 2009 (unaudited)

EEB | Claymore/BNY Mellon BRIC ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 67.0%

               CONSUMER DISCRETIONARY - 1.4%
      65,551   Ctrip.com International Ltd., ADR (China)                                  $     1,311,020
      88,881   Focus Media Holding Ltd., ADR (China) (a)                                          617,723
      58,448   Gafisa SA, ADR (Brazil)                                                            482,780
     125,766   Melco Crown Entertainment Ltd., ADR (China) (a)                                    355,918
      29,059   New Oriental Education & Technology Group, ADR (China) (a)                       1,300,971
      62,893   VisionChina Media, Inc., ADR (China) (a)                                           381,132
----------------------------------------------------------------------------------------------------------
                                                                                                4,449,544
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 1.0%
      71,677   China Nepstar Chain Drugstore Ltd., ADR (China)                                    260,904
      73,585   Perdigao SA, ADR (Brazil)                                                        1,789,587
      30,172   Wimm-Bill-Dann Foods OJSC, ADR (Russia) (a)                                        893,997
----------------------------------------------------------------------------------------------------------
                                                                                                2,944,488
----------------------------------------------------------------------------------------------------------

               ENERGY - 19.0%
     148,197   China Petroleum & Chemical Corp., ADR (China)                                    7,772,933
     132,421   CNOOC Ltd., ADR (China)                                                         11,378,936
     154,585   PetroChina Co. Ltd., ADR (China)                                                10,955,439
     979,946   Petroleo Brasileiro SA, ADR (Brazil)                                            27,173,903
     188,235   Yanzhou Coal Mining Co. Ltd., ADR (China)                                        1,069,175
----------------------------------------------------------------------------------------------------------
                                                                                               58,350,386
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 10.4%
     410,622   China Life Insurance Co. Ltd., ADR (China)                                      17,077,769
      57,210   E-House China Holdings Ltd., ADR (China) (a)                                       360,995
      92,462   HDFC Bank Ltd., ADR (India)                                                      4,715,562
     364,863   ICICI Bank Ltd., ADR (India)                                                     4,546,193
      99,821   Unibanco - Uniao de Bancos Brasileiros SA, ADR (Brazil)                          5,223,633
----------------------------------------------------------------------------------------------------------
                                                                                               31,924,152
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 0.9%
      30,019   China Medical Technologies, Inc., ADR (China)                                      391,148
     109,810   Dr. Reddy's Laboratories Ltd., ADR (India)                                         880,676
      67,385   Mindray Medical International Ltd., ADR (China)                                  1,229,776
      59,791   WuXi PharmaTech Cayman, Inc., ADR (China) (a)                                      264,276
----------------------------------------------------------------------------------------------------------
                                                                                                2,765,876
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 1.1%
     114,626   Empresa Brasileira de Aeronautica SA, ADR (Brazil)                               1,239,107
      32,092   Guangshen Railway Co. Ltd., ADR (China)                                            470,148
      92,261   Suntech Power Holdings Co. Ltd., ADR (China) (a)                                   561,869
     241,978   Tata Motors Ltd., ADR (India)                                                      849,343
      69,271   Yingli Green Energy Holding Co. Ltd., ADR (China) (a)                              269,464
----------------------------------------------------------------------------------------------------------
                                                                                                3,389,931
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 5.6%
      12,527   Baidu, Inc., ADR (China) (a)                                               $     1,858,005
     117,640   Giant Interactive Group, Inc., ADR (China) (a)                                     752,896
     392,361   Infosys Technologies Ltd., ADR (India)                                           9,495,136
      40,649   LDK Solar Co. Ltd., ADR (China) (a)                                                208,123
      24,449   Longtop Financial Technologies Ltd., ADR (China) (a)                               370,891
      59,357   Netease.com, ADR (China) (a)                                                     1,215,631
      26,956   Perfect World Co. Ltd., ADR (China) (a)                                            309,994
      47,460   Shanda Interactive Entertainment Ltd., ADR (China) (a)                           1,557,637
     250,920   Wipro Ltd., ADR (India)                                                          1,427,735
----------------------------------------------------------------------------------------------------------
                                                                                               17,196,048
----------------------------------------------------------------------------------------------------------

               MATERIALS - 7.8%
     146,547   Aluminum Corp. of China Ltd., ADR (China)                                        1,716,065
     350,350   Cia Siderurgica Nacional SA, ADR (Brazil)                                        4,628,124
   1,164,387   Cia Vale do Rio Doce, ADR (Brazil)                                              15,008,949
     208,814   Mechel, ADR (Russia)                                                               730,849
      24,034   Sinopec Shanghai Petrochemical Co. Ltd., ADR (China)                               543,168
     264,612   Sterlite Industries India Ltd., ADR (India)                                      1,217,215
----------------------------------------------------------------------------------------------------------
                                                                                               23,844,370
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 17.7%
     725,216   China Mobile Ltd., ADR (China)                                                  31,438,114
     124,402   China Telecom Corp. Ltd., ADR (China)                                            4,164,979
   1,055,983   China Unicom Hong Kong Ltd., ADR (China)                                         9,366,569
     102,621   Hutchison Telecommunications International Ltd., ADR (China)                       353,016
     104,428   Mahanagar Telephone Nigam, ADR (India)                                             292,398
     167,687   Mobile Telesystems OJSC, ADR (Russia)                                            3,972,505
      56,985   Rostelecom, ADR (Russia)                                                         2,742,118
      27,961   Tata Communications Ltd., ADR (India)                                              443,462
     275,411   Vimpel-Communications, ADR (Russia)                                              1,443,154
----------------------------------------------------------------------------------------------------------
                                                                                               54,216,315
----------------------------------------------------------------------------------------------------------

               UTILITIES - 2.1%
     217,324   Centrais Eletricas Brasileiras SA, ADR (Brazil)                                  2,347,099
      52,506   Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)                    1,045,920
      33,059   CPFL Energia SA, ADR (Brazil)                                                    1,295,913
      71,653   Huaneng Power International, Inc., ADR (China)                                   1,862,261
----------------------------------------------------------------------------------------------------------
                                                                                                6,551,193
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 67.0%
               (Cost $504,082,136)                                                            205,632,303
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

36 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

EEB | Claymore/BNY Mellon BRIC ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 32.4%

               CONSUMER DISCRETIONARY - 1.1%
     207,564   NET Servicos de Comunicacao SA, Preference Shares, ADR (Brazil)            $     1,293,124
      89,187   Ultrapar Participacoes SA, Preference Shares, ADR (Brazil)                       2,012,059
----------------------------------------------------------------------------------------------------------
                                                                                                3,305,183
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.4%
      54,772   Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference
               Shares, ADR (Brazil)                                                             1,327,126
     138,835   Cia de Bebidas das Americas, Preference Shares, ADR (Brazil)                     5,617,264
     142,948   Sadia SA, Preference Shares, ADR (Brazil)                                          488,882
----------------------------------------------------------------------------------------------------------
                                                                                                7,433,272
----------------------------------------------------------------------------------------------------------

               ENERGY - 9.8%
   1,350,401   Petroleo Brasileiro SA, Preference Shares, ADR (Brazil)                         30,221,974
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 6.5%
   1,246,394   Banco Bradesco SA, Preference Shares, ADR (Brazil)                              10,868,555
     994,665   Banco Itau Holding Financeira SA, Preference Shares, ADR (Brazil)                9,131,025
----------------------------------------------------------------------------------------------------------
                                                                                               19,999,580
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.2%
      75,928   Tam SA, Preference Shares, ADR (Brazil)                                            505,680
----------------------------------------------------------------------------------------------------------

               MATERIALS - 8.0%
      52,185   Aracruz Celulose SA, Preference Shares, ADR (Brazil)                               372,079
      84,654   Braskem SA, Preference Shares, ADR (Brazil)                                        369,938
   1,817,245   Cia Vale do Rio Doce, Preference Shares, ADR (Brazil)                           20,262,282
     590,631   Gerdau SA, Preference Shares, ADR (Brazil)                                       3,089,000
      90,101   Votorantim Celulose e Papel SA, Preference Shares, ADR (Brazil)                    430,683
----------------------------------------------------------------------------------------------------------
                                                                                               24,523,982
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 2.4%
      29,610   Brasil Telecom Participacoes SA, Preference Shares, ADR (Brazil)                   928,570
      44,986   Brasil Telecom SA, Preference Shares, ADR (Brazil)                                 650,498
     233,997   Tele Norte Leste Participacoes SA, Preference Shares, ADR (Brazil)               2,836,044
      56,514   Tim Participacoes SA, Preference Shares, ADR (Brazil)                              800,803
     135,426   Vivo Participacoes SA, Preference Shares, ADR (Brazil)                           2,195,255
----------------------------------------------------------------------------------------------------------
                                                                                                7,411,170
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               UTILITIES - 2.0%
     176,958   Centrais Eletricas Brasileiras SA, Preference Shares, ADR (Brazil)         $     1,766,041
     253,050   Cia Energetica de Minas Gerais, Preference Shares, ADR (Brazil)                  3,456,663
     100,114   Cia Paranaense de Energia, Preference Shares, ADR (Brazil)                         920,048
----------------------------------------------------------------------------------------------------------
                                                                                                6,142,752
----------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS - 32.4%
               (Cost $230,365,155)                                                             99,543,593
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.4%
               (Cost $734,447,291)                                                            305,175,896
               Other Assets in excess of Liabilities - 0.6%                                     1,779,326
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $   306,955,222
==========================================================================================================

ADR - American Depositary Receipt

OJSC - Open Joint Stock Company

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 37

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCK - 95.9%

               CONSUMER DISCRETIONARY - 12.5%
      15,533   Hillenbrand, Inc.                                                          $       260,488
      12,767   Time Warner Cable, Inc. - Class A                                                  232,742
      15,035   WABCO Holdings, Inc.                                                               152,154
----------------------------------------------------------------------------------------------------------
                                                                                                  645,384
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 21.8%
      17,295   Dr Pepper Snapple Group, Inc. (a)                                                  242,995
       6,120   JM Smucker Co. (The)                                                               227,174
       9,395   Kraft Foods, Inc. - Class A                                                        214,018
       4,090   Lorillard, Inc.                                                                    239,020
       6,033   Philip Morris International, Inc.                                                  201,925
----------------------------------------------------------------------------------------------------------
                                                                                                1,125,132
----------------------------------------------------------------------------------------------------------

               ENERGY - 5.9%
      24,787   Patriot Coal Corp. (a)                                                              90,473
      16,526   Spectra Energy Corp.                                                               214,838
----------------------------------------------------------------------------------------------------------
                                                                                                  305,311
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 13.1%
      24,463   Discover Financial Services                                                        140,173
      13,368   Forestar Group, Inc. (a)                                                           100,527
      43,469   MF Global Ltd. (Bermuda) (a)                                                       188,656
      15,695   MSCI, Inc. - Class A (a)                                                           247,353
----------------------------------------------------------------------------------------------------------
                                                                                                  676,709
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 7.5%
       7,110   Covidien Ltd. (Bermuda)                                                            225,174
       9,734   PharMerica Corp. (a)                                                               163,337
----------------------------------------------------------------------------------------------------------
                                                                                                  388,511
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 1.7%
      10,916   Quanex Building Products Corp.                                                      76,521
       5,157   Real Goods Solar, Inc. - Class A (a)                                                10,830
----------------------------------------------------------------------------------------------------------
                                                                                                   87,351
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 30.7%
      20,158   Broadridge Financial Solutions, Inc.                                               322,125
      13,389   EchoStar Corp. - Class A (a)                                                       219,312
       8,796   Harris Stratex Networks, Inc. - Class A (a)                                         34,568
      15,533   Metavante Technologies, Inc. (a)                                                   261,110
      12,628   TeleCommunication Systems, Inc. - Class A (a)                                      104,181
      17,535   Teradata Corp. (a)                                                                 271,091
      14,928   Tyco Electronics Ltd. (Bermuda)                                                    141,517
      10,908   VMware, Inc. - Class A (a)                                                         226,450
----------------------------------------------------------------------------------------------------------
                                                                                                1,580,354
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MATERIALS - 2.7%
      19,197   Allied Nevada Gold Corp. (a)                                               $        76,788
       7,984   Zep, Inc.                                                                           63,153
----------------------------------------------------------------------------------------------------------
                                                                                                  139,941
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK - 95.9%
               (Cost - $8,568,952)                                                              4,948,693
----------------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 4.0%

               ENERGY - 2.3%
       8,905   Encore Energy Partners LP                                                          116,210
----------------------------------------------------------------------------------------------------------

               UTILITIES - 1.7%
       7,732   Brookfield Infrastructure Partners LP (Bermuda)                                     89,846
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS - 4.0%
               (Cost - $263,338)                                                                  206,056
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.9%
               (Cost - $8,832,290)                                                              5,154,749
               Other Assets in excess of Liabilities - 0.1%                                         4,117
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     5,158,866
==========================================================================================================

LP - Limited Partnership

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

38 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 99.8%

               CONSUMER DISCRETIONARY - 25.0%
       2,110   Bed Bath & Beyond, Inc. (a)                                                $        44,943
       2,938   Best Buy Co., Inc.                                                                  84,673
       3,522   Coach, Inc. (a)                                                                     49,237
       1,846   Harley-Davidson, Inc.                                                               18,645
       1,982   Home Depot, Inc.                                                                    41,404
       1,480   Kohl's Corp. (a)                                                                    52,007
       3,355   Lowe's Cos., Inc.                                                                   53,143
       6,748   Staples, Inc.                                                                      107,631
       6,809   Starbucks Corp. (a)                                                                 62,302
       7,074   Time Warner, Inc.                                                                   53,975
       4,188   TJX Cos., Inc.                                                                      93,267
----------------------------------------------------------------------------------------------------------
                                                                                                  661,227
----------------------------------------------------------------------------------------------------------

               ENERGY - 7.4%
         978   National Oilwell Varco, Inc. (a)                                                    26,142
       1,354   Noble Corp. (Cayman Islands)                                                        33,295
       4,071   Petro-Canada (Canada)                                                               89,155
         802   Transocean, Inc. (Switzerland) (a)                                                  47,935
----------------------------------------------------------------------------------------------------------
                                                                                                  196,527
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 15.4%
       3,356   Aflac, Inc.                                                                         56,247
       1,377   Capital One Financial Corp. (a)                                                     16,593
       3,569   Charles Schwab Corp.                                                                45,362
         252   CME Group, Inc.                                                                     45,965
         753   HDFC Bank Ltd., ADR (India)                                                         38,403
       1,971   Manulife Financial Corp. (Canada)                                                   20,006
       2,600   Morgan Stanley                                                                      50,804
       1,340   State Street Corp.                                                                  33,862
       2,913   Sun Life Financial, Inc. (Canada)                                                   45,355
       3,847   US Bancorp                                                                          55,051
----------------------------------------------------------------------------------------------------------
                                                                                                  407,648
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 16.5%
       1,483   Allergan, Inc.                                                                      57,451
       2,159   Coventry Health Care, Inc. (a)                                                      24,872
       2,885   Forest Laboratories, Inc. (a)                                                       61,854
       1,680   Medtronic, Inc.                                                                     49,711
       1,385   Stryker Corp.                                                                       46,633
       1,241   Teva Pharmaceutical Industries Ltd., ADR (Israel)                                   55,324
       3,077   UnitedHealth Group, Inc.                                                            60,463
       2,398   WellPoint, Inc. (a)                                                                 81,340
----------------------------------------------------------------------------------------------------------
                                                                                                  437,648
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 9.4%
       1,722   Cummins, Inc.                                                              $        35,818
       2,729   Danaher Corp.                                                                      138,524
       1,803   United Technologies Corp.                                                           73,616
----------------------------------------------------------------------------------------------------------
                                                                                                  247,958
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 26.1%
         600   Apple, Inc. (a)                                                                     53,586
       4,878   Cisco Systems, Inc. (a)                                                             71,072
       2,946   Cognizant Technology Solutions Corp. - Class A (a)                                  54,206
       3,861   Dell, Inc. (a)                                                                      32,934
       4,503   eBay, Inc. (a)                                                                      48,948
       2,064   Fiserv, Inc. (a)                                                                    67,328
       1,527   Hewlett-Packard Co.                                                                 44,329
       2,752   Microsoft Corp.                                                                     44,445
       6,850   Oracle Corp. (a)                                                                   106,449
       2,417   Paychex, Inc.                                                                       53,319
       2,853   Research In Motion Ltd. (Canada) (a)                                               113,949
----------------------------------------------------------------------------------------------------------
                                                                                                  690,565
----------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.8%
               (Cost $5,233,211)                                                                2,641,573
               Other Assets in excess of Liabilities - 0.2%                                         6,029
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     2,647,602
==========================================================================================================

ADR - American Depositary Receipt

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 39

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCK - 99.2%

               CONSUMER DISCRETIONARY - 7.4%
         822   Amazon.com, Inc. (a)                                                       $        53,257
         105   Bally Technologies, Inc. (a)                                                         1,953
       2,023   DIRECTV Group, Inc. (The) (a)                                                       40,339
         564   International Game Technology                                                        4,974
          75   priceline.com, Inc. (a)                                                              6,365
         178   Scientific Games Corp. - Class A (a)                                                 1,883
----------------------------------------------------------------------------------------------------------
                                                                                                  108,771
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 3.5%
         816   Avon Products, Inc.                                                                 14,353
         795   Kimberly-Clark Corp.                                                                37,452
----------------------------------------------------------------------------------------------------------
                                                                                                   51,805
----------------------------------------------------------------------------------------------------------

               ENERGY - 2.3%
         589   Baker Hughes, Inc.                                                                  17,264
         417   Cameron International Corp. (a)                                                      8,040
         419   Smith International, Inc.                                                            9,000
----------------------------------------------------------------------------------------------------------
                                                                                                   34,304
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 38.1%
         182   Alkermes, Inc. (a)                                                                   1,835
         263   Amylin Pharmaceuticals, Inc. (a)                                                     2,401
       1,202   Baxter International, Inc.                                                          61,194
         878   Celgene Corp. (a)                                                                   39,273
         179   Dendreon Corp. (a)                                                                     546
         202   Exelixis, Inc. (a)                                                                     873
       2,004   Genentech, Inc. (a)                                                                171,442
       1,677   Gilead Sciences, Inc. (a)                                                           75,130
       4,954   GlaxoSmithKline PLC, ADR (United Kingdom)                                          149,264
         183   Isis Pharmaceuticals, Inc. (a)                                                       2,353
         139   Kinetic Concepts, Inc. (a)                                                           3,027
          87   Myriad Genetics, Inc. (a)                                                            6,860
         229   PDL BioPharma, Inc.                                                                  1,344
         209   Sepracor, Inc. (a)                                                                   3,131
         109   Sequenom, Inc. (a)                                                                   1,595
         790   Stryker Corp.                                                                       26,599
         288   Vertex Pharmaceuticals, Inc. (a)                                                     8,706
         190   Waters Corp. (a)                                                                     6,692
----------------------------------------------------------------------------------------------------------
                                                                                                  562,265
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 4.3%
       1,404   Boeing Co.                                                                          44,142
          96   Energy Conversion Devices, Inc. (a)                                                  2,105
         256   Foster Wheeler Ltd. (Bermuda) (a)                                                    3,850
         436   McDermott International, Inc. (Panama) (a)                                           5,140
         398   Pitney Bowes, Inc.                                                                   7,677
----------------------------------------------------------------------------------------------------------
                                                                                                   62,914
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 36.6%
       2,526   Activision Blizzard, Inc. (a)                                              $        25,336
       1,017   Adobe Systems, Inc. (a)                                                             16,984
         576   Altera Corp.                                                                         8,830
         339   Amphenol Corp. - Class A                                                             8,617
       1,687   Apple, Inc. (a)                                                                    150,666
         165   Ariba, Inc. (a)                                                                      1,444
         431   Autodesk, Inc. (a)                                                                   5,469
       3,752   Dell, Inc. (a)                                                                      32,005
         905   Finisar Corp. (a)                                                                      226
         433   MEMC Electronic Materials, Inc. (a)                                                  6,499
      11,437   Microsoft Corp.                                                                    184,708
         440   National Semiconductor Corp.                                                         4,796
         201   Rambus, Inc. (a)                                                                     1,721
       1,083   Research In Motion Ltd. (Canada) (a)                                                43,255
         232   Salesforce.com, Inc. (a)                                                             6,496
         196   TiVo, Inc. (a)                                                                       1,390
         689   Unisys Corp. (a)                                                                       248
         139   Varian Semiconductor Equipment Associates, Inc. (a)                                  2,537
         370   VeriSign, Inc. (a)                                                                   7,152
         746   Vmware, Inc. - Class A (a)                                                          15,487
       1,397   Western Union Co. (The)                                                             15,590
----------------------------------------------------------------------------------------------------------
                                                                                                  539,456
----------------------------------------------------------------------------------------------------------

               MATERIALS - 6.1%
         474   Ecolab, Inc.                                                                        15,064
         991   Monsanto Co.                                                                        75,584
----------------------------------------------------------------------------------------------------------
                                                                                                   90,648
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS - 0.9%
       3,074   Level 3 Communications, Inc. (a)                                                     2,459
       3,263   Qwest Communications International, Inc.                                            11,062
----------------------------------------------------------------------------------------------------------
                                                                                                   13,521
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 99.2%
               (Cost $2,073,878)                                                                1,463,684
----------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS - 0.8%
         300   iShares S&P 500 Growth Index Fund
               (Cost $12,768)                                                                      11,700
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 100.0%
               (Cost - $2,086,646)                                                              1,475,384
               Liabilities in excess of Other Assets - 0.0%                                          (271)
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     1,475,113
==========================================================================================================

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

40 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 99.4%

               CONSUMER DISCRETIONARY - 4.2%
         457   Amazon.com, Inc. (a)                                                       $        29,609
          79   ArvinMeritor, Inc.                                                                      50
          59   Bally Technologies, Inc. (a)                                                         1,097
         213   Blockbuster, Inc. - Class A (a)                                                        213
          95   Brunswick Corp.                                                                        294
       3,056   Comcast Corp. - Class A                                                             39,911
       1,106   DIRECTV Group, Inc. (The) (a)                                                       22,054
         304   Discovery Holding Co. - Class A (a)                                                  4,715
         295   Eastman Kodak Co.                                                                      941
         240   Gannett Co., Inc.                                                                      778
         225   Garmin, Ltd. (Cayman Islands)                                                        3,852
         147   Gentex Corp.                                                                         1,176
         260   Goodyear Tire & Rubber Co. (The) (a)                                                 1,154
         330   International Game Technology                                                        2,911
         625   Johnson Controls, Inc.                                                               7,113
          78   Lear Corp. (a)                                                                          47
         175   Leggett & Platt, Inc.                                                                2,000
       2,752   News Corp. - Class A                                                                15,301
          82   OfficeMax, Inc.                                                                        313
          39   priceline.com, Inc. (a)                                                              3,310
          94   Scientific Games Corp. - Class A (a)                                                   995
       1,028   Time Warner Cable, Inc. - Class A (a)                                               18,740
       3,808   Time Warner, Inc.                                                                   29,055
          82   Whirlpool Corp.                                                                      1,823
----------------------------------------------------------------------------------------------------------
                                                                                                  187,452
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 6.2%
         678   Archer-Daniels-Midland Co.                                                          18,075
         457   Avon Products, Inc.                                                                  8,039
         482   ConAgra Foods, Inc.                                                                  7,269
         351   General Mills, Inc.                                                                 18,420
         437   Kimberly-Clark Corp.                                                                20,587
       1,551   Kraft Foods, Inc. - Class A                                                         35,332
       3,177   Procter & Gamble Co.                                                               153,036
         307   Reynolds American, Inc.                                                             10,309
         153   Smithfield Foods, Inc. (a)                                                           1,201
         400   Tyson Foods, Inc. - Class A                                                          3,372
----------------------------------------------------------------------------------------------------------
                                                                                                  275,640
----------------------------------------------------------------------------------------------------------

               ENERGY - 14.6%
         485   Anadarko Petroleum Corp.                                                            16,951
         323   Baker Hughes, Inc.                                                                   9,467
         328   BJ Services Co.                                                                      3,172
         235   Cameron International Corp. (a)                                                      4,531

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
       1,584   ConocoPhillips                                                             $        59,162
       5,403   Exxon Mobil Corp.                                                                  366,864
         743   Marathon Oil Corp.                                                                  17,290
         439   National Oilwell Varco, Inc. (a)                                                    11,734
       3,312   Royal Dutch Shell PLC, ADR (United Kingdom)                                        145,629
         236   Smith International, Inc.                                                            5,069
         126   Sunoco, Inc.                                                                         4,215
         120   USEC, Inc. (a)                                                                         604
         725   Weatherford International, Ltd. (Switzerland) (a)                                    7,736
----------------------------------------------------------------------------------------------------------
                                                                                                  652,424
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 2.7%
         411   Capital One Financial Corp.                                                          4,952
       5,740   Citigroup, Inc.                                                                      8,610
       5,780   Fannie Mae                                                                           2,428
         100   First American Corp.                                                                 2,317
         467   Genworth Financial, Inc. - Class A                                                     565
       3,948   JPMorgan Chase & Co.                                                                90,212
         277   Lincoln National Corp.                                                               2,379
         216   NASDAQ OMX Group, Inc. (The) (a)                                                     4,514
         287   NYSE Euronext                                                                        4,845
----------------------------------------------------------------------------------------------------------
                                                                                                  120,822
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 29.9%
       1,647   Abbott Laboratories                                                                 77,969
          72   Affymetrix, Inc. (a)                                                                   153
         102   Alkermes, Inc. (a)                                                                   1,028
         328   Allergan, Inc.                                                                      12,707
       1,125   Amgen, Inc. (a)                                                                     55,046
         160   Amylin Pharmaceuticals, Inc. (a)                                                     1,461
       1,539   AstraZeneca PLC, ADR (United Kingdom)                                               48,617
         661   Baxter International, Inc.                                                          33,651
         257   Becton Dickinson & Co.                                                              15,906
         308   Biogen Idec, Inc. (a)                                                               14,180
       1,580   Boston Scientific Corp. (a)                                                         11,092
       2,085   Bristol-Myers Squibb Co.                                                            38,385
         378   Cardinal Health, Inc.                                                               12,266
         482   Celgene Corp. (a)                                                                   21,560
          72   Cephalon, Inc. (a)                                                                   4,722
         528   Covidien Ltd. (Bermuda)                                                             16,722
          82   Dendreon Corp. (a)                                                                     250
         161   Dentsply International, Inc.                                                         3,722
       1,208   Eli Lilly & Co.                                                                     35,491
         114   Exelixis, Inc. (a)                                                                     492
       1,120   Genentech, Inc. (a)                                                                 95,816
         283   Genzyme Corp. (a)                                                                   17,243

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 41

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
         969   Gilead Sciences, Inc. (a)                                                  $        43,411
       2,747   GlaxoSmithKline PLC, ADR (United Kingdom)                                           82,767
         109   HLTH Corp. (a)                                                                       1,190
         277   Hologic, Inc. (a)                                                                    3,136
          76   Inverness Medical Innovations, Inc. (a)                                              1,708
         103   Isis Pharmaceuticals, Inc. (a)                                                       1,325
       2,950   Johnson & Johnson                                                                  147,500
          72   Kinetic Concepts, Inc. (a)                                                           1,568
         250   King Pharmaceuticals, Inc. (a)                                                       1,835
         186   Life Technologies Corp. (a)                                                          5,422
         295   McKesson Corp.                                                                      12,101
         130   Medarex, Inc. (a)                                                                      508
       1,188   Medtronic, Inc.                                                                     35,153
         329   Mylan, Inc. (a)                                                                      4,089
          49   Myriad Genetics, Inc. (a)                                                            3,864
         100   Nektar Therapeutics (a)                                                                449
       2,811   Novartis AG, ADR (Switzerland)                                                     101,899
         129   PDL BioPharma, Inc.                                                                    757
       7,141   Pfizer, Inc.                                                                        87,906
       2,793   Sanofi-Aventis SA, ADR (France)                                                     71,557
       1,712   Schering-Plough Corp.                                                               29,772
         109   Sepracor, Inc. (a)                                                                   1,633
          61   Sequenom, Inc. (a)                                                                     892
         360   Saint Jude Medical, Inc. (a)                                                        11,938
         434   Stryker Corp.                                                                       14,613
         944   Teva Pharmaceutical Industries Ltd., ADR (Israel)                                   42,084
         442   Thermo Fisher Scientific, Inc. (a)                                                  16,027
       1,282   UnitedHealth Group, Inc.                                                            25,191
         162   Vertex Pharmaceuticals, Inc. (a)                                                     4,897
         103   Waters Corp. (a)                                                                     3,628
       1,415   Wyeth                                                                               57,760
         238   Zimmer Holdings, Inc. (a)                                                            8,335
----------------------------------------------------------------------------------------------------------
                                                                                                1,343,394
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 9.8%
         730   3M Co.                                                                              33,186
         772   Boeing Co.                                                                          24,272
         188   Cooper Industries Ltd. - Class A (Bermuda)                                           3,965
         415   CSX Corp.                                                                           10,242
         219   Cummins, Inc.                                                                        4,555
         336   Danaher Corp.                                                                       17,055
         179   Eaton Corp.                                                                          6,471
         817   Emerson Electric Co.                                                                21,855
          54   Energy Conversion Devices, Inc. (a)                                                  1,184

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
         178   Evergreen Solar, Inc. (a)                                                  $           217
         327   FedEx Corp.                                                                         14,130
         140   Foster Wheeler AG (Switzerland) (a)                                                  2,106
      11,195   General Electric Co.                                                                95,269
         128   Goodrich Corp.                                                                       4,242
         764   Honeywell International, Inc.                                                       20,498
         548   Illinois Tool Works, Inc.                                                           15,234
         344   Ingersoll-Rand Co., Ltd. - Class A (Bermuda)                                         4,878
         192   ITT Corp.                                                                            7,171
         416   Lockheed Martin Corp.                                                               26,254
         238   McDermott International, Inc. (Panama) (a)                                           2,806
         344   Northrop Grumman Corp.                                                              12,852
         382   PACCAR, Inc.                                                                         9,577
         170   Parker Hannifin Corp.                                                                5,673
         218   Pitney Bowes, Inc.                                                                   4,205
         147   Precision Castparts Corp.                                                            8,148
         436   Raytheon Co.                                                                        17,427
         152   Rockwell Automation, Inc.                                                            3,055
         172   Rockwell Collins, Inc.                                                               5,366
         227   RR Donnelley & Sons Co.                                                              1,768
          90   Shaw Group, Inc. (The) (a)                                                           2,101
         260   Textron, Inc.                                                                        1,469
         500   Tyco International, Ltd. (Bermuda)                                                  10,025
         139   UAL Corp. (a)                                                                          682
         993   United Technologies Corp.                                                           40,544
          91   URS Corp. (a)                                                                        2,814
          62   YRC Worldwide, Inc. (a)                                                                136
----------------------------------------------------------------------------------------------------------
                                                                                                  441,432
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 25.6%
         438   3Com Corp. (a)                                                                         968
       1,389   Activision Blizzard, Inc. (a)                                                       13,932
         120   ADC Telecommunications, Inc. (a)                                                       341
         559   Adobe Systems, Inc. (a)                                                              9,335
         627   Advanced Micro Devices, Inc. (a)                                                     1,367
         384   Agilent Technologies, Inc. (a)                                                       5,326
         182   Akamai Technologies, Inc. (a)                                                        3,292
       2,469   Alcatel-Lucent, ADR (France) (a)                                                     3,234
         316   Altera Corp.                                                                         4,844
         185   Amkor Technology, Inc. (a)                                                             316
         191   Amphenol Corp. - Class A                                                             4,855
         310   Analog Devices, Inc.                                                                 5,778
         947   Apple, Inc. (a)                                                                     84,577
       1,413   Applied Materials, Inc.                                                             13,014
          70   Applied Micro Circuits Corp. (a)                                                       253

See notes to financial statements.

42 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
          93   Ariba, Inc. (a)                                                            $           814
         518   Atmel Corp. (a)                                                                      1,849
         918   AU Optronics Corp., ADR (Taiwan)                                                     6,600
         240   Autodesk, Inc. (a)                                                                   3,046
         537   Broadcom Corp. - Class A (a)                                                         8,834
         401   Brocade Communications Systems, Inc. (a)                                             1,115
         546   CA, Inc.                                                                             9,255
         292   Cadence Design Systems, Inc. (a)                                                     1,226
          87   Ciena Corp. (a)                                                                        467
          70   Cirrus Logic, Inc. (a)                                                                 249
       6,235   Cisco Systems, Inc. (a)                                                             90,844
         197   Citrix Systems, Inc. (a)                                                             4,054
         272   Compuware Corp. (a)                                                                  1,607
       1,662   Corning, Inc.                                                                       17,534
          87   Cree, Inc. (a)                                                                       1,709
         158   Cypress Semiconductor Corp. (a)                                                        878
       2,063   Dell, Inc. (a)                                                                      17,597
       2,180   EMC Corp. (a)                                                                       22,890
          84   Emcore Corp. (a)                                                                        58
          88   Emulex Corp. (a)                                                                       463
          85   F5 Networks, Inc. (a)                                                                1,700
         127   Fairchild Semiconductor International, Inc. (a)                                        444
         510   Finisar Corp. (a)                                                                      128
         904   Flextronics International Ltd. (Singapore) (a)                                       1,862
         102   Harmonic, Inc. (a)                                                                     555
         140   Harris Corp.                                                                         5,219
       2,570   Hewlett-Packard Co.                                                                 74,607
         148   Inter Active Corp. (a)                                                               2,210
         765   Infineon Technologies AG, ADR (Germany) (a)                                            459
         205   Integrated Device Technology, Inc. (a)                                                 918
       5,901   Intel Corp.                                                                         75,179
       1,425   International Business Machines Corp.                                              131,143
         350   Intuit, Inc. (a)                                                                     7,976
         226   JDS Uniphase Corp. (a)                                                                 624
         556   Juniper Networks, Inc. (a)                                                           7,901
         177   KLA-Tencor Corp.                                                                     3,053
         126   Lam Research Corp. (a)                                                               2,465
         125   Lattice Semiconductor Corp. (a)                                                        161
         176   Lawson Software, Inc. (a)                                                              676
          85   Lexmark International, Inc. - Class A (a)                                            1,457
         679   LSI Logic Corp. (a)                                                                  1,969
         659   Marvell Technology Group, Ltd. (Bermuda) (a)                                         4,949
         163   McAfee, Inc. (a)                                                                     4,556

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
         237   MEMC Electronic Materials, Inc. (a)                                        $         3,557
         100   Mentor Graphics Corp. (a)                                                              443
         199   Microchip Technology, Inc.                                                           3,735
         824   Micron Technology, Inc. (a)                                                          2,653
       9,467   Microsoft Corp.                                                                    152,892
       2,386   Motorola, Inc.                                                                       8,399
         257   National Semiconductor Corp.                                                         2,801
         177   NCR Corp. (a)                                                                        1,402
         344   NetApp, Inc. (a)                                                                     4,623
       4,038   Nokia OYJ, ADR (Finland)                                                            37,796
         357   Novell, Inc. (a)                                                                     1,128
         104   Novellus Systems, Inc. (a)                                                           1,326
         239   Nuance Communications, Inc. (a)                                                      2,118
         569   Nvidia Corp. (a)                                                                     4,711
         430   ON Semiconductor Corp. (a)                                                           1,574
         218   PMC - Sierra, Inc. (a)                                                               1,114
          95   Polycom, Inc. (a)                                                                    1,263
         142   Powerwave Technologies, Inc. (a)                                                        48
         142   QLogic Corp. (a)                                                                     1,309
       1,760   Qualcomm, Inc.                                                                      58,837
         106   Rambus, Inc. (a)                                                                       907
         154   RealNetworks, Inc. (a)                                                                 354
         603   Research In Motion Ltd. (Canada) (a)                                                24,084
         303   RF Micro Devices, Inc. (a)                                                             276
         436   SAIC, Inc. (a)                                                                       8,245
         131   Salesforce.com, Inc. (a)                                                             3,668
         234   SanDisk Corp. (a)                                                                    2,085
         573   Sanmina-SCI Corp. (a)                                                                  143
         516   Seagate Technology (Cayman Islands)                                                  2,219
          80   Silicon Image, Inc. (a)                                                                186
          51   SiRF Technology Holdings, Inc. (a)                                                      93
         162   Skyworks Solutions, Inc. (a)                                                         1,053
         790   Sun Microsystems, Inc. (a)                                                           3,697
          87   Sybase, Inc. (a)                                                                     2,365
         884   Symantec Corp. (a)                                                                  12,226
         150   Synopsys, Inc. (a)                                                                   2,795
       3,419   Telefonaktiebolaget LM Ericsson, ADR (Sweden)                                       27,899
         464   Tellabs, Inc. (a)                                                                    1,763
         182   Teradyne, Inc. (a)                                                                     752
          52   Tessera Technologies, Inc. (a)                                                         562
       1,365   Texas Instruments, Inc.                                                             19,588
         194   TIBCO Software, Inc. (a)                                                               937
         110   TiVo, Inc. (a)                                                                         780
         130   Trimble Navigation Ltd. (a)                                                          1,833

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 43

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
         486   Tyco Electronics Ltd., ADR (Bermuda)                                       $         4,607
         388   Unisys Corp. (a)                                                                       140
       2,998   United Microelectronics Corp., ADR (Taiwan)                                          5,306
         136   UTStarcom, Inc. (a)                                                                    137
          93   ValueClick, Inc. (a)                                                                   583
          79   Varian Semiconductor Equipment Associates, Inc. (a)                                  1,442
         203   VeriSign, Inc. (a)                                                                   3,924
         191   Vishay Intertechnology, Inc. (a)                                                       487
         410   VMware, Inc. - Class A (a)                                                           8,512
         246   Western Digital Corp. (a)                                                            3,360
         768   Western Union Co. (The)                                                              8,571
         910   Xerox Corp.                                                                          4,714
         291   Xilinx, Inc.                                                                         5,145
       1,460   Yahoo!, Inc. (a)                                                                    19,316
          56   Zoran Corp. (a)                                                                        291
----------------------------------------------------------------------------------------------------------
                                                                                                1,149,506
----------------------------------------------------------------------------------------------------------

               MATERIALS - 3.7%
         226   Air Products & Chemicals, Inc.                                                      10,452
         843   Alcoa, Inc.                                                                          5,252
         155   Celanese Corp. - Series A                                                            1,324
         262   Chemtura Corp.                                                                          89
         973   Dow Chemical Co. (The)                                                               6,967
         250   Ecolab, Inc.                                                                         7,945
         951   EI Du Pont de Nemours & Co.                                                         17,841
         456   International Paper Co.                                                              2,595
         194   MeadWestvaco Corp.                                                                   1,812
         577   Monsanto Co.                                                                        44,008
         514   Newmont Mining Corp.                                                                21,398
         333   Nucor Corp.                                                                         11,205
         180   Owens-Illinois, Inc. (a)                                                             2,776
         134   Pactiv Corp. (a)                                                                     2,121
         176   PPG Industries, Inc.                                                                 5,467
         206   Rohm & Haas Co.                                                                     10,726
         166   Sealed Air Corp.                                                                     1,853
         485   Teck Cominco Ltd. - Class B (Canada)                                                 1,673
         125   United States Steel Corp.                                                            2,459
         227   Weyerhaeuser Co.                                                                     5,484
          85   Worthington Industries, Inc.                                                           697
----------------------------------------------------------------------------------------------------------
                                                                                                  164,144
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES - 2.5%
       1,564   Level 3 Communications, Inc. (a)                                           $         1,251
       1,838   Qwest Communications International, Inc.                                             6,231
         769   SK Telecom Co. Ltd., ADR (Korea)                                                    10,297
       3,039   Sprint Nextel Corp. (a)                                                              9,998
       3,016   Verizon Communications, Inc.                                                        86,046
----------------------------------------------------------------------------------------------------------
                                                                                                  113,823
----------------------------------------------------------------------------------------------------------

               UTILITIES - 0.2%
         343   Edison International                                                                 9,336
          93   PNM Resources, Inc.                                                                    715
----------------------------------------------------------------------------------------------------------
                                                                                                   10,051
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK - 99.4%
               (Cost $7,375,226)                                                                4,458,688
----------------------------------------------------------------------------------------------------------

               TRACKING STOCKS (b) - 0.0%

               CONSUMER DISCRETIONARY - 0.0%
         641   Liberty Media Corp - Interactive - Series A (a)
               (Cost $3,131)                                                                        2,077
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.4%
               (Cost $7,378,357)                                                                4,460,765
               Other Assets in excess of Liabilities - 0.6%                                        26,539
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     4,487,304
==========================================================================================================

ADR - American Depositary Receipt

AG - Corporation

OYJ - Public Stock Company

PLC - Public Limited Company

SA - Corporation

(a)   Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

44 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 100.3%

               COMMON STOCKS - 92.3%

               CONSUMER DISCRETIONARY - 7.8%
       7,228   Advance Auto Parts, Inc.                                                   $       276,471
       1,866   Autozone, Inc. (a)                                                                 265,401
       9,743   Best Buy Co., Inc.                                                                 280,793
      12,617   Dixie Group, Inc. (a)                                                               17,159
       7,533   Dollar Tree, Inc. (a)                                                              292,431
      13,142   Home Depot, Inc.                                                                   274,536
      17,402   Lowe's Cos., Inc.                                                                  275,648
       8,157   O'Reilly Automotive, Inc. (a)                                                      272,118
     196,248   Pier 1 Imports, Inc. (a)                                                            41,212
      74,219   Service Corp. International                                                        250,860
----------------------------------------------------------------------------------------------------------
                                                                                                2,246,629
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 0.8%
      10,076   CVS Caremark Corp.                                                                 259,356
----------------------------------------------------------------------------------------------------------

               ENERGY - 14.2%
      14,403   Alpha Natural Resources, Inc. (a)                                                  265,015
      72,631   BPZ Resources, Inc. (a)                                                            249,851
       9,968   Consol Energy, Inc.                                                                271,628
      17,052   Continental Resources, Inc. (a)                                                    270,956
       4,195   Diamond Offshore Drilling, Inc.                                                    262,775
      13,277   Encore Acquisition Co. (a)                                                         266,602
      95,313   Helix Energy Solutions Group, Inc. (a)                                             296,424
      15,821   Inter Oil Corp. (Canada) (a)                                                       312,623
      21,978   James River Coal Co. (a)                                                           241,538
      10,879   Noble Corp. (Cayman Islands)                                                       267,515
       5,382   Occidental Petroleum Corp.                                                         279,164
      13,616   Plains Exploration & Production Co. (a)                                            260,610
       4,671   Transocean Ltd. (Switzerland) (a)                                                  279,186
      14,966   Walter Industries, Inc.                                                            271,932
      12,165   Whiting Petroleum Corp. (a)                                                        283,445
----------------------------------------------------------------------------------------------------------
                                                                                                4,079,264
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 17.4%
      16,324   Aflac, Inc.                                                                        273,590
      14,573   Allstate Corp. (The)                                                               245,264
       3,697   American Physicians Service Group, Inc.                                             76,528
       9,287   Argo Group International Holdings Ltd. (Bermuda) (a)                               263,101
      57,429   Bank of America Corp.                                                              226,845
      14,816   Bank of Florida Corp. (a)                                                           40,151
      20,286   Cardinal Financial Corp.                                                           115,630
       6,710   Chubb Corp.                                                                        261,958
      42,508   CoBiz Financial, Inc.                                                              200,638
      15,756   Community Bank System, Inc.                                                        269,585

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
      10,076   Corporate Office Properties Trust - REIT                                   $       251,900
       9,360   Digital Realty Trust, Inc. - REIT                                                  279,770
       4,826   Essex Property Trust, Inc. - REIT                                                  262,534
      68,424   FCStone Group, Inc. (a)                                                            112,215
      66,093   First Bancorp (Puerto Rico)                                                        274,947
      11,754   HCC Insurance Holdings, Inc.                                                       258,000
      16,487   Lakeland Bancorp, Inc.                                                             109,144
      26,271   New York Community Bancorp, Inc.                                                   258,769
      98,421   Oriental Financial Group, Inc. (Puerto Rico)                                       172,237
      13,995   Pinnacle Financial Partners, Inc. (a)                                              277,661
       9,112   Reinsurance Group of America, Inc.                                                 247,846
      10,607   Signature Bank (a)                                                                 265,281
      27,029   Texas Capital Bancshares, Inc. (a)                                                 263,263
----------------------------------------------------------------------------------------------------------
                                                                                                5,006,857
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 7.4%
       6,015   Amedisys, Inc. (a)                                                                 196,751
       7,740   AmerisourceBergen Corp.                                                            245,822
       6,776   Covance, Inc. (a)                                                                  257,353
       5,238   DaVita, Inc. (a)                                                                   245,767
       2,648   Dialysis Corp. of America (a)                                                       14,220
      11,693   ICON PLC, ADR (Ireland) (a)                                                        239,940
      12,723   Kendle International, Inc. (a)                                                     237,920
       6,047   McKesson Corp.                                                                     248,048
      17,435   MedAssets, Inc. (a)                                                                257,689
       9,914   Psychiatric Solutions, Inc. (a)                                                    167,943
----------------------------------------------------------------------------------------------------------
                                                                                                2,111,453
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.6%
      16,799   American Superconductor Corp. (a)                                                  226,115
      87,295   Casella Waste Systems, Inc. - Class A (a)                                          183,320
       9,585   Copa Holdings SA - Class A (Panama)                                                253,332
      56,008   GT Solar International, Inc. (a)                                                   239,154
      11,951   Republic Services, Inc.                                                            237,825
      10,545   Ryanair Holdings PLC - ADR (Ireland) (a)                                           251,393
       8,214   Sunpower Corp. - Class A (a)                                                       229,089
      10,835   Waste Connections, Inc. (a)                                                        258,306
----------------------------------------------------------------------------------------------------------
                                                                                                1,878,534
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 27.1%
      91,155   ADC Telecommunications, Inc. (a)                                                   258,880
      18,580   Altera Corp.                                                                       284,831
     117,087   Art Technology Group, Inc. (a)                                                     255,250
       7,695   Automatic Data Processing, Inc.                                                    262,784
       9,677   Blackboard, Inc. (a)                                                               265,537
       9,287   BMC Software, Inc. (a)                                                             275,174
      15,876   CA, Inc.                                                                           269,098

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 45

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

RYJ | Claymore/Raymond James SB-1 Equity ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
      68,596   China Security & Surveillance Technology, Inc. (a)                         $       217,449
      24,762   Cogent, Inc. (a)                                                                   257,525
       7,788   Concurrent Computer Corp. (a)                                                       22,507
      22,247   Cybersource Corp. (a)                                                              274,083
      13,116   EMS Technologies, Inc. (a)                                                         263,369
      12,825   FLIR Systems, Inc. (a)                                                             261,758
       9,171   Hewlett-Packard Co.                                                                266,234
      19,924   Hughes Communications, Inc. (a)                                                    208,405
      23,580   Ingram Micro, Inc. - Class A (a)                                                   256,786
      21,339   Intel Corp.                                                                        271,859
      92,710   JDS Uniphase Corp. (a)                                                             255,880
       7,270   KVH Industries, Inc. (a)                                                            38,822
      53,684   L-1 Identity Solutions, Inc. (a)                                                   246,946
      84,361   Micron Technology, Inc. (a)                                                        271,642
      70,374   Motorola, Inc.                                                                     247,717
       9,867   NCI, Inc. - Class A (a)                                                            268,382
      29,785   Nuance Communications, Inc. (a)                                                    263,895
      34,341   Nvidia Corp. (a)                                                                   284,344
      38,193   Orbcomm, Inc. (a)                                                                   78,678
     301,824   RF Micro Devices, Inc. (a)                                                         274,660
      42,246   Skyworks Solutions, Inc. (a)                                                       274,599
      46,514   Switch & Data Facilities Co., Inc. (a)                                             286,061
      15,193   Tech Data Corp. (a)                                                                262,687
      16,208   Vocus, Inc. (a)                                                                    269,701
      15,857   Xilinx, Inc.                                                                       280,352
----------------------------------------------------------------------------------------------------------
                                                                                                7,775,895
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 11.0%
      10,500   America Movil SAB de CV - Class L, ADR (Mexico)                                   267,540
       9,968   American Tower Corp. - Class A (a)                                                 290,268
      32,926   Centennial Communications Corp. (a)                                                270,981
      16,169   Crown Castle International Corp. (a)                                               283,604
       7,667   Embarq Corp.                                                                       268,115
      10,805   Leap Wireless International, Inc. (a)                                              292,924
      21,610   MetroPCS Communications, Inc. (a)                                                  313,345
       6,682   Millicom International Cellular SA (Luxembourg) (a)                                263,070
      15,747   NII Holdings, Inc. (a)                                                             201,719
      13,768   NTELOS Holdings Corp.                                                              263,933
      18,305   Otelco, Inc.                                                                       167,308
      13,824   SBA Communications Corp. - Class A (a)                                             287,263
----------------------------------------------------------------------------------------------------------
                                                                                                3,170,070
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 92.3%
               (Cost $40,315,061)                                                              26,528,058
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 8.0%

               ENERGY - 7.0%
      14,327   Energy Transfer Equity LP                                                  $       281,239
       8,174   Energy Transfer Partners LP                                                        295,981
      13,085   Enterprise Products Partners LP                                                    282,374
      12,658   Inergy LP                                                                          285,058
      18,170   Magellan Midstream Holdings LP                                                     289,266
      16,275   Teekay LNG Partners LP (Marshall Islands)                                          299,623
      24,060   Teekay Offshore Partners LP (Marshall Islands)                                     287,276
----------------------------------------------------------------------------------------------------------
                                                                                                2,020,817
----------------------------------------------------------------------------------------------------------

               UTILITIES - 1.0%
       8,102   Suburban Propane Partners LP                                                       292,563
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS - 8.0%
               (Cost $1,822,198)                                                                2,313,380
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 100.3%
               (Cost $42,137,259)                                                              28,841,438
               Liabilities in excess of Other Assets - (0.3%)                                    (100,804)
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $    28,740,634
==========================================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

46 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 92.3%

               CONSUMER DISCRETIONARY - 3.4%
       3,914   Dollar Tree, Inc. (a)                                                      $       151,941
       5,149   Family Dollar Stores, Inc.                                                         141,289
       1,070   ITT Educational Services, Inc. (a)                                                 121,445
----------------------------------------------------------------------------------------------------------
                                                                                                  414,675
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 22.5%
       5,526   Alberto-Culver Co.                                                                 122,346
       2,530   British American Tobacco PLC - ADR (United Kingdom)                                129,131
       4,464   Campbell Soup Co.                                                                  119,501
       2,611   Church & Dwight Co., Inc.                                                          127,730
       2,580   Clorox Co.                                                                         125,388
       2,129   Colgate-Palmolive Co.                                                              128,123
       7,853   ConAgra Foods, Inc.                                                                118,423
       3,713   HJ Heinz Co.                                                                       121,304
       4,459   Hormel Foods Corp.                                                                 141,930
       3,080   JM Smucker Co. (The)                                                               114,330
       3,139   Kellogg Co.                                                                        122,170
       2,674   Kimberly-Clark Corp.                                                               125,972
       6,233   Kroger Co. (The)                                                                   128,836
       2,246   Lorillard, Inc.                                                                    131,256
       6,747   Pepsi Bottling Group, Inc.                                                         124,820
       7,533   PepsiAmericas, Inc.                                                                125,123
       2,619   PepsiCo, Inc.                                                                      126,079
       3,586   Reynolds American, Inc.                                                            120,418
      14,696   Sara Lee Corp.                                                                     113,306
       7,277   SUPERVALU, Inc.                                                                    113,594
       5,699   Sysco Corp.                                                                        122,529
       4,974   Walgreen Co.                                                                       118,680
----------------------------------------------------------------------------------------------------------
                                                                                                2,720,989
----------------------------------------------------------------------------------------------------------

               ENERGY - 2.9%
       4,075   Enbridge, Inc. (Canada)                                                            121,394
       7,403   Repsol YPF SA - ADR (Spain)                                                        112,674
       5,059   TransCanada Corp. (Canada)                                                         121,720
----------------------------------------------------------------------------------------------------------
                                                                                                  355,788
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 5.9%
       5,932   Aflac, Inc.                                                                         99,420
       5,445   Axis Capital Holdings Ltd. (Bermuda)                                               121,859
         424   Fairfax Financial Holdings Ltd. (Canada)                                           104,304
       2,114   PartnerRe Ltd. (Bermuda)                                                           130,857
      11,193   TFS Financial Corp.                                                                130,734
       6,115   Willis Group Holdings Ltd. (Bermuda)                                               133,857
----------------------------------------------------------------------------------------------------------
                                                                                                  721,031
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               HEALTH CARE - 13.8%
       2,425   Abbott Laboratories                                                        $       114,799
       2,268   Baxter International, Inc.                                                         115,464
       2,733   Beckman Coulter, Inc.                                                              122,548
       1,852   Becton Dickinson & Co.                                                             114,620
       3,469   Covidien Ltd. (Bermuda)                                                            109,863
       1,572   C.R. Bard, Inc.                                                                    126,169
       2,848   DaVita, Inc. (a)                                                                   133,628
       3,670   GlaxoSmithKline PLC - ADR (United Kingdom)                                         110,577
       8,852   IMS Health, Inc.                                                                   110,827
       2,359   Johnson & Johnson                                                                  117,950
       2,278   Laboratory Corp. of America Holdings (a)                                           125,313
       3,273   Novartis AG - ADR (Switzerland)                                                    118,646
       2,675   Quest Diagnostics, Inc.                                                            122,595
       3,360   Universal Health Services, Inc. - Class B                                          123,749
----------------------------------------------------------------------------------------------------------
                                                                                                1,666,748
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 8.6%
       5,652   Avery Dennison Corp.                                                               113,888
       1,723   L-3 Communications Holdings, Inc.                                                  116,561
      16,187   Lan Airlines SA - ADR (Chile)                                                      133,543
       1,680   Lockheed Martin Corp.                                                              106,025
       2,861   Northrop Grumman Corp.                                                             106,887
       2,796   Raytheon Co.                                                                       111,756
       5,598   Republic Services, Inc.                                                            111,400
      14,268   RR Donnelley & Sons Co.                                                            111,148
       4,651   Waste Management, Inc.                                                             125,577
----------------------------------------------------------------------------------------------------------
                                                                                                1,036,785
----------------------------------------------------------------------------------------------------------

               MATERIALS - 2.7%
       5,763   E.I. Du Pont de Nemours & Co.                                                      108,114
      11,975   MeadWestvaco Corp.                                                                 111,847
       3,641   PPG Industries, Inc.                                                               113,089
----------------------------------------------------------------------------------------------------------
                                                                                                  333,050
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 9.4%
       5,452   AT&T, Inc.                                                                         129,594
       6,822   BCE, Inc. (Canada)                                                                 133,506
       6,353   Cellcom Israel Ltd. (Israel)                                                       127,060
       5,078   CenturyTel, Inc.                                                                   133,704
      16,401   Frontier Communications Corp.                                                      118,087
       8,216   NTT DoCoMo, Inc. - ADR (Japan)                                                     126,280
       8,511   Partner Communications - ADR (Israel)                                              122,644
       2,816   Philippine Long Distance Telephone Co. - ADR (Philippines)                         125,171
       4,396   Verizon Communications, Inc.                                                       125,418
----------------------------------------------------------------------------------------------------------
                                                                                                1,141,464
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 47

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

DEF | Claymore/Sabrient Defensive Equity Index ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               UTILITIES - 23.1%
       4,612   Alliant Energy Corp.                                                       $       106,676
       4,055   Ameren Corp.                                                                        96,428
       5,398   Atmos Energy Corp.                                                                 117,838
       3,327   Consolidated Edison, Inc.                                                          120,471
       3,728   Dominion Resources, Inc.                                                           112,511
       6,091   DPL, Inc.                                                                          122,429
       8,863   Duke Energy Corp.                                                                  119,385
       3,613   Empresa Nacional de Electricidad SA - ADR (Chile)                                  131,007
       9,027   Enersis SA - ADR (Chile)                                                           130,169
       1,882   Entergy Corp.                                                                      126,828
       2,601   FPL Group, Inc.                                                                    117,903
       6,811   Great Plains Energy, Inc.                                                           92,221
       6,159   Hawaiian Electric Industries, Inc.                                                  85,425
       5,504   Northeast Utilities                                                                120,593
       3,988   NSTAR                                                                              128,294
       7,488   Pepco Holdings, Inc.                                                               112,320
       3,503   PG&E Corp.                                                                         133,885
       3,996   Pinnacle West Capital Corp.                                                        104,935
       3,926   SCANA Corp.                                                                        118,290
       4,112   Southern Co.                                                                       124,635
       5,170   UGI Corp.                                                                          124,028
       5,223   Vectren Corp.                                                                      108,952
       3,048   Wisconsin Energy Corp.                                                             121,371
       7,262   Xcel Energy, Inc.                                                                  128,828
----------------------------------------------------------------------------------------------------------
                                                                                                2,805,422
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 92.3%
               (Cost $15,584,044)                                                              11,195,952
----------------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 6.3%

               ENERGY - 5.3%
       7,423   Energy Transfer Equity LP                                                          145,713
       3,949   Energy Transfer Partners LP                                                        142,993
       6,327   Enterprise GP Holdings LP                                                          123,819
       6,035   Enterprise Products Partners LP                                                    130,235
      16,640   Pengrowth Energy Trust (Canada)                                                     93,850
----------------------------------------------------------------------------------------------------------
                                                                                                  636,610
----------------------------------------------------------------------------------------------------------

               UTILITIES - 1.0%
       4,223   Amerigas Partners LP                                                               121,538
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS - 6.3%
               (Cost $1,106,323)                                                                  758,148
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INCOME TRUSTS - 0.9%

               ENERGY - 0.9%
       6,563   Enerplus Resources Fund (Canada)
               (Cost $251,332)                                                            $       110,455
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.5%
               (Cost $16,941,699)                                                              12,064,555
               Other Assets in excess of Liabilities - 0.5%                                        56,234
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $    12,120,789
==========================================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

SA - Corporation

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

48 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 95.9%

               CONSUMER DISCRETIONARY - 20.5%
       3,114   Advance Auto Parts, Inc.                                                   $       119,111
      12,018   Ameristar Casinos, Inc.                                                            118,257
       5,517   Brink's Home Security Holdings, Inc. (a)                                           115,691
       6,028   Comcast Corp. - Class A                                                             78,726
       1,856   DeVry, Inc.                                                                         96,419
       6,232   Dick's Sporting Goods, Inc. (a)                                                     76,965
       6,669   Discovery Communications, Inc. - Class A (a)                                       103,436
       6,453   Fossil, Inc. (a)                                                                    81,437
       7,032   Gap, Inc. (The)                                                                     75,875
       8,469   K-Swiss, Inc. - Class A                                                             84,351
       8,988   Lumber Liquidators, Inc. (a)                                                        86,105
       3,269   Marvel Entertainment, Inc. (a)                                                      84,536
       1,650   McDonald's Corp.                                                                    86,212
       8,829   MGM Mirage (a)                                                                      30,902
       3,939   NetFlix, Inc. (a)                                                                  142,355
       9,487   Regal Entertainment Group - Class A                                                 97,147
       9,603   Royal Caribbean Cruises Ltd. (Liberia)                                              57,618
      18,824   Sally Beauty Holdings, Inc. (a)                                                     72,849
         490   Strayer Education, Inc.                                                             83,177
----------------------------------------------------------------------------------------------------------
                                                                                                1,691,169
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 8.8%
       4,883   Central European Distribution Corp. (a)                                             32,570
       8,601   Chiquita Brands International, Inc. (a)                                             42,317
       1,838   Church & Dwight Co., Inc.                                                           89,915
       2,186   Coca-Cola Co. (The)                                                                 89,298
       3,585   Estee Lauder Cos., Inc. (The) - Class A                                             81,200
       4,155   Flowers Foods, Inc.                                                                 92,698
       2,780   Green Mountain Coffee Roasters, Inc. (a)                                           103,833
       1,597   Procter & Gamble Co.                                                                76,927
       1,874   Ralcorp Holdings, Inc. (a)                                                         113,564
----------------------------------------------------------------------------------------------------------
                                                                                                  722,322
----------------------------------------------------------------------------------------------------------

               ENERGY - 6.3%
       6,662   Arch Coal, Inc.                                                                     92,602
      17,381   ATP Oil & Gas Corp. (a)                                                             60,660
       5,381   Cameron International Corp. (a)                                                    103,746
      15,747   EXCO Resources, Inc. (a)                                                           143,455
      12,742   Patriot Coal Corp. (a)                                                              46,508
      14,434   Rosetta Resources, Inc. (a)                                                         73,469
----------------------------------------------------------------------------------------------------------
                                                                                                  520,440
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 16.6%
      14,480   American Equity Investment Life Holding Co.                                         55,603
      16,205   Anworth Mortgage Asset Corp. - REIT                                                 97,716
       9,346   Apartment Investment Management Co. - Class A - REIT                                48,786

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
       9,956   Apollo Investment Corp.                                                    $        41,118
      16,573   Ares Capital Corp.                                                                  59,663
       4,218   Assurant, Inc.                                                                      86,047
      17,262   Brandywine Realty Trust - REIT                                                      81,477
       3,380   Cincinnati Financial Corp.                                                          69,425
       7,060   Cousins Properties, Inc. - REIT                                                     50,197
       7,420   Delphi Financial Group, Inc. - Class A                                              80,433
       6,428   Employers Holdings, Inc.                                                            61,709
       2,382   Hancock Holding Co.                                                                 67,554
       2,496   Hanover Insurance Group, Inc. (The)                                                 87,784
       7,819   Inland Real Estate Corp. - REIT                                                     60,988
       7,152   Investors Bancorp, Inc. (a)                                                         51,208
       7,187   Macerich Co. (The) - REIT                                                           82,076
       4,178   Potlatch Corp. - REIT                                                               95,133
       1,707   RLI Corp.                                                                           83,609
       3,577   SL Green Realty Corp. - REIT                                                        41,565
       6,162   Unum Group                                                                          62,729
----------------------------------------------------------------------------------------------------------
                                                                                                1,364,820
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 11.3%
       1,716   Amgen, Inc. (a)                                                                     83,964
       2,426   Beckman Coulter, Inc.                                                              108,782
       5,606   Centene Corp. (a)                                                                   95,190
       5,862   Ensign Group, Inc. (The)                                                            77,554
       1,650   Express Scripts, Inc. (a)                                                           82,995
      52,599   Health Management Associates, Inc. - Class A (a)                                   113,088
       1,594   Laboratory Corp. of America Holdings (a)                                            87,686
       7,423   Medicis Pharmaceutical Corp. - Class A                                              83,731
       8,370   Noven Pharmaceuticals, Inc. (a)                                                     68,048
      10,476   Sun Healthcare Group, Inc. (a)                                                      93,655
       8,698   Viropharma, Inc. (a)                                                                36,097
----------------------------------------------------------------------------------------------------------
                                                                                                  930,790
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 11.7%
       1,201   Alliant Techsystems, Inc. (a)                                                       84,863
       5,848   Baldor Electric Co.                                                                 71,404
       5,720   Bucyrus International, Inc.                                                         71,042
      27,946   Cenveo, Inc. (a)                                                                    79,646
      10,705   Chart Industries, Inc. (a)                                                          68,726
       6,511   Consolidated Graphics, Inc. (a)                                                     87,833
       8,829   Deluxe Corp.                                                                        68,160
       4,899   EMCOR Group, Inc. (a)                                                               75,494
         745   First Solar, Inc. (a)                                                               78,776
       1,441   L-3 Communications Holdings, Inc.                                                   97,484
       1,843   Stericycle, Inc. (a)                                                                88,427
       5,796   WESCO International, Inc. (a)                                                       96,214
----------------------------------------------------------------------------------------------------------
                                                                                                  968,069
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 49

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

NFO | Claymore/Sabrient Insider ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 12.5%
       9,668   Checkpoint Systems, Inc. (a)                                               $        75,217
       8,521   Commvault Systems, Inc. (a)                                                         93,135
       3,231   Concur Technologies, Inc. (a)                                                       67,819
      15,820   Convergys Corp. (a)                                                                102,039
       7,402   Informatica Corp. (a)                                                               95,486
      22,779   Insight Enterprises, Inc. (a)                                                       59,909
      22,121   Intevac, Inc. (a)                                                                   86,493
       5,845   Juniper Networks, Inc. (a)                                                          83,057
       5,796   Micros Systems, Inc. (a)                                                            93,200
       2,864   Salesforce.com, Inc. (a)                                                            80,192
      26,789   Sapient Corp. (a)                                                                  102,602
      24,562   Tellabs, Inc. (a)                                                                   93,336
----------------------------------------------------------------------------------------------------------
                                                                                                1,032,485
----------------------------------------------------------------------------------------------------------

               MATERIALS - 2.9%
       1,981   CF Industries Holdings, Inc.                                                       127,438
      58,006   Domtar Corp. (a)                                                                    45,825
       5,246   Olympic Steel, Inc.                                                                 64,945
----------------------------------------------------------------------------------------------------------
                                                                                                  238,208
----------------------------------------------------------------------------------------------------------

               UTILITIES - 5.3%
       3,992   Black Hills Corp.                                                                   71,098
       2,193   FPL Group, Inc.                                                                     99,409
       3,425   IDACORP, Inc.                                                                       83,365
      11,138   NV Energy Inc                                                                      103,249
       3,608   Oneok, Inc.                                                                         80,603
----------------------------------------------------------------------------------------------------------
                                                                                                  437,724
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 95.9%
               (Cost $13,479,321)                                                               7,906,027
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 4.0%

               ENERGY - 4.0%
       2,157   Oneok Partners LP                                                          $        91,392
       2,284   Sunoco Logistics Partners LP                                                       125,597
      13,576   Targa Resources Partners LP                                                        114,853
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $393,790)                                                                    331,842
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.9%
               (Cost $13,873,111)                                                               8,237,869
               Other Assets in excess of Liabilities - 0.1%                                        10,261
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     8,248,130
==========================================================================================================

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

50 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 91.9%

               CONSUMER DISCRETIONARY - 13.6%
       2,590   Arbitron, Inc.                                                             $        33,515
       1,456   CKX, Inc. (a)                                                                        5,052
       3,175   Dolan Media Co. (a)                                                                 19,209
       1,108   Einstein Noah Restaurant Group, Inc. (a)                                             5,019
       7,207   Exide Technologies (a)                                                              23,495
       1,335   Federal Mogul Corp. (a)                                                              8,637
         296   Fisher Communications, Inc.                                                          2,910
       3,300   Hearst-Argyle Television, Inc.                                                       5,643
       2,369   Hillenbrand, Inc.                                                                   39,728
       1,697   Interactive Data Corp.                                                              38,386
       1,163   John Wiley & Sons, Inc. - Class A                                                   36,507
       3,662   Lennar Corp. - Class A                                                              24,462
       1,339   Marine Products Corp.                                                                5,048
         522   National Presto Industries, Inc.                                                    31,586
       1,220   Palm Harbor Homes, Inc. (a)                                                          3,099
         570   Pre-Paid Legal Services, Inc. (a)                                                   18,189
         965   RHI Entertainment, Inc. (a)                                                          2,625
         424   Steinway Musical Instruments (a)                                                     3,909
       1,426   Stoneridge, Inc. (a)                                                                 2,595
       1,870   Systemax, Inc.                                                                      17,354
         209   Weyco Group, Inc.                                                                    4,581
----------------------------------------------------------------------------------------------------------
                                                                                                  331,549
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 5.2%
         167   Alico, Inc.                                                                          4,339
         504   Calavo Growers, Inc.                                                                 5,977
       1,609   Female Health Co. (The) (a)                                                          5,261
       3,326   Heckmann Corp. (a)                                                                  16,530
       1,128   Medifast, Inc. (a)                                                                   5,189
         944   Nash Finch Co.                                                                      32,889
         738   National Beverage Corp. (a)                                                          6,037
       3,095   Revlon, Inc. - Class A (a)                                                           9,625
       1,505   Vector Group Ltd.                                                                   18,677
         254   Village Super Market, Inc. - Class A                                                 6,645
       1,795   Zhongpin, Inc. (a)                                                                  15,258
----------------------------------------------------------------------------------------------------------
                                                                                                  126,427
----------------------------------------------------------------------------------------------------------

               ENERGY - 5.0%
         855   Clayton Williams Energy, Inc. (a)                                                   21,426
       4,467   CVR Energy, Inc. (a)                                                                21,084
       1,110   Lufkin Industries, Inc.                                                             36,464
         284   Panhandle Oil and Gas, Inc. - Class A                                                4,649
       5,525   Vaalco Energy, Inc. (a)                                                             31,493
         833   Vanguard Natural Resources LLC                                                       7,664
----------------------------------------------------------------------------------------------------------
                                                                                                  122,780
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               FINANCIALS - 22.3%
       2,884   Acadia Realty Trust - REIT                                                 $        28,955
       1,297   Agree Realty Corp. - REIT                                                           15,058
         325   American Physicians Service Group, Inc.                                              6,728
       3,512   Apartment Investment & Management Co. - Class A - REIT                              18,333
       5,923   Brandywine Realty Trust - REIT                                                      27,957
       4,936   CBL & Associates Properties, Inc. - REIT                                            15,302
       1,145   CNA Surety Corp. (a)                                                                16,660
       3,504   CompuCredit Corp. (a)                                                                7,358
         380   Credit Acceptance Corp. (a)                                                          7,231
       9,439   DCT Industrial Trust, Inc. - REIT                                                   27,562
         810   Encore Capital Group, Inc. (a)                                                       3,216
       1,453   Entertainment Properties Trust - REIT                                               21,664
         963   First Merchants Corp.                                                                9,678
       6,083   Glimcher Realty Trust - REIT                                                         8,455
         767   Hallmark Financial Services (a)                                                      5,254
       5,473   Host Hotels & Resorts, Inc. - REIT                                                  20,250
       2,059   International Bancshares Corp.                                                      20,611
         938   Lakeland Financial Corp.                                                            16,368
       7,631   Lexington Realty Trust - REIT                                                       24,572
       2,221   LTC Properties, Inc. - REIT                                                         37,890
         849   Medallion Financial Corp.                                                            4,330
       2,600   National Retail Properties, Inc. - REIT                                             37,362
       1,528   NBT Bancorp, Inc.                                                                   30,025
         666   One Liberty Properties, Inc. - REIT                                                  1,938
       2,994   Ramco-Gershenson Properties Trust - REIT                                            15,449
       1,765   Resource Capital Corp. - REIT                                                        2,912
         507   Safety Insurance Group, Inc.                                                        15,854
       1,132   Sanders Morris Harris Group, Inc.                                                    4,822
         567   Santander BanCorp (Puerto Rico)                                                      5,001
         336   Sierra Bancorp                                                                       2,127
       1,807   SL Green Realty Corp. - REIT                                                        20,997
         305   Southside Bancshares, Inc.                                                           5,313
         613   Suffolk Bancorp                                                                     15,944
       7,033   Sunstone Hotel Investors, Inc. - REIT                                               15,402
       4,463   Trustco Bank Corp.                                                                  27,001
----------------------------------------------------------------------------------------------------------
                                                                                                  543,579
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 8.1%
       2,213   Albany Molecular Research, Inc. (a)                                                 19,187
         622   Bio-Rad Laboratories, Inc. - Class A (a)                                            34,645
       2,042   Capital Senior Living Corp. (a)                                                      5,922
       3,273   Caraco Pharmaceutical Laboratories Ltd. (a)                                         13,419
         905   Cardiac Science Corp. (a)                                                            3,294
         917   Corvel Corp. (a)                                                                    17,295
       5,974   eResearchTechnology, Inc. (a)                                                       28,974

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 51

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

STH | Claymore/Sabrient Stealth ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
         671   ICU Medical, Inc. (a)                                                      $        21,157
         638   Landauer, Inc.                                                                      31,906
       1,277   Matrixx Initiatives, Inc. (a)                                                       22,514
----------------------------------------------------------------------------------------------------------
                                                                                                  198,313
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 22.2%
       1,906   Aceto Corp.                                                                         11,493
         908   Ampco-Pittsburgh Corp.                                                               9,943
       2,148   Blount International, Inc. (a)                                                      15,745
       3,998   Cenveo, Inc. (a)                                                                    11,394
       2,171   Crane Co.                                                                           32,739
       1,714   Ennis, Inc.                                                                         14,021
       1,890   EnPro Industries, Inc. (a)                                                          31,091
       2,383   Federal Signal Corp.                                                                15,061
       3,498   Furmanite Corp. (a)                                                                 10,879
       1,668   Gardner Denver, Inc. (a)                                                            31,559
       1,657   Graham Corp.                                                                        13,587
       6,935   Hawaiian Holdings, Inc. (a)                                                         21,984
       5,494   Horizon Lines, Inc. - Class A                                                       18,680
       1,639   Joy Global, Inc.                                                                    28,617
       1,602   Kadant, Inc. (a)                                                                    14,514
         355   Key Technology, Inc. (a)                                                             3,543
         257   K-Tron International, Inc. (a)                                                      14,258
         526   LaBarge, Inc. (a)                                                                    2,919
       1,245   Lydall, Inc. (a)                                                                     3,486
       1,329   M&F Worldwide Corp. (a)                                                             13,994
         990   Michael Baker Corp. (a)                                                             31,690
       1,225   Nordson Corp.                                                                       30,503
       4,748   PRG-Schultz International, Inc. (a)                                                 17,852
       1,634   Republic Services, Inc.                                                             32,517
       2,381   Rollins, Inc.                                                                       37,620
       1,203   Standard Parking Corp. (a)                                                          19,573
         791   Standard Register Co. (The)                                                          3,828
         926   Thermadyne Holdings Corp. (a)                                                        1,806
       1,205   TransDigm Group, Inc. (a)                                                           42,585
       1,101   Waste Services, Inc. (a)                                                             4,789
----------------------------------------------------------------------------------------------------------
                                                                                                  542,270
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 10.9%
       1,517   Black Box Corp.                                                            $        30,097
         222   Cass Information Systems, Inc.                                                       5,730
       1,883   Coherent, Inc. (a)                                                                  28,810
       5,752   Compuware Corp. (a)                                                                 33,994
       3,515   CTS Corp.                                                                           11,072
       1,363   Gerber Scientific, Inc. (a)                                                          3,176
       2,000   Hackett Group, Inc. (The) (a)                                                        5,120
       3,160   i2 Technologies, Inc. (a)                                                           23,668
       3,202   Integral Systems, Inc. (a)                                                          29,234
       2,960   Methode Electronics, Inc.                                                           10,508
         259   NVE Corp. (a)                                                                        7,019
       2,011   Presstek, Inc. (a)                                                                   3,298
         712   Renaissance Learning, Inc.                                                           5,062
         450   Rimage Corp. (a)                                                                     5,756
         828   Rogers Corp. (a)                                                                    15,111
       1,033   Super Micro Computer, Inc. (a)                                                       4,679
       2,169   Tech Data Corp. (a)                                                                 37,502
       5,766   Technitrol, Inc.                                                                     7,438
----------------------------------------------------------------------------------------------------------
                                                                                                  267,274
----------------------------------------------------------------------------------------------------------

               MATERIALS - 2.0%
         864   Balchem Corp.                                                                       17,928
       4,278   Buckeye Technologies, Inc. (a)                                                       9,668
         420   GenTek, Inc. (a)                                                                     5,872
       2,269   Glatfelter                                                                          14,113
----------------------------------------------------------------------------------------------------------
                                                                                                   47,581
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 0.3%
         723   Otelco, Inc. - Income Deposit Security (b)                                           6,608
----------------------------------------------------------------------------------------------------------

               UTILITIES - 2.3%
         907   Central Vermont Public Service Corp.                                                18,684
       1,879   NorthWestern Corp.                                                                  38,501
----------------------------------------------------------------------------------------------------------
                                                                                                   57,185
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 91.9%
               (Cost $3,290,207)                                                                2,243,566
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

52 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

STH | Claymore/Sabrient Stealth ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               ROYALTY TRUSTS - 4.8%

               ENERGY - 4.3%
         532   BP Prudhoe Bay Royalty Trust                                               $        31,595
       2,390   Hugoton Royalty Trust                                                               23,733
       2,785   Permian Basin Royalty Trust                                                         26,875
       1,427   SAN Juan Basin Royalty Trust                                                        22,190
----------------------------------------------------------------------------------------------------------
                                                                                                  104,393
----------------------------------------------------------------------------------------------------------

               MATERIALS - 0.5%
       1,776   Mesabi Trust                                                                        12,627
----------------------------------------------------------------------------------------------------------
               TOTAL ROYALTY TRUSTS
               (Cost $238,331)                                                                    117,020
----------------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 2.5%

               ENERGY - 1.8%
       2,458   BreitBurn Energy Partners LP                                                        15,363
       1,117   Dorchester Minerals LP                                                              18,218
       1,817   Hiland Holdings GP LP                                                                5,033
         580   Penn Virginia GP Holdings LP                                                         6,026
----------------------------------------------------------------------------------------------------------
                                                                                                   44,640
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               FINANCIALS - 0.7%
         899   WP Carey & Co. LLC                                                         $        16,703
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $83,796)                                                                      61,343
----------------------------------------------------------------------------------------------------------

               EXCHANGE-TRADED FUNDS - 0.3%
         200   iShares S&P SmallCap 600 Index Fund
               (Cost $7,769)                                                                        6,848
----------------------------------------------------------------------------------------------------------

               INCOME TRUSTS - 0.2%
         598   MV Oil Trust                                                                         5,585
               (Cost $14,456)
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.7%
               (Cost $3,634,559)                                                                2,434,362
----------------------------------------------------------------------------------------------------------
               Other Assets in excess of Liabilities - 0.3%                                         7,442
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     2,441,804
==========================================================================================================

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)   Non-income producing security.

(b) Each share represents one share of Class A common stock and $7.50 principal amount of 13% senior subordinated notes due 2019.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 53

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 84.7%

               CONSUMER DISCRETIONARY - 4.6%
       1,389   Discovery Communications, Inc. - Class A (a)                               $        21,543
       1,497   Dish Network Corp. - Class A (a)                                                    16,841
         386   Genuine Parts Co.                                                                   10,862
       1,267   International Speedway Corp. - Class A                                              24,491
         982   Mattel, Inc.                                                                        11,627
         589   Tim Hortons, Inc.                                                                   13,900
----------------------------------------------------------------------------------------------------------
                                                                                                   99,264
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 4.5%
       1,073   Alberto-Culver Co.                                                                  23,756
         480   Estee Lauder Cos., Inc. (The) - Class A                                             10,872
       1,505   Fresh Del Monte Produce, Inc. (Cayman Islands) (a)                                  28,264
         594   McCormick & Co., Inc.                                                               18,622
         793   Pepsi Bottling Group, Inc.                                                          14,670
----------------------------------------------------------------------------------------------------------
                                                                                                   96,184
----------------------------------------------------------------------------------------------------------

               ENERGY - 3.3%
         679   CNX Gas Corp. (a)                                                                   14,809
       1,498   Encore Acquisition Co. (a)                                                          30,080
         983   FMC Technologies, Inc. (a)                                                          26,040
----------------------------------------------------------------------------------------------------------
                                                                                                   70,929
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 12.9%
         757   Allied World Assurance Co. Holdings Ltd. (Bermuda)                                  29,076
       1,107   American Financial Group, Inc.                                                      17,225
         274   Arch Capital Group, Ltd. (Bermuda) (a)                                              14,796
       1,010   Arthur J. Gallagher & Co.                                                           16,029
         652   Axis Capital Holdings Ltd. (Bermuda)                                                14,592
         594   BOK Financial Corp.                                                                 17,879
         591   Cincinnati Financial Corp.                                                          12,139
         491   Commerce Bancshares, Inc.                                                           17,052
         409   Credicorp Ltd. (Bermuda)                                                            14,933
         226   Everest Re Group Ltd. (Bermuda)                                                     14,719
         654   Hanover Insurance Group, Inc. (The)                                                 23,001
         564   Mercury General Corp.                                                               15,205
         445   RenaissanceRe Holdings, Ltd. (Bermuda)                                              20,038
         709   StanCorp Financial Group, Inc.                                                      12,755
         824   Unum Group                                                                           8,388
       1,159   Validus Holdings Ltd. (Bermuda)                                                     27,746
----------------------------------------------------------------------------------------------------------
                                                                                                  275,573
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 4.7%
       3,713   Allscripts-Misys Healthcare Solutions, Inc.                                         32,303
         441   AmerisourceBergen Corp.                                                             14,006
         682   Hospira, Inc. (a)                                                                   15,822
         396   Humana, Inc. (a)                                                                     9,373

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
         591   Teleflex, Inc.                                                             $        28,073
----------------------------------------------------------------------------------------------------------
                                                                                                   99,577
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 12.8%
         732   Aecom Technology Corp. (a)                                                          17,956
         713   Ametek, Inc.                                                                        18,866
       1,809   Armstrong World Industries, Inc.                                                    23,119
         848   Cintas Corp.                                                                        17,206
       1,222   Copa Holdings SA - Class A (Panama)                                                 32,297
         458   Dover Corp.                                                                         11,423
         641   Elbit Systems Ltd. (Israel)                                                         27,755
         817   Equifax, Inc.                                                                       17,566
         460   Flowserve Corp.                                                                     23,216
         489   Goodrich Corp.                                                                      16,205
         907   Hubbell, Inc. - Class B                                                             23,872
         962   Ingersoll-Rand Co. Ltd. - Class A (Bermuda)                                         13,641
         378   Rockwell Collins, Inc.                                                              11,794
       1,603   Timken Co.                                                                          19,525
----------------------------------------------------------------------------------------------------------
                                                                                                  274,441
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 23.4%
         401   Affiliated Computer Services, Inc. - Class A (a)                                    18,699
       1,102   Amdocs Ltd. (Guernsey) (a)                                                          18,459
         876   Ansys, Inc. (a)                                                                     17,669
         646   BMC Software, Inc. (a)                                                              19,141
       2,474   Broadridge Financial Solutions, Inc.                                                39,535
      13,257   Brocade Communications Systems, Inc. (a)                                            36,854
       4,868   Compuware Corp. (a)                                                                 28,770
       1,084   Diebold, Inc.                                                                       23,978
       1,336   Fidelity National Information Services, Inc.                                        23,380
         411   Fiserv, Inc. (a)                                                                    13,407
         443   Harris Corp.                                                                        16,515
         874   Hewitt Associates, Inc. - Class A (a)                                               25,783
         879   Lender Processing Services, Inc.                                                    23,021
       1,833   Metavante Technologies, Inc. (a)                                                    30,813
       1,992   NCR Corp. (a)                                                                       15,777
       2,442   Perot Systems Corp. - Class A (a)                                                   27,790
       2,988   Quest Software, Inc. (a)                                                            33,764
       1,528   Solera Holdings, Inc. (a)                                                           31,767
       1,660   Teradata Corp. (a)                                                                  25,664
       2,132   Western Digital Corp. (a)                                                           29,123
----------------------------------------------------------------------------------------------------------
                                                                                                  499,909
----------------------------------------------------------------------------------------------------------

               MATERIALS - 6.4%
         585   Airgas, Inc.                                                                        18,012
         470   Ball Corp.                                                                          18,936
       1,136   Crown Holdings, Inc. (a)                                                            23,947

See notes to financial statements.

54 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MATERIALS (CONTINUED)
         496   FMC Corp.                                                                  $        20,053
         724   Lubrizol Corp.                                                                      19,903
         702   Owens-Illinois, Inc. (a)                                                            10,825
       2,414   RPM International, Inc.                                                             26,168
----------------------------------------------------------------------------------------------------------
                                                                                                  137,844
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS SERVICES - 1.5%
         495   US Cellular Corp. (a)                                                               17,028
       2,124   Windstream Corp.                                                                    15,845
----------------------------------------------------------------------------------------------------------
                                                                                                   32,873
----------------------------------------------------------------------------------------------------------

               UTILITIES - 10.6%
         856   AGL Resources, Inc.                                                                 23,745
       1,190   Atmos Energy Corp.                                                                  25,978
       1,465   Centerpoint Energy, Inc.                                                            15,119
         427   DTE Energy Co.                                                                      11,431
       1,400   Great Plains Energy, Inc.                                                           18,956
         920   MDU Resources Group, Inc.                                                           13,929
         858   Northeast Utilities                                                                 18,799
         799   Oneok, Inc.                                                                         17,850
         535   SCANA Corp.                                                                         16,120
       1,025   UGI Corp.                                                                           24,590
       1,139   Vectren Corp.                                                                       23,760
         407   Wisconsin Energy Corp.                                                              16,207
----------------------------------------------------------------------------------------------------------
                                                                                                  226,484
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK - 84.7%
               (Cost $2,412,038)                                                                1,813,078
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 15.0%

               ENERGY - 15.0%
       1,534   AllianceBernstein Holding LP                                               $        18,669
       1,175   Amerigas Partners LP                                                                33,817
       1,273   Boardwalk Pipeline Partners LP                                                      26,860
       1,037   Buckeye Partners LP                                                                 40,962
       2,373   El Paso Pipeline Partners LP                                                        41,836
         567   Kinder Morgan Management LLC (a)                                                    23,655
         653   NuStar Energy LP                                                                    30,129
         404   ONEOK Partners LP                                                                   17,117
       1,177   Suburban Propane Partners LP                                                        42,501
         819   Sunoco Logistics Partners LP                                                        45,037
----------------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS - 15.0%                                          320,583
               (Cost $322,663)
----------------------------------------------------------------------------------------------------------
               EXCHANGE - TRADED FUNDS - 0.2%
         110   iShares Russell Midcap Index Fund
               (Cost $5,841)                                                                        5,498
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.9%
               (Cost $2,740,542)                                                                2,139,159
               Other Assets in excess of Liabilities - 0.1%                                         1,273
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $     2,140,432
==========================================================================================================

LP - Limited Partnership

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 55

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 70.3%

               CONSUMER DISCRETIONARY - 12.1%
      17,366   Barnes & Noble, Inc.                                                       $       311,546
      41,272   Brinker International, Inc.                                                        453,992
       7,054   Cracker Barrel Old Country Store, Inc.                                             157,868
      19,843   Ethan Allen Interiors, Inc.                                                        189,302
      40,719   Foot Locker, Inc.                                                                  338,375
      10,875   Fortune Brands, Inc.                                                               258,281
      38,383   International Game Technology                                                      338,538
      28,156   Leggett & Platt, Inc.                                                              321,823
       8,449   Meredith Corp.                                                                     108,570
      30,768   Newell Rubbermaid, Inc.                                                            173,839
       9,733   NutriSystem, Inc.                                                                  125,556
      50,282   OfficeMax, Inc.                                                                    192,077
      10,039   Polaris Industries, Inc.                                                           184,818
      13,733   Signet Jewelers Ltd. (Bermuda)                                                     101,624
         751   Thomson Reuters PLC, ADR (United Kingdom)                                           93,357
       7,862   VF Corp.                                                                           408,038
      11,724   World Wrestling Entertainment, Inc.                                                113,723
----------------------------------------------------------------------------------------------------------
                                                                                                3,871,327
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 4.2%
      25,563   Altria Group, Inc.                                                                 394,693
       6,801   Lorillard, Inc.                                                                    397,450
       9,750   Philip Morris International, Inc.                                                  326,333
       4,265   Universal Corp./VA                                                                 122,576
       9,495   Vector Group Ltd.                                                                  117,833
----------------------------------------------------------------------------------------------------------
                                                                                                1,358,885
----------------------------------------------------------------------------------------------------------

               ENERGY - 5.7%
       8,116   Atlas Energy Resources LLC                                                         108,186
       8,443   BP PLC, ADR (United Kingdom)                                                       323,873
       9,169   Knightsbridge Tankers Ltd. (Bermuda)                                               120,756
       7,396   Overseas Shipholding Group, Inc.                                                   190,225
      32,911   Patterson-UTI Energy, Inc.                                                         282,705
      11,467   Ship Finance International Ltd. (Bermuda)                                           97,814
      19,946   Southern Union Co.                                                                 267,476
      25,281   Spectra Energy Corp.                                                               328,653
       6,772   Tsakos Energy Navigation Ltd. (Bermuda)                                            113,228
----------------------------------------------------------------------------------------------------------
                                                                                                1,832,916
----------------------------------------------------------------------------------------------------------

               FINANCIALS - 19.8%
      33,530   Allianz SE, ADR (Germany)                                                          221,969
      16,157   Allstate Corp.                                                                     271,922
      28,606   Annaly Capital Management, Inc. - REIT                                             397,623

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
      40,500   Apartment Investment & Management Co. - REIT                               $       211,410
      21,739   AXA SA, ADR (France)                                                               197,390
      13,716   BB&T Corp.                                                                         221,239
      15,530   Camden Property Trust - REIT                                                       291,809
      11,888   Capital One Financial Corp.                                                        143,250
      19,278   Colonial Properties Trust - REIT                                                    73,449
      16,323   Cousins Properties, Inc. - REIT                                                    116,056
      13,883   Credit Suisse Group AG, ADR (Switzerland)                                          335,413
      39,243   DCT Industrial Trust, Inc. - REIT                                                  114,590
       9,076   Entertainment Properties Trust -REIT                                               135,323
      14,034   Extra Space Storage, Inc. - REIT                                                    87,993
      13,806   Federated Investors, Inc.                                                          260,381
      47,674   Frontier Financial Corp.                                                            73,895
      16,003   Horace Mann Educators Corp.                                                        123,063
      27,932   Lloyds Banking Group PLC, ADR (United Kingdom)                                      90,779
      30,540   Macerich Co. - REIT                                                                348,767
      19,986   Mack-Cali Realty Corp. - REIT                                                      341,361
      23,927   Manulife Financial Corp. (Canada)                                                  242,859
      25,988   MFA Financial, Inc. - REIT                                                         149,171
       8,865   National Penn Bancshares, Inc.                                                      65,690
      22,352   National Retail Properties, Inc. - REIT                                            321,198
      17,265   NYSE Euronext                                                                      291,433
      27,435   Och-Ziff Capital Management Group LLC                                              141,565
      25,785   Senior Housing Properties Trust - REIT                                             325,407
       3,067   Sovran Self Storage, Inc. - REIT                                                    64,959
      13,573   Sun Life Financial, Inc. (Canada)                                                  211,332
      26,017   Weingarten Realty Investors - REIT                                                 293,732
      14,228   Wells Fargo & Co.                                                                  172,159
----------------------------------------------------------------------------------------------------------
                                                                                                6,337,187
----------------------------------------------------------------------------------------------------------

               HEALTH CARE - 1.1%
      12,037   Eli Lilly & Co.                                                                    353,647
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 5.1%
      10,602   Alexander & Baldwin, Inc.                                                          199,212
       8,812   Avery Dennison Corp.                                                               177,562
      16,629   Baldor Electric Co.                                                                203,040
      10,183   Barnes Group, Inc.                                                                  94,906
      12,960   Deluxe Corp.                                                                       100,051
      10,213   HNI Corp.                                                                          100,189
      12,661   Knoll, Inc.                                                                         83,563
      14,071   Pacer International, Inc.                                                           41,228
      11,090   Pitney Bowes, Inc.                                                                 213,926
      21,370   RR Donnelley & Sons Co.                                                            166,472
       6,966   Watsco, Inc.                                                                       239,143
----------------------------------------------------------------------------------------------------------
                                                                                                1,619,292
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

56 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 4.5%
      68,057   AU Optronics Corp., ADR (Taiwan)                                           $       489,330
      10,003   Cognex Corp.                                                                       110,033
      41,649   Jabil Circuit, Inc.                                                                172,427
      22,154   Maxim Integrated Products, Inc.                                                    268,063
      22,220   Microchip Technology, Inc.                                                         417,070
----------------------------------------------------------------------------------------------------------
                                                                                                1,456,923
----------------------------------------------------------------------------------------------------------

               MATERIALS - 6.1%
      22,160   Dow Chemical Co.                                                                   158,666
      12,493   Eastman Chemical Co.                                                               256,606
      16,403   EI Du Pont de Nemours & Co.                                                        307,720
       6,366   Koppers Holdings, Inc.                                                              85,050
      12,826   Methanex Corp. (Canada)                                                             93,886
      16,730   Olin Corp.                                                                         174,661
       9,359   PPG Industries, Inc.                                                               290,691
      22,856   RPM International, Inc.                                                            247,759
      23,610   Ternium SA, ADR (Luxembourg)                                                       155,118
      20,635   Worthington Industries, Inc.                                                       169,207
----------------------------------------------------------------------------------------------------------
                                                                                                1,939,364
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS - 5.8%
      14,393   AT&T, Inc.                                                                         342,121
       5,887   Cellcom Israel Ltd. (Israel)                                                       117,740
      10,317   CenturyTel, Inc.                                                                   271,647
      29,916   Deutsche Telekom AG, ADR (Germany)                                                 358,693
       8,957   France Telecom SA, ADR (France)                                                    201,085
       5,998   Telecom Italia SpA, ADR (Italy)                                                     72,336
       4,741   TELUS Corp. (Canada)                                                               120,184
      20,994   Vodafone Group PLC, ADR (United Kingdom)                                           372,643
----------------------------------------------------------------------------------------------------------
                                                                                                1,856,449
----------------------------------------------------------------------------------------------------------

               UTILITIES - 5.9%
      13,137   American Electric Power Co., Inc.                                                  368,493
      21,194   Centerpoint Energy, Inc.                                                           218,722
       3,784   CPFL Energia SA, ADR (Brazil)                                                      148,333
      26,418   Duke Energy Corp.                                                                  355,850
       8,683   Huaneng Power International, Inc., ADR (China)                                     225,671
      10,346   OGE Energy Corp.                                                                   226,784
       9,340   Oneok, Inc.                                                                        208,656
       7,447   Portland General Electric Co.                                                      122,280
----------------------------------------------------------------------------------------------------------
                                                                                                1,874,789
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 70.3%
               (Cost $31,754,481)                                                              22,500,779
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 13.5%

               ENERGY - 13.5%
      11,508   Boardwalk Pipeline Partners LP                                             $       242,819
       7,320   Buckeye Partners LP                                                                289,140
      13,064   Enbridge Energy Partners LP                                                        371,932
      19,750   Energy Transfer Equity LP                                                          387,692
       9,299   Energy Transfer Partners LP                                                        336,717
      12,182   Enterprise Products Partners LP                                                    262,888
       9,186   Magellan Midstream Partners LP                                                     292,115
      31,516   MarkWest Energy Partners LP                                                        339,112
       7,248   NuStar Energy LP                                                                   334,423
      16,371   NuStar GP Holdings LLC                                                             310,230
      35,618   Pengrowth Energy Trust (Canada)                                                    200,885
      68,361   Targa Resources Partners LP                                                        578,334
      34,480   Williams Partners LP                                                               377,556
----------------------------------------------------------------------------------------------------------
               (Cost $5,224,084)                                                                4,323,843
----------------------------------------------------------------------------------------------------------

               CLOSED-END FUNDS - 9.5%
      13,295   BlackRock Corporate High Yield Fund VI, Inc.                                        83,758
      25,639   BlackRock International Growth and Income Trust                                    194,600
      15,556   BlackRock Preferred and Equity Advantage Trust                                      91,158
      14,028   BlackRock Preferred Income Strategies Fund, Inc.                                    75,751
      35,783   Eaton Vance Tax-Managed Diversified Equity Income Fund                             334,571
      32,009   Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund                        284,240
      40,607   Eaton Vance Tax-Managed Global Diversified Equity Income Fund                      334,602
      12,782   Evergreen Global Dividend Opportunity Fund                                         106,346
      21,191   Evergreen Income Advantage Fund                                                    132,444
      19,064   Highland Credit Strategies Fund                                                     96,273
      26,497   ING Global Equity Dividend & Premium Opportunity Fund                              215,686
       4,988   John Hancock Bank and Thrift Opportunity Fund                                       47,286
      12,157   Kayne Anderson Energy Total Return Fund                                            164,119
      37,210   Liberty All Star Equity Fund                                                        97,118
      31,534   Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.                           293,582
      26,505   Nuveen Multi-Strategy Income and Growth Fund                                       100,719
      25,530   Nuveen Quality Preferred Income Fund II                                             97,014
      27,444   Van Kampen Dynamic Credit Opportunities Fund                                       190,736
      21,409   Western Asset High Income Fund II, Inc.                                            109,400
----------------------------------------------------------------------------------------------------------
               (Cost $3,688,513)                                                                3,049,403
----------------------------------------------------------------------------------------------------------

               PREFERRED STOCKS - 3.3%

               FINANCIALS - 2.5%
       4,813   Aspen Insurance Holdings Ltd.,7.401%,01/01/17 (Bermuda) (a)                         64,976
       1,053   Bank of America Corp., Ser. L,7.25%,12/31/49                                       379,080
      46,522   Barclays Bank PLC, Ser.2,6.625%,09/15/11 (United Kingdom)                          290,762
       6,877   Deutsche Bank Contingent Capital Trust III,7.60%,02/20/18                           67,120
----------------------------------------------------------------------------------------------------------
                                                                                                  801,938
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 57

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               ENERGY - 0.8%
       8,752   Bristow Group, Inc.,5.50%,09/15/09                                         $       251,795
----------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
               (Cost $1,583,095)                                                                1,053,733
 ----------------------------------------------------------------------------------------------------------

               INCOME TRUSTS - 2.2%

               ENERGY - 2.2%
      19,499   Enerplus Resources Fund (Canada)                                                   328,168
      31,012   Penn West Energy Trust (Canada)                                                    273,836
      38,090   Precision Drilling Trust (Canada)                                                  105,129
----------------------------------------------------------------------------------------------------------
               (Cost $1,646,611)                                                                  707,133
----------------------------------------------------------------------------------------------------------

               ROYALTY TRUSTS - 0.7%

               ENERGY - 0.7%
       3,842   BP Prudhoe Bay Royalty Trust
               (Cost $333,927)                                                                    228,176
----------------------------------------------------------------------------------------------------------

               EXCHANGE-TRADED FUNDS - 0.2%
         870   SPDR Trust Series 1
               (Cost $65,955)                                                                      64,319
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.7%
               (Cost $44,296,666)                                                              31,927,386
               Other Assets in excess of Liabilities - 0.3%                                       107,398
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $    32,034,784
==========================================================================================================

ADR - American Depositary Receipt

AG -Stock Corporation

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SpA - Limited Share Company

(a)   Floating rate security. The rate shown is as of February 28, 2009.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

58 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 90.9%

               CONSUMER DISCRETIONARY - 16.2%
       7,254   Advance Auto Parts, Inc.                                                   $       277,465
         452   Apollo Group, Inc. (a)                                                              32,770
       1,143   AutoZone, Inc. (a)                                                                 162,569
      15,647   Burger King Holdings, Inc.                                                         336,254
      16,527   Comcast Corp.                                                                      215,843
         428   DeVry, Inc.                                                                         22,235
         238   Dollar Tree, Inc. (a)                                                                9,239
       9,445   DreamWorks Animation SKG, Inc. (a)                                                 182,194
         755   Family Dollar Stores, Inc.                                                          20,717
       4,199   Genuine Parts Co.                                                                  118,160
       4,377   H&R Block, Inc.                                                                     83,601
       2,898   Hasbro, Inc.                                                                        66,335
      13,201   Home Depot, Inc.                                                                   275,769
          54   ITT Educational Services, Inc. (a)                                                   6,129
      14,815   Lowe's Cos., Inc.                                                                  234,670
       1,283   Marvel Entertainment, Inc. (a)                                                      33,178
       1,277   McDonald's Corp.                                                                    66,723
       4,527   O'Reilly Automotive, Inc. (a)                                                      151,021
      23,222   PetSmart, Inc.                                                                     465,369
       5,184   Ross Stores, Inc.                                                                  153,032
      29,191   Staples, Inc.                                                                      465,596
          69   Strayer Education, Inc.                                                             11,713
      29,961   Time Warner Cable, Inc. (a)                                                        546,189
      16,448   Yum! Brands, Inc.                                                                  432,253
----------------------------------------------------------------------------------------------------------
                                                                                                4,369,024
----------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 5.0%
       1,741   BJ's Wholesale Club, Inc. (a)                                                       52,021
       7,592   Costco Wholesale Corp.                                                             321,445
       7,203   Delhaize Group, ADR (Belgium)                                                      419,503
       2,070   Kroger Co.                                                                          42,787
      24,732   Safeway, Inc.                                                                      457,542
       1,153   Wal-Mart Stores, Inc.                                                               56,774
----------------------------------------------------------------------------------------------------------
                                                                                                1,350,072
----------------------------------------------------------------------------------------------------------

               ENERGY - 2.3%
       3,098   Chevron Corp.                                                                      188,080
       4,792   Concho Resources, Inc. (a)                                                          95,600
       2,621   Exxon Mobil Corp.                                                                  177,966
       9,222   PetroHawk Energy Corp. (a)                                                         156,958
----------------------------------------------------------------------------------------------------------
                                                                                                  618,604
----------------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               HEALTH CARE - 4.2%
      16,904   AmerisourceBergen Corp.                                                    $       536,871
       2,441   Express Scripts, Inc. (a)                                                          122,782
       1,792   Omnicare, Inc.                                                                      46,467
       2,769   Perrigo Co.                                                                         55,629
       7,558   Teleflex, Inc.                                                                     359,005
----------------------------------------------------------------------------------------------------------
                                                                                                1,120,754
----------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 22.6%
       3,396   Aecom Technology Corp. (a)                                                          83,304
       5,984   Alliant Techsystems, Inc. (a)                                                      422,829
       3,948   Burlington Northern Santa Fe Corp.                                                 232,024
       2,078   CH Robinson Worldwide, Inc.                                                         85,988
      17,184   CSX Corp.                                                                          424,101
      12,880   Donaldson Co., Inc.                                                                314,401
       2,839   Dun & Bradstreet Corp.                                                             210,001
      24,045   Equifax, Inc.                                                                      516,967
      10,631   Expeditors International of Washington, Inc.                                       292,884
       7,347   Lockheed Martin Corp.                                                              463,669
       3,907   Norfolk Southern Corp.                                                             123,930
      11,616   Raytheon Co.                                                                       464,292
      20,297   Republic Services, Inc.                                                            403,910
      25,603   Robert Half International, Inc.                                                    393,518
       9,588   Union Pacific Corp.                                                                359,742
       7,587   United Parcel Service, Inc.                                                        312,433
       4,268   URS Corp. (a)                                                                      131,967
       6,299   Waste Connections, Inc. (a)                                                        150,168
      12,085   Watson Wyatt Worldwide, Inc.                                                       593,494
       1,892   WW Grainger, Inc.                                                                  125,175
----------------------------------------------------------------------------------------------------------
                                                                                                6,104,797
----------------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 29.9%
       8,661   Accenture Ltd. (Bermuda)                                                           252,815
      37,479   Activision Blizzard, Inc. (a)                                                      375,914
      10,300   Affiliated Computer Services, Inc. (a)                                             480,289
       7,280   Alliance Data Systems Corp. (a)                                                    215,488
      19,379   Altera Corp.                                                                       297,080
      19,470   ANSYS, Inc. (a)                                                                    392,710
       2,400   Automatic Data Processing, Inc.                                                     81,960
      19,994   BMC Software, Inc. (a)                                                             592,422
      26,128   Broadcom Corp. (a)                                                                 429,806
       9,444   Check Point Software Technologies (a) (Israel)                                     207,485
      18,812   Citrix Systems, Inc. (a)                                                           387,151
      13,175   Factset Research Systems, Inc.                                                     507,764
       2,269   FLIR Systems, Inc. (a)                                                              46,310

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 59

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF (continued)

      NUMBER
   OF SHARES   DESCRIPTION                                                                          VALUE
----------------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
       6,989   Global Payments, Inc.                                                      $       214,423
      16,543   Intuit, Inc. (a)                                                                   377,015
      17,964   Lexmark International, Inc. (a)                                                    307,903
       3,938   Mastercard, Inc.                                                                   622,322
       6,629   McAfee, Inc. (a)                                                                   185,281
      29,378   Metavante Technologies, Inc. (a)                                                   493,844
       5,470   Mettler-Toledo International, Inc. (a)                                             291,606
      18,826   Oracle Corp. (a)                                                                   292,556
       9,668   Paychex, Inc.                                                                      213,276
       9,697   SAIC, Inc. (a)                                                                     183,370
       8,247   Sybase, Inc. (a)                                                                   224,153
      29,047   Trimble Navigation Ltd. (a)                                                        409,563
----------------------------------------------------------------------------------------------------------
                                                                                                8,082,506
----------------------------------------------------------------------------------------------------------

               MATERIALS - 7.9%
       7,476   AptarGroup, Inc.                                                                   209,777
       9,702   Ball Corp.                                                                         390,894
       3,149   Bemis Co., Inc.                                                                     58,477
       2,209   Compass Minerals International, Inc.                                               115,354
      11,623   Ecolab, Inc.                                                                       369,379
      12,252   FMC Corp.                                                                          495,348
       4,793   Pactiv Corp. (a)                                                                    75,873
      12,030   Sigma-Aldrich Corp.                                                                429,471
----------------------------------------------------------------------------------------------------------
                                                                                                2,144,573
----------------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 2.8%
      14,683   AT&T, Inc.                                                                         349,015
      14,393   MetroPCS Communications, Inc. (a)                                                  208,698
       7,332   Verizon Communications, Inc.                                                       209,182
----------------------------------------------------------------------------------------------------------
                                                                                                  766,895
----------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 90.9%
               (Cost $29,896,568)                                                              24,557,225
----------------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 9.0%

               ENERGY- 9.0%
      14,570   Boardwalk Pipeline Partners LP                                                     307,427
       7,950   Kinder Morgan Energy Partners LP                                                   366,574
      12,001   Kinder Morgan Management LLC                                                       500,682
      15,167   NuStar Energy LP                                                                   699,805
      13,124   ONEOK Partners LP                                                                  556,064
----------------------------------------------------------------------------------------------------------
               (Cost $2,533,579)                                                                2,430,552
----------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.9%
               (Cost $32,430,147)                                                              26,987,777
               Other Assets in excess of Liabilities - 0.1%                                        16,383
----------------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                        $    27,004,160
==========================================================================================================

ADR - American Depositary Receipt

LLC - Limited Liability Corp.

LP - Limited Partnership

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

60 | SemiAnnual Report | February 28, 2009

                      This Page Intentionally Left Blank.

                                      SemiAnnual Report | February 28, 2009 | 61

Claymore Exchange-Traded Fund Trust

Statement of ASSETS AND LIABILITIES | FEBRUARY 28, 2009 (unaudited)

                                                                                       CLAYMORE/
                                                                                           GREAT
                                                      CLAYMORE/                        COMPANIES       CLAYMORE/
                                                            BNY        CLAYMORE/       LARGE-CAP      OCEAN TOMO         CLAYMORE/
                                                         MELLON            CLEAR          GROWTH          GROWTH        OCEAN TOMO
                                                       BRIC ETF     SPIN-OFF ETF       INDEX ETF       INDEX ETF        PATENT ETF
                                                          (EEB)            (CSD)           (XGC)           (OTR)             (OTP)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value         $    305,175,896  $     5,154,749  $    2,641,573  $    1,475,384  $      4,460,765
   Cash                                                  24,824            4,686          32,506          24,771             2,411
   Receivables:
     Dividends                                        2,174,714           11,050           5,691           5,131            29,975
     Investments sold                                 4,218,728            2,049               -               -                 -
   Due from Adviser                                           -           78,482          61,416          60,636            90,071
   Other assets                                           7,053              187             150             143               826
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                     311,601,215        5,251,203       2,741,336       1,566,065         4,584,048
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                             -                -               -               -                 -
   Payables:
     Fund shares redeemed                             4,219,008                -               -               -                 -
     Investments purchased                               10,956                -               -               -                 -
     Administration fee payable                           6,165                -               -               -                 -
   Accrued advisory fees                                121,145                -               -               -                 -
   Accrued expenses                                     288,719           92,337          93,734          90,952            96,744
   Accrued merger costs                                       -                -               -               -                 -
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                  4,645,993           92,337          93,734          90,952            96,744
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $    306,955,222  $     5,158,866  $    2,647,602  $    1,475,113  $      4,487,304
===================================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                             $    902,697,778  $    21,762,035  $    6,838,430  $    2,717,409  $      8,891,371
   Accumulated undistributed net
   investment income (loss)                           1,758,381           18,404           4,757           3,738            31,029
   Accumulated net realized gain (loss)on
   investments                                     (168,229,542)     (12,944,032)     (1,603,947)       (634,772)       (1,517,504)
   Net unrealized appreciation
   (depreciation) on investments                   (429,271,395)      (3,677,541)     (2,591,638)       (611,262)       (2,917,592)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $    306,955,222  $     5,158,866  $    2,647,602  $    1,475,113  $      4,487,304
===================================================================================================================================
   Shares outstanding ($0.01 par value
   with unlimited amount authorized)                 14,550,800          500,000         250,000         100,000           300,000
-----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value                             $          21.10  $         10.32  $        10.59  $        14.75  $          14.96
===================================================================================================================================
   Investments in securities, at cost          $    734,447,291  $     8,832,290  $    5,233,211  $    2,086,646  $      7,378,357
===================================================================================================================================

See notes to financial statements.

62 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust

                                                                       CLAYMORE/
                                                      CLAYMORE/         SABRIENT                                         CLAYMORE/
                                                        RAYMOND        DEFENSIVE       CLAYMORE/       CLAYMORE/             ZACKS
                                                     JAMES SB-1           EQUITY        SABRIENT        SABRIENT           MID-CAP
                                                     EQUITY ETF        INDEX ETF     INSIDER ETF     STEALTH ETF          CORE ETF
                                                          (RYJ)            (DEF)           (NFO)           (STH)             (CZA)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value         $     28,841,438  $    12,064,555  $    8,237,869  $    2,434,362  $      2,139,159
   Cash                                                  74,437           12,061          11,179               -            20,071
   Receivables:
     Dividends                                           28,138           58,957          18,546           6,178             4,618
     Investments sold                                 1,492,778                -               -               -                 -
   Due from Adviser                                           -           87,962          76,895         104,411            60,458
   Other assets                                               -              178           1,364             156               368
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                      30,436,791       12,223,713       8,345,853       2,545,107         2,224,674
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                             -                -               -             391                 -
   Payables:
     Fund shares redeemed                                     -                -               -               -                 -
     Investments purchased                            1,584,621                -               -               -                 -
     Administration fee payable                               -                -               -               -                 -
   Accrued advisory fees                                 18,239                -               -               -                 -
   Accrued expenses                                           -          102,924          97,723         102,912            84,242
   Accrued merger costs                                  93,297                -               -               -                 -
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                  1,696,157          102,924          97,723         103,303            84,242
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $     28,740,634  $    12,120,789  $    8,248,130  $    2,441,804  $      2,140,432
===================================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                             $     94,441,885  $    23,021,889  $   26,201,430  $   13,780,101  $      4,675,663
   Accumulated undistributed net investment
   income (loss)                                         10,075           90,819          47,644          15,818             3,937
   Accumulated net realized gain (loss)on
   investments                                      (52,415,505)      (6,114,775)    (12,365,702)    (10,153,918)       (1,937,785)
   Net unrealized appreciation (depreciation)
   on investments                                   (13,295,821)      (4,877,144)     (5,635,242)     (1,200,197)         (601,383)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $     28,740,634  $    12,120,789  $    8,248,130  $    2,441,804  $      2,140,432
===================================================================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                       3,172,822          800,000         600,800         250,800           150,000
-----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value                             $           9.06  $         15.15  $        13.73  $         9.74  $          14.27
===================================================================================================================================
   Investments in securities, at cost          $     42,137,259  $    16,941,699  $   13,873,111  $    3,634,559  $      2,740,542
===================================================================================================================================

                                                      CLAYMORE/
                                                          ZACKS        CLAYMORE/
                                                    MULTI-ASSET            ZACKS
                                                         INCOME           SECTOR
                                                      INDEX ETF     ROTATION ETF
                                                          (CVY)            (XRO)
---------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value         $     31,927,386  $    26,987,777
   Cash                                                      22          128,441
   Receivables:
     Dividends                                          171,731           35,896
     Investments sold                                    64,807                -
   Due from Adviser                                           -                -
   Other assets                                           7,295            1,698
---------------------------------------------------------------------------------
   Total assets                                      32,171,241       27,153,812
---------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                             -                -
   Payables:
     Fund shares redeemed                                     -                -
     Investments purchased                                    -                -
     Administration fee payable                             727              628
   Accrued advisory fees                                  3,999           22,640
   Accrued expenses                                     131,731          126,384
   Accrued merger costs                                       -                -
---------------------------------------------------------------------------------
   Total liabilities                                    136,457          149,652
---------------------------------------------------------------------------------
NET ASSETS                                     $     32,034,784  $    27,004,160
=================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                             $     83,439,717  $    89,990,306
   Accumulated undistributed net investment
   income (loss)                                       (306,234)        (188,796)
   Accumulated net realized gain (loss)on
   investments                                      (38,729,419)     (57,354,980)
   Net unrealized appreciation (depreciation)
   on investments                                   (12,369,280)      (5,442,370)
---------------------------------------------------------------------------------
NET ASSETS                                     $     32,034,784  $    27,004,160
=================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                       3,200,800        1,850,800
---------------------------------------------------------------------------------
   Net Asset Value                             $          10.01  $         14.59
=================================================================================
   Investments in securities, at cost          $     44,296,666  $    32,430,147
=================================================================================

See notes to financial statements.

                                     SemiAnnual Report | February 28, 2009 |  63

Claymore Exchange-Traded Fund Trust

Statement of OPERATIONS|FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited)

                                                                                  CLAYMORE/GREAT
                                                      CLAYMORE/                        COMPANIES       CLAYMORE/
                                                            BNY        CLAYMORE/       LARGE-CAP      OCEAN TOMO         CLAYMORE/
                                                         MELLON            CLEAR          GROWTH          GROWTH        OCEAN TOMO
                                                       BRIC ETF     SPIN-OFF ETF       INDEX ETF       INDEX ETF        PATENT ETF
                                                          (EEB)            (CSD)           (XGC)           (OTR)             (OTP)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                             $      8,051,794  $        94,363  $       37,779  $       12,186  $         90,262
   Return of capital distributions received                   -          (10,802)              -               -                 -
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                8,051,794           83,561          37,779          12,186            90,262
   Net securities lending income                          3,416              477               -               -                 -
   Other income                                               -                -               -               -                 -
   Foreign taxes withheld                              (191,173)               -            (759)              -            (1,229)
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                            7,864,037           84,038          37,020          12,186            89,033
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                       1,047,616           20,933           9,956           4,408            15,575
   Administration fee                                    48,462            1,151             548             242               857
   Custodian fee                                         95,145           21,618          19,543          19,364            23,873
   Licensing fee                                         83,809            4,187           1,991             882             3,115
   Listing fee and expenses                               1,000            1,000           1,000           1,000             1,000
   Miscellaneous                                         28,021            6,254           5,434           4,834             4,535
   Printing expenses                                     74,605            5,490           3,200           2,932             5,255
   Professional fees                                     48,111           11,674          10,412          10,766            10,515
   Registration & filings                                   798                -               -               -                88
   Trustees' fees and expenses                            1,800            1,800           1,800           1,800             1,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                     1,429,367           74,107          53,884          46,228            66,613
   Advisory fees waived                                (100,999)         (20,933)         (9,956)         (4,408)          (15,575)
   Other expenses waived or reimbursed                        -          (25,961)        (30,985)        (36,089)          (30,791)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                       1,328,368           27,213          12,943           5,731            20,247
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                       6,535,669           56,825          24,077           6,455            68,786
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                      (80,991,985)      (5,484,150)     (1,169,693)       (620,361)         (874,740)
   In-kind transactions                             (73,694,311)      (1,065,289)       (278,656)              -          (633,368)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                           (154,686,296)      (6,549,439)     (1,448,349)       (620,361)       (1,508,108)
Net change in unrealized appreciation
(depreciation) on investments                      (227,384,368)        (795,883)     (1,408,521)       (425,275)       (2,317,560)
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss)on investments                            (382,070,664)      (7,345,322)     (2,856,870)     (1,045,636)       (3,825,668)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                      $   (375,534,995)  $   (7,288,497) $   (2,832,793) $   (1,039,181) $     (3,756,882)
===================================================================================================================================

* Results for the period prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund.

** Amount represents accrued expenses for the period prior to September 4, 2008 for Claymore/Raymond James SB-1 Equity Fund.

See notes to financial statements.

64 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust

                                                                       CLAYMORE/
                                                      CLAYMORE/         SABRIENT                                         CLAYMORE/
                                                        RAYMOND        DEFENSIVE       CLAYMORE/       CLAYMORE/             ZACKS
                                                     JAMES SB-1           EQUITY        SABRIENT        SABRIENT           MID-CAP
                                                     EQUITY ETF        INDEX ETF     INSIDER ETF     STEALTH ETF          CORE ETF
                                                         (RYJ)*            (DEF)           (NFO)           (STH)             (CZA)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                             $        469,182  $       325,434  $      205,549  $       83,723  $         43,747
   Return of capital distributions received            (174,137)         (28,795)        (31,008)         (4,947)          (16,887)
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                  295,045          296,639         174,541          78,776            26,860
   Net securities lending income                              -              259             250             740                 -
   Other income                                             167                -               -               -                 -
   Foreign taxes withheld                                (1,314)         (14,131)              -               -              (472)
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                              293,898          282,767         174,791          79,516            26,388
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                         205,123           36,859          39,393          12,009             8,323
   Administration fee                                         -            2,027           2,167             661               458
   Custodian fee                                              -           22,801          21,781          23,887            20,542
   Licensing fee                                              -            7,372           7,879           2,402             1,664
   Listing fee and expenses                                   -            1,000           1,000           1,000             1,000
   Miscellaneous                                         17,714**          5,839           6,800           5,261             4,789
   Printing expenses                                          -            6,160           6,086           5,399             3,243
   Professional fees                                          -           12,888          12,709          13,131            13,890
   Registration & filings                                     -                -               -             129                 -
   Trustees' fees and expenses                                -            1,800           1,800           1,800             1,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                       222,837           96,746          99,615          65,679            55,709
   Advisory fees waived                                       -          (36,859)        (39,393)        (12,009)           (8,323)
   Other expenses waived or reimbursed                        -          (11,970)         (9,011)        (38,059)          (36,566)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                         222,837           47,917          51,211          15,611            10,820
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                          71,061          234,850         123,580          63,905            15,568
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                      (30,720,476)      (3,491,659)     (5,299,644)     (2,884,491)       (1,155,305)
   In-kind transactions                                (391,250)           3,885      (1,767,159)        (33,324)          (72,193)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                            (31,111,726)      (3,487,774)     (7,066,803)     (2,917,815)       (1,227,498)
Net change in unrealized appreciation
(depreciation) on investments                       (21,681,078)      (3,732,075)     (4,764,579)     (1,278,661)         (571,003)
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)on
   investments                                      (52,792,804)      (7,219,849)    (11,831,382)     (4,196,476)       (1,798,501)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                      $    (52,721,743) $    (6,984,999) $  (11,707,802) $   (4,132,571) $     (1,782,933)
===================================================================================================================================
                                                      CLAYMORE/
                                                          ZACKS        CLAYMORE/
                                                    MULTI-ASSET            ZACKS
                                                         INCOME           SECTOR
                                                      INDEX ETF     ROTATION ETF
                                                          (CVY)            (XRO)
---------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                             $      1,716,185  $       295,110
   Return of capital distributions received            (237,589)         (47,910)
---------------------------------------------------------------------------------
   Net dividend income                                1,478,596          247,200
   Net securities lending income                          3,923                -
   Other income                                               -                -
   Foreign taxes withheld                               (33,049)          (6,541)
---------------------------------------------------------------------------------
   Total investment income                            1,449,470          240,659
---------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                          92,226          112,649
   Administration fee                                     5,072            6,196
   Custodian fee                                         29,706           23,266
   Licensing fee                                         18,458           24,265
   Listing fee and expenses                               1,000            1,000
   Miscellaneous                                          7,029            8,188
   Printing expenses                                     10,131           12,518
   Professional fees                                     21,520           25,705
   Registration & filings                                     -               75
   Trustees' fees and expenses                            1,800            1,800
---------------------------------------------------------------------------------
   Total expenses                                       186,942          215,662
   Advisory fees waived                                 (67,048)         (69,218)
   Other expenses waived or reimbursed                        -                -
---------------------------------------------------------------------------------
   Net Expenses                                         119,894          146,444
---------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                       1,329,576           94,215
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                      (21,077,687)     (26,269,878)
   In-kind transactions                                 554,493       (6,052,204)
---------------------------------------------------------------------------------
Net realized gain (loss)                            (20,523,194)     (32,322,082)
Net change in unrealized appreciation
(depreciation) on investments                        (7,172,495)      (6,313,022)
---------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)on
   investments                                      (27,695,689)     (38,635,104)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                      $    (26,366,113)     (38,540,889)
=================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 65

Claymore Exchange-Traded Fund Trust

Statement of CHANGES IN NET ASSETS |

                                                           CLAYMORE/BNY                          CLAYMORE/CLEAR
                                                       MELLON BRIC ETF (EEB)                    SPIN-OFF ETF (CSD)
                                                 ------------------------------------   -------------------------------------
                                                 FOR THE SIX MONTHS                     FOR THE SIX MONTHS
                                                       ENDED           FOR THE YEAR           ENDED           FOR THE YEAR
                                                 FEBRUARY 28, 2009         ENDED        FEBRUARY 28, 2009         ENDED
                                                    (UNAUDITED)       AUGUST 31, 2008        (UNAUDITED)     AUGUST 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                  $        6,535,669   $    12,816,930   $           56,825   $       405,917
   Net realized gain (loss) on investments             (154,686,296)      143,644,004           (6,549,439)       (8,981,319)
   Net unrealized appreciation
   (depreciation) on investments                       (227,384,368)     (246,373,841)            (795,883)         (680,250)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                        (375,534,995)      (89,912,907)          (7,288,497)       (9,255,652)
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income          (15,996,826)       (4,801,815)            (256,800)         (239,850)
   From and in excess of net realized gain                        -                 -                    -                 -
   Return of capital                                              -                 -                    -                 -
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                  (15,996,826)       (4,801,815)            (256,800)         (239,850)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                          17,431,509     1,166,965,039                    -        10,976,579
   Cost of shares redeemed                             (178,224,292)     (632,062,230)          (2,527,991)      (37,042,030)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase/(decrease) from capital
      share transactions                               (160,792,783)      534,902,809           (2,527,991)      (26,065,451)
-----------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets          (552,324,604)      440,188,087          (10,073,288)      (35,560,953)

NET ASSETS
   Beginning of period                                  859,279,826       419,091,739           15,232,154        50,793,107
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                 $      306,955,222   $   859,279,826   $        5,158,866   $    15,232,154
=============================================================================================================================
   Undistributed net investment
   income (loss) at end of period                $        1,758,381   $    11,219,538   $           18,404   $       218,379
=============================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                              650,000        22,800,000                    -           400,000
   Shares redeemed                                       (6,100,000)      (13,100,000)            (200,000)       (1,450,000)
   Shares outstanding, beginning of period               20,000,800        10,300,800              700,000         1,750,000
-----------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                     14,550,800        20,000,800              500,000           700,000
=============================================================================================================================

                                                        CLAYMORE/GREAT COMPANIES
                                                   LARGE-CAP GROWTH INDEX ETF (XGC)
                                                 -------------------------------------
                                                 FOR THE SIX MONTHS
                                                        ENDED          FOR THE YEAR
                                                 FEBRUARY 28, 2009          ENDED
                                                     (UNAUDITED)      AUGUST 31, 2008
--------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                  $           24,077   $        31,868
   Net realized gain (loss) on investments               (1,448,349)         (160,964)
   Net unrealized appreciation
   (depreciation) on investments                         (1,408,521)         (976,111)
--------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                          (2,832,793)       (1,105,207)
--------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income              (53,100)          (37,000)
   From and in excess of net realized gain                        -                 -
   Return of capital                                              -                 -
--------------------------------------------------------------------------------------
   Total distributions                                      (53,100)          (37,000)
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                   -         2,266,907
   Cost of shares redeemed                                 (592,496)                -
--------------------------------------------------------------------------------------
      Net increase/(decrease) from capital
      share transactions                                   (592,496)        2,266,907
--------------------------------------------------------------------------------------
      Total increase (decrease) in net assets            (3,478,389)        1,124,700

NET ASSETS
   Beginning of period                                    6,125,991         5,001,291
--------------------------------------------------------------------------------------
   End of period                                 $        2,647,602   $     6,125,991
======================================================================================
   Undistributed net investment
   income (loss) at end of period                $            4,757   $        33,780
======================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                    -           100,000
   Shares redeemed                                          (50,000)                -
   Shares outstanding, beginning of period                  300,000           200,000
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                        250,000           300,000
======================================================================================

* Results for the period prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund.

See notes to financial statements.

66 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust

                                                         CLAYMORE/OCEANTOMO                    CLAYMORE/OCEAN TOMO
                                                        GROWTH INDEX ETF (OTR)                   PATENT ETF (OTP)
                                                 ------------------------------------  --------------------------------------
                                                 FOR THE SIX MONTHS                    FOR THE SIX MONTHS
                                                      ENDED            FOR THE YEAR          ENDED            FOR THE YEAR
                                                 FEBRUARY 28, 2009        ENDED         FEBRUARY 28, 2009         ENDED
                                                    (UNAUDITED)       AUGUST 31, 2008      (UNAUDITED)       AUGUST 31, 2008
-----------------------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                  $            6,455   $       (12,120)  $           68,786   $       126,801
   Net realized gain (loss) on investments                 (620,361)          231,028           (1,508,108)          503,471
   Net unrealized appreciation
   (depreciation) on investments                           (425,275)         (424,792)          (2,317,560)       (1,313,087)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                          (1,039,181)         (205,884)          (3,756,882)         (682,815)
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income               (7,000)          (17,000)            (132,900)         (240,000)
   From and in excess of net realized gain                        -                 -                    -                 -
   Return of capital                                              -                 -                    -                 -
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (7,000)          (17,000)            (132,900)         (240,000)
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                   -         1,497,572                    -         4,320,250
   Cost of shares redeemed                                        -        (1,497,572)          (1,892,086)       (1,504,852)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase/(decrease) from capital
      share transactions                                          -                 -           (1,892,086)        2,815,398
-----------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets            (1,046,181)         (222,884)          (5,781,868)        1,892,583

NET ASSETS
   Beginning of period                                    2,521,294         2,744,178           10,269,172         8,376,589
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                 $        1,475,113   $     2,521,294   $        4,487,304   $    10,269,172
==============================================================================================================================
   Undistributed net investment
   income (loss) at end of period                $            3,738   $         4,283   $           31,029   $        95,143
==============================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                    -            50,000                    -           150,000
   Shares redeemed                                                -           (50,000)            (100,000)          (50,000)
   Shares outstanding, beginning of period                  100,000           100,000              400,000           300,000
-----------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                        100,000           100,000              300,000           400,000
==============================================================================================================================

                                                            CLAYMORE/RAYMOND
                                                      JAMES SB-1 EQUITY ETF (RYJ)
                                                 -------------------------------------
                                                 FOR THE SIX MONTHS
                                                        ENDED            FOR THE YEAR
                                                 FEBRUARY 28, 2009*         ENDED
                                                     (UNAUDITED)      AUGUST 31, 2008*
--------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                  $           71,061   $      (276,133)
   Net realized gain (loss) on investments              (31,111,726)      (14,537,316)
   Net unrealized appreciation
   (depreciation) on investments                        (21,681,078)       (8,692,254)
--------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                         (52,721,743)      (23,505,703)
--------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS

   From and in excess of net investment income             (114,603)                -
   From and in excess of net realized gain                        -       (18,853,443)
   Return of capital                                              -        (1,612,550)
--------------------------------------------------------------------------------------
   Total distributions                                     (114,603)      (20,465,993)
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                   -                 -
   Cost of shares redeemed                             (115,448,874)                -
--------------------------------------------------------------------------------------
      Net increase/(decrease) from capital
      share transactions                               (115,448,874)                -
--------------------------------------------------------------------------------------
      Total increase (decrease) in net assets          (168,285,220)      (43,971,696)

NET ASSETS
   Beginning of period                                  197,025,854       240,997,550
--------------------------------------------------------------------------------------
   End of period                                 $       28,740,634   $   197,025,854
======================================================================================
   Undistributed net investment
   income (loss) at end of period                $           10,075   $        53,617
======================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                    -                 -
   Shares redeemed                                       (7,950,000)                -
   Shares outstanding, beginning of period               11,122,822        11,122,822
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                      3,172,822        11,122,822
======================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 67

Claymore Exchange-Traded Fund Trust | STATEMENT OF CHANGES IN NET ASSETS continued

                                                    CLAYMORE/SABRIENT DEFENSIVE                CLAYMORE/SABRIENT
                                                       EQUITY INDEX ETF (DEF)                  INSIDER ETF (NFO)
                                                -----------------------------------  -----------------------------------
                                                FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                      ENDED           FOR THE YEAR         ENDED           FOR THE YEAR
                                                 FEBRUARY 28, 2009       ENDED       FEBRUARY 28, 2009        ENDED
                                                    (UNAUDITED)     AUGUST 31, 2008     (UNAUDITED)      AUGUST 31, 2008
-------------------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                 $          234,850  $       548,131  $          123,580  $       552,842
   Net realized gain (loss) on investments              (3,487,774)      (1,645,325)         (7,066,803)      (2,489,618)
   Net unrealized appreciation (depreciation)
   on investments                                       (3,732,075)        (694,069)         (4,764,579)        (578,625)
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
     resulting from operations                          (6,984,999)      (1,791,263)        (11,707,802)      (2,515,401)
-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income            (425,000)        (430,500)           (407,866)        (266,224)
   Return of capital                                             -                -                   -                -
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                                    (425,000)        (430,500)           (407,866)        (266,224)
-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                          3,187,256       14,001,094           3,931,976       15,981,093
   Cost of shares redeemed                                (840,181)     (22,252,149)        (14,422,957)     (13,321,007)
-------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
     share transactions                                  2,347,075       (8,251,055)        (10,490,981)       2,660,086
-------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets            (5,062,924)     (10,472,818)        (22,606,649)        (121,539)

NET ASSETS
   Beginning of period                                  17,183,713       27,656,531          30,854,779       30,976,318
-------------------------------------------------------------------------------------------------------------------------
   End of period                                $       12,120,789  $    17,183,713  $        8,248,130  $    30,854,779
=========================================================================================================================
   Undistributed net investment
   income (loss) at end of period               $           90,819  $       280,969  $           47,644  $       331,930
=========================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                             150,000          550,000             150,000          550,000
   Shares redeemed                                         (50,000)        (900,000)           (700,000)        (450,000)
   Shares outstanding, beginning of period                 700,000        1,050,000           1,150,800        1,050,800
-------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                       800,000          700,000             600,800        1,150,800
=========================================================================================================================

                                                         CLAYMORE/SABRIENT
                                                         STEALTH ETF (STH)
                                                -----------------------------------
                                                FOR THE SIX MONTHS
                                                       ENDED         FOR THE YEAR
                                                 FEBRUARY 28, 2009       ENDED
                                                    (UNAUDITED)     AUGUST 31, 2008
------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                 $           63,905  $       281,091
   Net realized gain (loss) on investments              (2,917,815)      (5,522,134)
   Net unrealized appreciation (depreciation)
   on investments                                       (1,278,661)       2,584,485
------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
     resulting from operations                          (4,132,571)      (2,656,558)
------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income            (166,042)        (240,975)
   Return of capital                                             -                -
------------------------------------------------------------------------------------
   Total distributions                                    (166,042)        (240,975)
------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                            630,385        9,404,844
   Cost of shares redeemed                              (2,723,520)     (16,068,257)
------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
     share transactions                                 (2,093,135)      (6,663,413)
------------------------------------------------------------------------------------
     Total increase (decrease) in net assets            (6,391,748)      (9,560,946)

NET ASSETS
   Beginning of period                                   8,833,552       18,394,498
------------------------------------------------------------------------------------
   End of period                                $        2,441,804  $     8,833,552
====================================================================================
   Undistributed net investment
   income (loss) at end of period               $           15,818  $       117,955
====================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                              50,000          350,000
   Shares redeemed                                        (200,000)        (650,000)
   Shares outstanding, beginning of period                 400,800          700,800
------------------------------------------------------------------------------------
   Shares outstanding, end of period                       250,800          400,800
====================================================================================

See notes to financial statements.

68 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust |

                                                          CLAYMORE/ZACKS                        CLAYMORE/ZACKS
                                                      MID-CAP CORE ETF (CZA)          MULTI-ASSET INCOME INDEX ETF (CVY)
                                                -----------------------------------  -----------------------------------
                                                FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                      ENDED           FOR THE YEAR         ENDED           FOR THE YEAR
                                                 FEBRUARY 28, 2009       ENDED       FEBRUARY 28, 2009        ENDED
                                                    (UNAUDITED)     AUGUST 31, 2008     (UNAUDITED)      AUGUST 31, 2008
-------------------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                 $           15,568  $        11,784  $        1,329,576  $     3,624,923
   Net realized gain (loss) on investments              (1,227,498)        (491,357)        (20,523,194)     (14,474,629)
   Net unrealized appreciation (depreciation)
   on investments                                         (571,003)         157,777          (7,172,495)         477,366
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations                            (1,782,933)        (321,796)        (26,366,113)     (10,372,340)
-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income             (33,000)         (19,000)         (1,856,615)      (2,943,766)
   Return of capital                                             -                -                   -         (881,144)
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                                     (33,000)         (19,000)         (1,856,615)      (3,824,910)
-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                  -        2,603,741          16,314,128       50,404,732
   Cost of shares redeemed                                (803,312)      (2,603,741)         (7,344,046)     (79,030,683)
-------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
     share transactions                                   (803,312)               -           8,970,082      (28,625,951)
-------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets            (2,619,245)        (340,796)        (19,252,646)     (42,823,201)

NET ASSETS
   Beginning of period                                   4,759,677        5,100,473          51,287,430       94,110,631
-------------------------------------------------------------------------------------------------------------------------
   End of period                                $        2,140,432  $     4,759,677  $       32,034,784  $    51,287,430
=========================================================================================================================
   Undistributed net investment
   income (loss) at end of period               $            3,937  $        21,369  $         (306,234) $       220,805
=========================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                   -          100,000           1,100,000        2,000,000
   Shares redeemed                                         (50,000)        (100,000)           (350,000)      (3,150,000)
   Shares outstanding, beginning of period                 200,000          200,000           2,450,800        3,600,800
-------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                       150,000          200,000           3,200,800        2,450,800
=========================================================================================================================

                                                          CLAYMORE/ZACKS
                                                     SECTOR ROTATION ETF (XRO)
                                                -----------------------------------
                                                FOR THE SIX MONTHS
                                                       ENDED         FOR THE YEAR
                                                 FEBRUARY 28, 2009       ENDED
                                                    (UNAUDITED)     AUGUST 31, 2008
------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS
   Net investment income (loss)                 $           94,215  $       640,891
   Net realized gain (loss) on investments             (32,322,082)     (15,877,201)
   Net unrealized appreciation (depreciation)
   on investments                                       (6,313,022)        (148,048)
------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations                           (38,540,889)     (15,384,358)
------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income            (283,011)        (477,579)
   Return of capital                                             -         (157,826)
------------------------------------------------------------------------------------
   Total distributions                                    (283,011)        (635,405)
------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                  -      192,680,770
   Cost of shares redeemed                             (32,082,405)    (143,760,837)
------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
     share transactions                                (32,082,405)      48,919,933
------------------------------------------------------------------------------------
     Total increase (decrease) in net assets           (70,906,305)      32,900,170

NET ASSETS
   Beginning of period                                  97,910,465       65,010,295
------------------------------------------------------------------------------------
   End of period                                $       27,004,160  $    97,910,465
====================================================================================
   Undistributed net investment
   income (loss) at end of period               $         (188,796) $             -
====================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                   -        6,200,000
   Shares redeemed                                      (1,700,000)      (4,850,000)
   Shares outstanding, beginning of period               3,550,800        2,200,800
------------------------------------------------------------------------------------
   Shares outstanding, end of period                     1,850,800        3,550,800
====================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 69

Claymore Exchange-Traded Fund Trust

Financial HIGHLIGHTS |

EEB | Claymore BNY Mellon BRIC ETF

                                                                                                                  FOR THE PERIOD
                                                         FOR THE SIX MONTHS ENDED                           SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                 FEBRUARY 28, 2009     FOR THE YEAR ENDED                 THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                         (UNAUDITED)        AUGUST 31, 2008         AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $                  42.96     $            40.69   $               24.58
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                          0.40                   0.65                    0.62
   Net realized and unrealized gain (loss) on investments                  (21.23)                  1.86                   15.54
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                      (20.83)                  2.51                   16.16
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                    (1.03)                 (0.24)                  (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $                  21.10     $            42.96   $               40.69
====================================================================================================================================
Market value, end of period                              $                  21.11     $            42.98   $               40.75
====================================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                         -48.70%                  6.06%                  65.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $                306,955     $          859,280   $             419,092
Ratio of net expenses to average net assets*                                 0.63%                  0.60%                   0.64%(c)
Ratio of net investment income (loss) to average net
   assets*                                                                   3.12%                  1.32%                   1.89%(c)
Portfolio turnover rate (d)                                                     8%                     6%                      3%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                          0.68%(c)               0.61%                   0.68%(c)
      Ratio of net investment income (loss) to average net assets            3.07%(c)               1.31%                   1.85%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

70 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

CSD | Claymore/Clear Spin-Off ETF

                                                                     FOR THE                               FOR THE PERIOD
                                                            SIX MONTHS ENDED          FOR THE YEAR    DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                            FEBRUARY 28, 2009                 ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                    (UNAUDITED)       AUGUST 31, 2008        AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $           21.76     $           29.02   $              25.18
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                     0.09                  0.34                   0.04
   Net realized and unrealized gain (loss) on investments             (11.10)                (7.42)                  3.80
-----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                 (11.01)                (7.08)                  3.84
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                               (0.43)                (0.18)                     -
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $           10.32     $           21.76   $              29.02
=============================================================================================================================
MARKET VALUE, END OF PERIOD                                $           10.44     $           21.79   $              28.97
=============================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                    -50.82%               -24.50%                 15.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $           5,159     $          15,232   $             50,793
Ratio of net expenses to average net assets*                            0.65%(c)              0.69%                  0.75%(c)
Ratio of net investment income to average net assets*                   1.36%(c)              1.34%                  0.17%(c)
Portfolio turnover rate (d)                                               48%                   62%                    23%

* If certain expenses had not been waived or reimbursed by the total return would have been lower and the ratios would have been as Adviser, follows:

      Ratio of total expenses to average net assets                     1.77%(c)              1.08%                  1.11%(c)
      Ratio of net investment income (loss) to average net assets       0.24%(c)              0.95%                 -0.19%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 71

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

                                                                   FOR THE SIX MONTHS                            FOR THE PERIOD
                                                                                ENDED         FOR THE YEAR      APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                                     FEBRUARY 28, 2009                ENDED              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                             (UNAUDITED)      AUGUST 31, 2008      AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $            20.42     $          25.01   $            25.02
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                              0.08                 0.12                (0.01)
   Net realized and unrealized gain (loss) on investments                       (9.73)               (4.52)                   -
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                           (9.65)               (4.40)               (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of Net investment income                                  (0.18)               (0.19)                   -
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $            10.59     $          20.42   $            25.01
===================================================================================================================================
MARKET VALUE, END OF PERIOD                                        $            10.65     $          20.62   $            25.02
===================================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                             -47.41%              -17.73%               -0.04%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $            2,648     $          6,126   $            5,001
Ratio of net expenses to average net assets*                                     0.65%(c)             1.04%                1.77%(c)
Ratio of net investment income (loss) to average net assets*                     1.21%(c)             0.54%               -0.06%(c)
Portfolio turnover rate (d)                                                        20%                  25%                   2%

* If certain expenses had not been waived or reimbursed by the total return would have been lower and the ratios would have been as Adviser, follows:

      Ratio of total expenses to average net assets                              2.71%(c)             2.86%                7.01%(c)
      Ratio of net investment income (loss) to average net assets               -0.85%(c)            -1.28%               -5.30%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. See notes to financial statements.

72 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

OTR | Claymore/Ocean Tomo Growth Index ETF

                                                                     FOR THE SIX MONTHS                          FOR THE PERIOD
                                                                                  ENDED         FOR THE YEAR    APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                                       FEBRUARY 28, 2009                ENDED            THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               (UNAUDITED)      AUGUST 31, 2008    AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $             25.21      $         27.44    $         25.14
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                0.06                (0.12)             (0.05)
   Net realized and unrealized gain (loss) on investments                        (10.45)               (1.94)              2.35
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                            (10.39)               (2.06)              2.30
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of Net investment income                                    (0.07)               (0.17)                 -
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $             14.75      $         25.21    $         27.44
===================================================================================================================================
MARKET VALUE, END OF PERIOD                                         $             14.75      $         25.65    $         27.45
===================================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                               -41.24%               -7.58%              9.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                               $             1,475      $         2,521    $         2,744
Ratio of net expenses to average net assets*                                       0.65%(c)             1.53%              2.03%(c)
Ratio of net investment loss to average net assets*                                0.73%(c)            -0.46%             -0.46%(c)
Portfolio turnover rate (d)                                                          51%                  24%                 1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                5.24%(c)             5.49%              8.48%(c)
      Ratio of net investment income (loss) to average net assets                 -3.86%(c)            -4.42%             -6.91%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 73

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

OTP | Claymore/Ocean Tomo Patent ETF

                                                                               FOR THE                            FOR THE PERIOD
                                                                      SIX MONTHS ENDED        FOR THE YEAR   DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                                      FEBRUARY 28, 2009               ENDED               THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                              (UNAUDITED)     AUGUST 31, 2008       AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $           25.67     $         27.92   $             25.27
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                               0.21                0.34                  0.17
   Net realized and unrealized gain (loss) on investments                       (10.48)              (1.99)                 2.48
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                           (10.27)              (1.65)                 2.65
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                   (0.44)              (0.60)                    -(e)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $           14.96     $         25.67   $             27.92
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                          $           14.95     $         25.84   $             27.66
====================================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                              -40.28%              -6.11%                10.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                $           4,487     $        10,269   $             8,377
Ratio of net expenses to average net assets*                                      0.65%(c)            0.75%                 0.91%(c)
Ratio of net investment income (loss) to average net assets*                      2.21%(c)            1.25%                 0.90%(c)
Portfolio turnover rate (d)                                                         26%                 18%                    4%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                               2.14%(c)            1.86%                 1.97%(c)
      Ratio of net investment income (loss) to average net assets                 0.72%(c)            0.14%                -0.16%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

(e)   Amount is less than $0.01

See notes to financial statements.

74 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

                                                               FOR THE PERIOD        FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                             SIX MONTHS ENDED               ENDED          ENDED          ENDED
PER SHARE OPERATING PERFORMANCE                             FEBRUARY 28, 2009          AUGUST 31,     AUGUST 31,     AUGUST 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                (UNAUDITED) (a)            2008 (a)       2007 (a)       2006 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $           17.71        $      21.67   $      19.15   $      19.10(b)
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                                      0.02               (0.02)         (0.05)         (0.00)(d)
   Net realized and unrealized gain (loss) on investments               (8.64)              (2.10)          2.68           0.09
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                   (8.62)              (2.12)          2.63           0.09
------------------------------------------------------------------------------------------------------------------------------------

COMMON SHARES' OFFERING EXPENSES
   CHARGED TO PAID-IN-CAPITAL                                               -                   -              -          (0.04)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net realized gain                              (0.03)              (1.75)         (0.11)             -
   Return of capital                                                        -               (0.09)             -              -
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  (0.03)              (1.84)         (0.11)             -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $            9.06        $      17.71   $      21.67   $      19.15
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                 $            8.99        $      17.62   $      19.27   $      17.50
====================================================================================================================================

TOTAL RETURN (e)
   Net asset value                                                     -48.68%             -10.54%         13.78%          0.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $          28,741        $    197,026   $    240,998   $    212,982
Ratio of net expenses to average net assets                              0.77%(f)(h)         1.25%          1.09%          1.12%(f)
Ratio of net investment income to average net assets                     0.25%(f)          (0.13)%        (0.06)%        (0.06)%(f)
Portfolio turnover rate (g)                                               122%                142%           166%            41%

(a) Results for periods prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund, which commenced on May 19, 2006.

(b)   Before deduction of offering expenses charged to capital.

(c)   Based on average shares outstanding during the period.

(d)   Amount is less than $0.01.

(e) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. Prior to September 4, 2008, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of Claymore/Raymond James SB-1 Equity Fund. See Note 1 in the Notes to Financial Statements. A return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h) The annualized expense ratio is capped at 0.75% from the date of the reorganization. This ratio includes expenses for the Claymore/Raymond James SB-1 Equity Fund for the period prior to the reorganization.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 75

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

                                                                        FOR THE                            FOR THE PERIOD
                                                               SIX MONTHS ENDED        FOR THE YEAR   DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009               ENDED               THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008       AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           24.55     $         26.34   $             25.07
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.29                0.62                  0.31
   Net realized and unrealized gain (loss) on investments                 (9.19)              (2.00)                 0.97
-----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                     (8.90)              (1.38)                 1.28
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                  (0.50)              (0.41)                (0.01)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           15.15     $         24.55   $             26.34
=============================================================================================================================
MARKET VALUE, END OF PERIOD                                   $           15.13     $         24.60   $             26.29
=============================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                       -36.53%              -5.32%                 5.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $          12,121     $        17,184   $            27,657
Ratio of net expenses to average net assets*                               0.65%(c)            0.70%                 0.79%(c)
Ratio of net investment income (loss) to average net assets*               3.18%(c)            2.43%                 1.64%(c)
Portfolio turnover rate (d)                                                  52%                 60%                   21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                        1.31%(c)            1.24%                 1.35%(c)
      Ratio of net investment income (loss) to average net assets          2.52%(c)            1.89%                 1.08%(c)

**    Commencement of investment operations

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

76 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

NFO | Claymore/Sabrient Insider ETF

                                                                        FOR THE                             FOR THE PERIOD
                                                               SIX MONTHS ENDED        FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009               ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008        AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $         26.81     $         29.48   $              25.14

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.15                0.53                   0.11
   Net realized and unrealized gain (loss) on investments                (12.65)              (2.92)                  4.27
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                    (12.50)              (2.39)                  4.38
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                            (0.58)              (0.28)                 (0.04)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $         13.73     $         26.81   $              29.48
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                     $         13.97     $         26.79   $              29.45
==============================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                       -47.11%              -8.19%                 17.43%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                           $         8,248     $        30,855   $             30,976
Ratio of net expenses to average net assets*                               0.65%(c)            0.66%                  0.76%(c)
Ratio of net investment income (loss) to average net assets*               1.57%(c)            1.91%                  0.41%(c)
Portfolio turnover rate (d)                                                  69%                 84%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                        1.26%(c)            1.07%                  1.15%(c)
      Ratio of net investment income (loss) to average net assets          0.96%(c)            1.50%                  0.02%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 77

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

STH | Claymore/Sabrient Stealth ETF

                                                                        FOR THE                             FOR THE PERIOD
                                                               SIX MONTHS ENDED        FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009               ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008        AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           22.04     $         26.25   $              25.15
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.20                0.57                   0.22
   Net realized and unrealized gain (loss) on investments                (11.95)              (4.34)                  0.95
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                    (11.75)              (3.77)                  1.17
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                            (0.55)              (0.44)                 (0.07)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $            9.74     $         22.04   $              26.25
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                   $            9.79     $         22.02   $              26.18
==============================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                       -53.95%             -14.44%                  4.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $           2,442     $         8,834   $             18,394
Ratio of net expenses to average net assets*                               0.65%(c)            0.67%                  0.84%(c)
Ratio of net investment income (loss) to average net assets*               2.66%(c)            2.44%                  0.83%(c)
Portfolio turnover rate (d)                                                 100%                180%                    61%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                        2.73%(c)            1.75%                  1.51%(c)
      Ratio of net investment income (loss) to average net assets          0.58%(c)            1.36%                  0.16%(c)

**    Commencement of investment operations

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

78 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

CZA | Claymore/Zacks Mid-Cap Core ETF

                                                                        FOR THE                             FOR THE PERIOD
                                                               SIX MONTHS ENDED        FOR THE YEAR        APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009               ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008        AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           23.80     $         25.50   $              25.09
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.08                0.06                  (0.02)
   Net realized and unrealized gain (loss) on investments                 (9.44)              (1.66)                  0.43
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                     (9.36)              (1.60)                  0.41
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   From and in excess of Net investment income                            (0.17)              (0.10)                     -
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           14.27     $         23.80   $              25.50
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                   $           14.46     $         23.99   $              25.59
==============================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                       -39.43%              -6.32%                  1.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $           2,140     $         4,760   $              5,100
Ratio of net expenses to average net assets*                               0.65%(c)            1.12%                  1.81%(c)
Ratio of net investment income (loss) to average net assets*               0.94%(c)            0.24%                 -0.21%(c)
Portfolio turnover rate (d)                                                 131%                136%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                        3.35%(c)            3.30%                  7.13%(c)
      Ratio of net investment income (loss) to average net assets         -1.76%(c)           -1.94%                 -5.53%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 79

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

                                                                        FOR THE                             FOR THE PERIOD
                                                               SIX MONTHS ENDED             FOR THE   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009          YEAR ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008        AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           20.93     $         26.14   $              24.96
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.49                1.36                   1.06
   Net realized and unrealized gain (loss) on investments                (10.70)              (5.18)                  1.12
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                    (10.21)              (3.82)                  2.18
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                  (0.71)              (1.07)                 (0.88)
   Return of capital                                                          -              (0.32)                  (0.12)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    (0.71)              (1.39)                 (1.00)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           10.01     $         20.93   $              26.14
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                   $            9.97     $         20.94   $              26.10
==============================================================================================================================

TOTAL RETURN*(b)
   Net asset value                                                       -49.91%             -14.92%                  8.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $          32,035     $        51,287   $             94,111
Ratio of net expenses to average net assets*                               0.65%(c)            0.65%                  0.70%(c)
Ratio of net investment income (loss) to average net assets*               7.21%(c)            5.81%                  4.17%(c)
Portfolio turnover rate (d)                                                 110%                195%                    21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of total expenses to average net assets                       1.01%(c)            0.89%                  0.90%(c)
       Ratio of net investment income (loss) to average net assets         6.85%(c)            5.57%                  3.97%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

80 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

XRO | Claymore/Zacks Sector Rotation ETF

                                                                        FOR THE                             FOR THE PERIOD
                                                               SIX MONTHS ENDED             FOR THE   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                               FEBRUARY 28, 2009          YEAR ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       (UNAUDITED)     AUGUST 31, 2008        AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           27.57     $         29.54   $              24.98
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                        0.04                0.18                   0.17
   Net realized and unrealized gain (loss) on investments                (12.88)              (1.96)                  4.43
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                    (12.84)              (1.78)                  4.60
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                  (0.14)              (0.14)                 (0.04)
   Return of capital                                                          -              (0.05)                      -
------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                    (0.14)              (0.19)                 (0.04)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           14.59     $         27.57   $              29.54
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                   $           14.61     $         27.55   $              29.61
==============================================================================================================================

TOTAL RETURN*(b)
   Net asset value                                                       -46.63%              -6.13%                 18.41%

Ratios and supplemental data
Net assets, end of period (thousands)                         $          27,004     $        97,910   $             65,010
Ratio of net expenses to average net assets*                               0.65%(c)            0.65%                  0.72%(c)
Ratio of net investment income (loss) to average net assets*               0.42%(c)            0.60%                  0.64%(c)
Portfolio turnover rate (d)                                                 150%                167%                    47%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of total expenses to average net assets                       0.96%(c)            0.80%                  0.97%(c)
       Ratio of net investment income (loss) to average net assets         0.11%(c)            0.45%                  0.39%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 81

Claymore Exchange-Traded Fund Trust

Notes to FINANCIAL STATEMENTS | FEBRUARY 28, 2009 (unaudited)

Note 1 - ORGANIZATION:
Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end management investment company that was organized as a Delaware business trust on May 24, 2006.

Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"or "Raymond James SB-1 CEF"), a closed-end fund organized as a Delaware statutory trust on March 7, 2006, reorganized with and into Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), an exchange-traded fund and newly created series of the Trust effective close of business Wednesday, September 3, 2008. The Predecessor Fund ceased trading on the New York Stock Exchange ("NYSE") on Wednesday, September 3, 2008, and RYJ ETF began trading on the NYSE Arca, Inc. ("NYSE Arca") on Thursday, September 4, 2008 under the ticker symbol "RYJ,"the same ticker symbol previously used by the Predecessor Fund. The assets of the Predecessor Fund were transferred to, and the liabilities of the Predecessor Fund were assumed by, RYJ ETF in exchange for shares of the Predecessor Fund on a one share for one share basis based upon the net asset value of the Predecessor Fund on close of business Wednesday, September 3, 2008. RYJ ETF shares have been distributed to the Predecessor Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor Fund has been terminated.

At the end of the period, the Trust consisted of 20 portfolios. The following 12 portfolios have a semi-annual reporting period ending on February 28, 2009:

Claymore/BNY Mellon BRIC ETF                                   "BNY Mellon BRIC"
Claymore/Clear Spin-Off ETF                                     "Clear Spin-Off"
Claymore/Great Companies Large-Cap                    "Great Companies Large-Cap
Growth Index ETF                                                         Growth"
Claymore/Ocean Tomo Growth Index ETF                         "Ocean Tomo Growth"
Claymore/Ocean Tomo Patent ETF                               "Ocean Tomo Patent"
Claymore/Raymond James SB-1 Equity ETF               "Raymond James SB-1 Equity"
Claymore/Sabrient Defensive Equity Index ETF         "Sabrient Defensive Equity"
Claymore/Sabrient Insider ETF                                 "Sabrient Insider"
Claymore/Sabrient Stealth ETF                                 "Sabrient Stealth"
Claymore/Zacks Mid-Cap Core ETF                             "Zacks Mid-Cap Core"
Claymore/Zacks Multi-Asset Income Index ETF           "Zacks Multi-Asset Income"
Claymore/Zacks Sector Rotation ETF                       "Zacks Sector Rotation"

Each portfolio represents a separate series of the Trust (each a "Fund"or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca. The Funds'market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit."Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                       INDEX
--------------------------------------------------------------------------------
BNY Mellon BRIC                The Bank of New York Mellon BRIC Select ADR Index
Clear Spin-Off                                              Clear Spin-Off Index
Great Companies Large-Cap
   Growth                                 Great Companies Large-Cap Growth Index
Ocean Tomo Growth                          Ocean Tomo 300(R) Patent Growth Index
Ocean Tomo Patent                                 Ocean Tomo 300(R) Patent Index
Raymond James SB-1 Equity                        Raymond James SB-1 Equity Index
Sabrient Defensive Equity                        Sabrient Defensive Equity Index
Sabrient Insider                                Sabrient Insider Sentiment Index
Sabrient Stealth                                          Sabrient Stealth Index
Zacks Mid-Cap Core                                      Zacks Mid-Cap Core Index
Zacks Multi-Asset Income                          Zacks Multi-Asset Income Index
Zacks Sector Rotation                                Zacks Sector Rotation Index

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) VALUATION OF INVESTMENTS

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not avail-able, at prices for securities of comparable maturity,quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 157,"Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valua-tion). Details of the valuations as of February 28, 2009 were as follows:

SECURITIES VALUATIONS AT FEBRUARY 28, 2009 (VALUE IN $000S)

ASSETS:
FUND                                    LEVEL 1    LEVEL 2   LEVEL 3       TOTAL
--------------------------------------------------------------------------------
BNY Mellon BRIC                        $ 305,176         -         -   $ 305,176
Clear Spin-Off                         $   5,155         -         -   $   5,155
Great Companies Large-Cap Growth       $   2,642         -         -   $   2,642
Ocean Tomo Growth                      $   1,475         -         -   $   1,475
Ocean Tomo Patent                      $   4,461         -         -   $   4,461
Raymond James SB-1 Equity              $  28,841         -         -   $  28,841
Sabrient Defensive Equity              $  12,065         -         -   $  12,065
Sabrient Insider                       $   8,238         -         -   $   8,238
Sabrient Stealth                       $   2,434         -         -   $   2,434
Zacks Mid-Cap Core                     $   2,139         -         -   $   2,139
Zacks Multi-Asset Income               $  31,927         -         -   $  31,927
Zacks Sector Rotation                  $  26,988         -         -   $  26,988

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

82 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Zacks Multi-Asset Income which will pay a quarterly distribu-tion. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds had lent securities outstanding as of February
28, 2009.

Note 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                                                        RATE
--------------------------------------------------------------------------------
BNY Mellon BRIC                                                            0.50%
Clear Spin-Off                                                             0.50%
Great Companies Large Cap Growth                                           0.50%
Ocean Tomo Growth                                                          0.50%
Ocean Tomo Patent                                                          0.50%
Sabrient Defensive Equity                                                  0.50%

FUND                                                                        RATE
--------------------------------------------------------------------------------
Sabrient Insider                                                           0.50%
Sabrient Stealth                                                           0.50%
Zacks Mid-Cap Core                                                         0.50%
Zacks Multi-Asset Income                                                   0.50%
Zacks Sector Rotation                                                      0.50%

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund, except for Raymond James SB-1 Equity:

NET ASSETS                                                                  RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

Raymond James SB-1 Equity charges a 0.75% unitary management fee and therefore the Adviser is responsible for all operating costs except for the management fee.

For the period ended February 28, 2009, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                       FUND ADMINISTRATION   FUND ADMINISTRATION
                                                   EXPENSE        EXPENSE WAIVED
--------------------------------------------------------------------------------
BNY Mellon BRIC                                 $  48,462            $         -
Clear Spin-Off                                  $   1,151            $     1,151
Great Companies Large-Cap Growth                $     548            $       548
Ocean Tomo Growth                               $     242            $       242
Ocean Tomo Patent                               $     857            $       857
Sabrient Defensive Equity                       $   2,027            $     2,027
Sabrient Insider                                $   2,167            $     2,167
Sabrient Stealth                                $     661            $       661
Zacks Mid-Cap Core                              $     458            $       458
Zacks Multi-Asset Income                        $   5,072            $         -
Zacks Sector Rotation                           $   6,196            $         -

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Raymond James SB-1 Equity, (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December
31, 2011. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

                                      SemiAnnual Report | February 28, 2009 | 83

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the period ended February 28, 2009, the Adviser waived fees and assumed the following fees and expenses:

                                                                      CUMULATIVE
                                               ADVISORY              POTENTIALLY
                                                   FEES   EXPENSES   RECOVERABLE
                                                 WAIVED    ASSUMED       EXPENSE
--------------------------------------------------------------------------------
BNY Mellon BRIC                                $100,999   $      -   $   216,256
Clear Spin-Off                                 $ 20,933   $ 25,961   $   265,523
Great Companies Large-Cap                      $  9,956   $ 30,985   $   221,164
Growth
Ocean Tomo Growth                              $  4,408   $ 36,089   $   216,860
Ocean Tomo Patent                              $ 15,575   $ 30,791   $   264,094
Sabrient Defensive Equity                      $ 36,859   $ 11,970   $   275,385
Sabrient Insider                               $ 39,393   $  9,011   $   285,364
Sabrient Stealth                               $ 12,009   $ 38,059   $   297,789
Zacks Mid-Cap Core                             $  8,323   $ 36,566   $   222,670
Zacks Multi-Asset Income                       $ 67,048   $      -   $   359,505
Zacks Sector Rotation                          $ 69,218   $      -   $   360,031

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                    LICENSOR
--------------------------------------------------------------------------------
BNY Mellon BRIC                                      The Bank of New York Mellon
Clear Spin-Off                                                Clear Indexes, LLC
Great Companies Large-Cap Growth                           Great Companies, Inc.
Ocean Tomo Growth                                        Ocean Tomo Capital, LLC
Ocean Tomo Patent                                        Ocean Tomo Capital, LLC
Raymond James SB-1 Equity                   Raymond James Research Services, LLC
Sabrient Defensive Equity                                  Sabrient Systems, LLC
Sabrient Insider                                           Sabrient Systems, LLC
Sabrient Stealth                                           Sabrient Systems, LLC
Zacks Mid-Cap Core                               Zacks Investment Research, Inc.
Zacks Multi-Asset Income                         Zacks Investment Research, Inc.
Zacks Sector Rotation                            Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax. At February 28, 2009, the cost of investments and unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

                                                                                                       NET TAX
                                                      COST OF      GROSS TAX        GROSS TAX       UNREALIZED
                                              INVESTMENTS FOR     UNREALIZED       UNREALIZED     APPRECIATION
                                                 TAX PURPOSES   APPRECIATION     DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
BNY Mellon BRIC                               $   734,886,848   $      5,143  $  (429,716,095)  $ (429,710,952)
Clear Spin-Off                                $     8,830,437   $     78,957  $    (3,754,645)  $   (3,675,688)
Great Companies Large-Cap Growth              $     5,237,289   $      9,308  $    (2,605,024)  $   (2,595,716)
Ocean Tomo Growth                             $     2,086,773   $     52,130  $      (663,519)  $     (611,389)
Ocean Tomo Patent                             $     7,381,835   $     34,183  $    (2,955,253)  $   (2,921,070)
Raymond James SB-1 Equity                     $    51,474,900   $    784,694  $    (23,418,15)  $  (22,633,462)
Sabrient Defensive Equity                     $    16,968,877   $      8,467  $    (4,912,789)  $   (4,904,322)
Sabrient Insider                              $    13,882,850   $    127,514  $    (5,772,495)  $   (5,644,981)
Sabrient Stealth                              $     3,643,646   $     25,389  $    (1,234,673)  $   (1,209,284)
Zacks Mid-Cap Core                            $     2,743,099   $     32,801  $      (636,741)  $     (603,940)
Zacks Multi-Asset Income                      $    44,102,602   $    563,817  $   (12,739,033)  $  (12,175,216)
Zacks Sector Rotation                         $    32,432,102   $    311,656  $    (5,755,981)  $   (5,444,325)

Tax components of the following balances as of August 31, 2008 were as follows:

                                                                   UNDISTRIBUTED
                                                                       LONG-TERM
                                                   UNDISTRIBUTED          GAINS/
                                                ORDINARY INCOME/    (ACCUMULATED
                                                    (ACCUMULATED       CAPITAL &
                                                  ORDINARY LOSS)     OTHER LOSS)
--------------------------------------------------------------------------------
BNY Mellon BRIC                                 $     11,219,538   $(13,103,689)
Clear Spin-Off                                  $        216,292   $ (6,394,359)
Great Companies Large-Cap Growth                $         33,780   $   (151,520)
Ocean Tomo Growth                               $          4,283   $    (14,284)
Ocean Tomo Patent                               $         95,143   $     (5,918)
Raymond James SB-1 CEF                          $              -   $(12,228,457)
Sabrient Defensive Equity                       $        271,877   $ (2,590,731)
Sabrient Insider                                $        331,930   $ (5,289,160)
Sabrient Stealth                                $        116,825   $ (7,225,886)
Zacks Mid-Cap Core                              $         20,076   $   (706,437)
Zacks Multi-Asset Income                        $              -   $(18,179,484)
Zacks Sector Rotation                           $              -   $(25,030,943)

In Raymond James SB-1 CEF subsequent to the August 31, 2008 reporting period, it was determined that a tax reclass of $568,116 was required between ordinary income and capital gain. This resulted in a recharacterization of $568,116 between distributions paid from net realized gain and distributions paid from return of capital.

In Zacks Sector Rotation, subsequent to the August 31, 2008 reporting period, it was determined that a tax reclass of $362,504 was required between ordinary income and capital gain. This resulted in a recharacterization of $157,826 between distributions paid from ordinary income and distributions paid from return of capital.

84 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended August 31, 2008 was as follows:

                                                              DISTRIBUTIONS PAID
                                                            FROM ORDINARY INCOME
--------------------------------------------------------------------------------
BNY Mellon BRIC                                             $          4,801,815
Clear Spin-Off                                              $            239,850
Great Companies Large-Cap Growth                            $             37,000
Ocean Tomo Growth                                           $             17,000
Ocean Tomo Patent                                           $            240,000
Raymond James SB-1 CEF                                      $         14,192,840
Sabrient Defensive Equity                                   $            430,500
Sabrient Insider                                            $            266,224
Sabrient Stealth                                            $            240,975
Zacks Mid-Cap Core                                          $             18,767
Zacks Multi-Asset Income                                    $          2,943,766
Zacks Sector Rotation                                       $            477,579

                                                              DISTRIBUTIONS PAID
                                                              FROM CAPITAL GAINS
--------------------------------------------------------------------------------
Raymond James SB-1 CEF                                        $        4,660,603
Zacks Mid-Cap Core                                            $              233

                                                         DISTRIBUTIONS PAID FROM
                                                               RETURN OF CAPITAL
--------------------------------------------------------------------------------
Raymond James SB-1 CEF                                   $             1,162,550
Zacks Multi-Asset Income                                 $               881,144
Zacks Sector Rotation                                    $               157,826

At August 31, 2008, for federal income tax purposes, the following Funds have capital loss carry-forwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                     CAPITAL LOSS   CAPITAL LOSS
                                                         EXPIRING       EXPIRING
                                                          IN 2015        IN 2016
--------------------------------------------------------------------------------
BNY Mellon BRIC                                 $               -   $    582,151
Clear Spin-Off                                  $               -   $     41,750
Great Companies Large-Cap Growth                $               -   $     35,516
Ocean Tomo Growth                               $               -   $     14,284
Sabrient Defensive Equity                       $               -   $    239,904
Sabrient Insider                                $          28,269   $  1,378,798
Sabrient Stealth                                $          35,224   $  3,606,209
Zacks Mid-Cap Core                              $               -   $    121,302
Zacks Multi-Asset Income                        $               -   $  7,675,096
Zacks Sector Rotation                           $          86,545   $  3,469,117

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended August 31, 2008, the following Funds incurred and will elect to defer net capital losses until the 2009 fiscal year as follows:

                                                                    POST-OCTOBER
                                                                          LOSSES
--------------------------------------------------------------------------------
BNY Mellon BRIC                                                     $ 12,521,538
Clear Spin-Off                                                      $  6,352,609
Great Companies Large-Cap Growth                                    $    116,004
Ocean Tomo Patent                                                   $      5,918
Raymond James SB-1 CEF                                              $ 12,228,457
Sabrient Defensive Equity                                           $  2,350,827
Sabrient Insider                                                    $  3,882,093
Sabrient Stealth                                                    $  3,584,453
Zacks Mid-Cap Core                                                  $    585,135
Zacks Multi-Asset Income                                            $ 10,504,388
Zacks Sector Rotation                                               $ 21,475,281

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48,"Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not"of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact to the financial statements as of February 28, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of February 28, 2009, open Federal and state income tax years include the tax years ended August 31, 2007 and 2008. The Funds have no examination in progress.

Note 5 - INVESTMENT TRANSACTIONS:
For the period ended February 28, 2009, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                        PURCHASES          SALES
--------------------------------------------------------------------------------
BNY Mellon BRIC                                      $ 35,651,417   $ 48,582,113
Clear Spin-Off                                       $  4,238,078   $  4,477,347
Great Companies Large-Cap Growth                     $    830,213   $    857,829
Ocean Tomo Growth                                    $    931,131   $    929,814
Ocean Tomo Patent                                    $  1,669,602   $  1,759,040
Raymond James SB-1 Equity                            $ 80,978,164   $ 80,654,768
Sabrient Defensive Equity                            $  7,918,782   $  8,052,684
Sabrient Insider                                     $ 11,508,777   $ 11,983,548
Sabrient Stealth                                     $  5,030,028   $  5,170,321
Zacks Mid-Cap Core                                   $  4,498,041   $  4,513,129
Zacks Multi-Asset Income                             $ 42,395,344   $ 42,611,376
Zacks Sector Rotation                                $ 72,875,281   $ 73,095,858

                                      SemiAnnual Report | February 28, 2009 | 85

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the period ended February 28, 2009, in-kind transactions were as follows:

                                                        PURCHASES          SALES
--------------------------------------------------------------------------------
BNY Mellon BRIC                                      $ 16,991,282   $174,906,229
Clear Spin-Off                                       $          -   $  2,479,565
Great Companies Large-Cap Growth                     $          -   $    592,432
Ocean Tomo Growth                                    $          -   $          -
Ocean Tomo Patent                                    $          -   $  1,887,224
Raymond James SB-1 Equity                            $          -   $115,460,205
Sabrient Defensive Equity                            $  3,133,500   $    840,004
Sabrient Insider                                     $  3,999,336   $ 14,268,469
Sabrient Stealth                                     $    629,097   $  2,679,660
Zacks Mid-Cap Core                                   $          -   $    803,459
Zacks Multi-Asset Income                             $ 16,286,216   $  7,271,460
Zacks Sector Rotation                                $          -   $ 31,936,544

Note 6 - CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

At February 28, 2009, Claymore Securities, Inc., an affiliate of the Adviser, owned 800 shares of each of the following Funds: BNY Mellon BRIC, Sabrient Insider, Sabrient Stealth, Zacks Sector Rotation and Zacks Multi-Asset Income.

Note 7 - DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of repre-sentations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENT:

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No.161, "Disclosures about Derivative Instruments and Hedging Activities."This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:

Subsequent to February 28, 2009, Zacks Multi-Asset Income declared a quarterly dividend of $0.287 per share payable on March 31, 2009 to shareholders of record on March 27, 2009.

86 | SemiAnnual Report | February 28, 2009

CLAYMORE EXCHANGE-TRADED FUND TRUST |

Supplemental INFORMATION | (unaudited)

TRUSTEES
The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

NAME, ADDRESS*, YEAR       TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING         NUMBER OF FUNDS IN
OF BIRTH AND POSITION(S)   AND LENGTH         OF THE PAST FIVE YEARS AND           THE FUND  COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED        OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006         Private Investor (2001-present).              44            None
Year of Birth: 1951                           Formerly, Senior Vice President
Trustee                                       and Treasurer, PepsiCo, Inc.
                                              (1993-1997), President, Pizza Hut
                                              International (1991-1993) and
                                              Senior Vice President, Strategic
                                              Planning and New Business
                                              Development (1987-1990) of
                                              PepsiCo, Inc. (1987-1997).
-----------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2006         Partner of Nyberg & Cassioppi,                47            None
Year of Birth: 1953                           LLC, a law firm specializing in
Trustee                                       corporate law, estate planning and
                                              business transactions (2000-
                                              present). Formerly, Executive
                                              Vice President, General Counsel
                                              and Corporate Secretary of Van
                                              Kampen Investments (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2006         Retired. Formerly, Vice President,            44            None
Year of Birth: 1958                           Manager and Portfolio Manager of
Trustee                                       Nuveen Asset Management (1998-
                                              1999), Vice President of Nuveen
                                              Investment Advisory Corp.
                                              (1992-1999), Vice President and
                                              Manager of Nuveen Unit Investment
                                              Trusts (1991-1999), and Assistant
                                              Vice President and Portfolio
                                              Manager of Nuveen Unit Investment
                                              Trusts (1988-1999), each of John
                                              Nuveen & Co., Inc. (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+          Since 2006         Attorney. Formerly, Senior Managing           46            None
Year                                          Director and Chief Administrative
Trustee                                       Officer (2007-2008) of Birth: 1965
                                              and General Counsel (2001-2007) of
                                              Claymore Advisors, LLC and Claymore
                                              Securities, Inc. Formerly, Assistant
                                              General Counsel, John Nuveen and
                                              Co., Inc. (1999-2000). Formerly, Vice
                                              President and Associate General
                                              Counsel of Van Kampen Investments,
                                              Inc. (1992-1999).
-----------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted:2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person"(as defined in Section 2(a) (19) of the 1940 Act) of the Trust because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

                                      SemiAnnual Report | February 28, 2009 | 87

Claymore Exchange-Traded Fund Trust l SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS
The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
-------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment
Year of birth: 1955                                         Officer of Claymore Advisors, LLC and Claymore
Chief Executive Officer                                     Securities, Inc. (2008-present). Chief Executive
                                                            Officer of certain other funds in the Fund
                                                            Complex. Formerly, Managing Director of
                                                            Research, Nuveen Asset Management (2000-2007).
-------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006              Senior Managing Director of Claymore Advisors,
Year of Birth: 1964                                         LLC and Claymore Securities, Inc. (2005-present);
Chief Accounting Officer,                                   Formerly, Chief Financial Officer of Claymore
Chief Financial Officer and                                 Group Inc. (2005-2006); Managing Director
Treasurer                                                   of Claymore Advisors, LLC and Claymore
                                                            Securities, Inc. (2003-2005); Treasurer of
                                                            Henderson Global Funds and Operations Manager
                                                            for Henderson Global Investors (North America)
                                                            Inc., (2002-2003); Managing Director, FrontPoint
                                                            Partners LLC (2001-2002).
-------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director and General Counsel of
Year of birth: 1959                                         Claymore Advisors, LLC, Claymore Securities,
Chief Legal Officer                                         Inc. and Claymore Group, Inc. (2007-present).
                                                            Chief Legal Officer of certain other funds in the
                                                            Fund Complex. Formerly, Associate General Counsel
                                                            and Assistant Corporate Secretary of NYSE Euronext,
                                                            Inc. (2000-2007).
-------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President, Fund Compliance Officer of Claymore
Year of Birth: 1957                                         Group Inc. (2006-present). Formerly, Chief
Chief Compliance Officer                                    Compliance Officer/Assistant Secretary of Harris
                                                            Investment Management, Inc. (2003-2006).
                                                            Director-Compliance of Harrisdirect LLC (1999-2003).
-------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006              Vice President and Assistant General Counsel of
Year of Birth: 1978                                         Claymore Group Inc. (2005-present). Secretary of
Secretary                                                   certain funds in the Fund Complex; Formerly,
                                                            Associate, Vedder Price P.C. (2003-2005).
-------------------------------------------------------------------------------------------------------------
William H. Belden, III              Since 2006              Managing Director of Claymore Advisors, LLC
Year of Birth: 1965                                         (2005-present). Formerly, Vice President of
Vice President                                              Product Management at Northern Trust Global
                                                            Investments (1999-2005).
-------------------------------------------------------------------------------------------------------------
Chuck Craig                         Since 2006              Managing Director (2006-present), Vice President
Year of Birth: 1967                                         (2003-2006) of Claymore Advisors, LLC. Formerly,
Vice President                                              Assistant Vice President, First Trust Portfolios,
                                                            L.P. (1999-2003).
-------------------------------------------------------------------------------------------------------------

*     Address for all Officers:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

88 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust | CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

Board Considerations Regarding the Approval of the

INVESTMENT ADVISORY AGREEMENTS | (unaudited)

CLAYMORE EXCHANGE TRADED FUND TRUST (THE "TRUST")

CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on May 27, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund was organized as part of the proposed reorganization of the Claymore/Raymond James SB-1 Equity Fund ("RYJ"), a closed-end fund for which the Investment Adviser also serves as investment adviser and for which the members of the Board also serve as the trustees, the Board considered that the Fund's investment process was expected to be substantially similar to that of RYJ. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary advisory fee structure for the Fund. Out of the unitary fee, the Investment Adviser has proposed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed unitary fee for the Fund and the Board's prior consideration of the profitability of the Investment Adviser with respect to RYJ, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed unitary advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual unitary fee, payable monthly, in an amount equal to 0.75% of the Fund's average daily net assets. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was not yet organized, the Board reviewed the Fund's proposed unitary advisory fee structure and determined to review economies of scale in the future after the proposed reorganization of RYJ has occurred.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

                                      SemiAnnual Report | February 28, 2009 | 89

                      This Page Intentionally Left Blank.

Claymore Exchange-Traded Fund Trust |

Trust INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, IL

DISTRIBUTOR
Claymore Securities, Inc.
Lisle, IL

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, IL

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
NewYork, NY

LEGAL COUNSEL
Clifford Chance US LLP
NewYork, NY

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

================================================================================
PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

o     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling
(888) 949-3837, by visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                      SemiAnnual Report | February 28, 2009 | 91

Claymore Exchange-Traded Fund Trust

About the TRUST ADVISER

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $10.1 billion in assets as of March 31, 2009. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST OVERVIEW

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 20 separate exchange-traded "index funds" as of February 28, 2009. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(04/09)                  NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-001-AR-0808


ITEM 2. CODE OF ETHICS.

 Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 4, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, such Trustee candidate must
(i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust
             -----------------------------------

By:      /s/ J. Thomas Futrell
         ---------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    May 8, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ---------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    May 8, 2009

By:      /s/ Steven M. Hill
         ---------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    May 8, 2009